UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07792
                                                     ---------------------

                 Nuveen Insured Premium Income Municipal Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: April 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                      [LOGO: NUVEEN Investments]

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
April 30, 2009

------------------ --------------------- ----------------- --------------------
NUVEEN INSURED     NUVEEN INSURED        NUVEEN PREMIER    NUVEEN INSURED
QUALITY MUNICIPAL  MUNICIPAL OPPORTUNITY INSURED MUNICIPAL PREMIUM INCOME
FUND, INC.         FUND, INC.            INCOME FUND, INC. MUNICIPAL FUND 2
NQI                NIO                   NIF               NPX

------------------ ------------------
NUVEEN INSURED     NUVEEN INSURED
DIVIDEND ADVANTAGE TAX-FREE ADVANTAGE
MUNICIPAL FUND     MUNICIPAL FUND
NVG                NEA

                                   [April 09]

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OR

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If you receive your Nuveen Fund dividends and statements directly from Nuveen.

                                                      [LOGO: NUVEEN Investments]

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BERMNER]

DEAR SHAREHOLDER,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
---------------------
Robert P. Bremner
Chairman of the Nuveen Fund Board
June 19, 2009

                                                           Nuveen Investments 3

Portfolio Manager's Comments

Nuveen Investments Municipal Closed-End Funds NQI, NIO, NIF, NPX, NVG, NEA

Portfolio manager Paul Brennan reviews key investment strategies and the six-month performance of these six insured Funds. With 20 years of industry experience, including 12 years at Nuveen, Paul assumed portfolio management responsibility for all these funds in 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE SIX-MONTH ENDED APRIL 30, 2009?

During this time, the municipal market remained under pressure from price volatility, reduced liquidity and fundamental economic concerns. After a very difficult start to the period, market conditions began to show signs of improvement in mid-December 2008, and municipal bonds were on an improving trend during the first four months of 2009. In this environment, we continued to focus on finding bonds that offered relative value while seeking to manage liquidity and invest for the long term.

Much of our investment activity during this period was driven by opportunities created by market conditions. We sought to capitalize on this environment by continuing to take a bottom-up approach to finding undervalued sectors and individual credits with the potential to perform well over the long term. This was true in both the new issuance and secondary markets. In the primary market, we found bonds with better structures (such as, higher coupons or longer call protection) than we have seen in a long time, as market conditions required issuers to enhance offerings to make them more attractive to buyers. In the secondary markets, we were able to purchase bonds at discounted prices as the result of selling by some municipal market participants, particularly in November and December 2008. Although some bonds were offered at extremely discounted prices during this period, our emphasis was always on carefully selecting securities we believed offered exceptional value. In general, the bonds we purchased were ones where we were already familiar with the credit being offered or where we were adding to positions or sectors currently held in the portfolio.

All the Funds now have the ability to own uninsured bonds. However, the majority of the Funds' holdings continued to focus on insured securities, especially those issued by essential service providers, including water and sewer, utilities and state and local general obligation bonds. In most cases, we purchased credits with longer maturities to take advantage of the spreads offered by the extremely steep yield curve. However, our investment activity was somewhat limited by the smaller supply of appropriate insured paper currently available in the market, as the number of suitable insurers as well as the


CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

4 Nuveen Investments
amount of insured new issuance continued to decline. Insured issues comprised 18% of new supply in 2008, compared with 47% in 2007.

Some of the needed liquidity for new purchases was generated by proceeds from bond redemptions. In addition, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell bonds into relatively consistent retail demand. The bonds we sold tended to have shorter maturities, as these generally offered more liquidity and were in greater demand by retail buyers. Selling shorter duration1 bonds and reinvesting further out on the yield curve also helped to improve the Funds' total return potential and overall call protection profiles.

We continued to use inverse floating rate securities2 in all six Funds. We employed inverse floaters for a variety of reasons, including duration management, income enhancement, and as a form of leverage. NVG also invested in additional types of derivatives3 intended to help manage its duration and common share net asset value (NAV) volatility without having a negative impact on its income stream or common share dividends over the short term. As of April 30, 2009, the inverse floaters remained in place in all six Funds, while we had removed the derivative positions from NVG.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE* FOR PERIODS ENDED 4/30/09

                                           SIX-MONTH   1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
NQI                                           12.26%   -5.01%    2.01%     4.03%
NIO                                           11.74%   -2.25%    2.81%     4.45%
NIF                                           13.08%    1.25%    3.38%     4.49%
NPX                                           10.95%   -2.32%    2.72%     4.33%
NVG                                           12.52%    0.23%    4.05%       N/A
NEA                                           12.57%   -0.76%    4.18%       N/A

Lipper Insured Municipal Debt
Funds Average(4)                              13.36%   -3.22%    2.69%     4.09%

Barclays Capital Insured Municipal
Bond Index(5)                                  9.07%    3.65%    4.23%     4.93%

S&P Insured Municipal Bond Index(6)            8.59%    1.65%    3.91%     7.77%
--------------------------------------------------------------------------------

For the six months ended April 30, 2009, the cumulative returns on common share NAV for all six Funds outperformed the returns on both the Barclays Capital Insured Municipal Bond Index and the Standard & Poor's Insured Municipal Bond Index, while the funds underperformed the returns for the Lipper Insured Municipal Debt Funds Average.

Key management factors that influenced the Funds' returns during this six-month period included duration and yield curve positioning, the use of derivatives, credit and sector allocations and individual security selection. In addition, the use of leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page 7.

* Six-month returns are cumulative; returns for one-year,five-year,and ten-year are annualized.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(3) Each Fund may invest in derivative instruments such as forwards, futures, options, and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

(4) The Lipper Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: six-months, 23 funds; 1-year, 23 funds; 5-year, 21 funds; and 10-year, 16 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Insured Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of insured municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(6) The Standard & Poor's (S&P) Insured Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the Insured U.S. municipal bond market.

                                                            5 Nuveen Investments

Over this period, the municipal bond yield curve remained steep with longer-term yields significantly higher than shorter-term yields. Bonds in the Barclays Capital Municipal Bond Index maturing in ten years or more, especially bonds with maturities of approximately 15 years and 22 years or longer, benefited the most from this interest rate environment. While NEA and NQI had relatively better overall duration and yield curve positioning for these market conditions, all six Funds had significant exposure to the longer part of the yield curve, which benefited their performances.

As mentioned earlier, all of these Funds continued to use inverse floating rate securities. During this period, these instruments generally had a positive impact on the Funds' overall performances while also helping to support their income streams. In addition, NVG, which had a duration that was shorter than our strategic target, used derivative positions during part of this period to synthetically extend its duration closer to our target. These derivative positions, which boosted the Fund's interest rate sensitivity, performed well and made a positive contribution to NVG's total return performance.

Credit quality exposure was also an important positive performance factor. Risk-averse investors put a priority on higher quality investments, causing bonds with higher credit to perform very well, and the performances of these insured Funds generally benefited from their higher quality holdings.

The "essential service" sectors provided the biggest boost to the Funds' returns during this period and mostly included the general obligation/tax-supported, utility and health care sectors. On the whole, the Funds had good weightings in these top-performing sectors.

The Funds' significant allocation to the pre-refunded7 sector generally detracted from the Funds' performances. Backed by U.S. Treasuries, these bonds which had been the top-performing segment of the municipal market last year, provide higher credit quality and an element of safety and resilience, making them attractive holdings during periods of market distress. However, the shorter effective maturities of these bonds hampered their performance during this period. As of April 30, 2009, NIF had the smallest allocation of pre-refunded bonds among these six Funds, which benefited this Fund by limiting the impact of these underperforming holdings.

Individual security selection was also a factor in the insured Funds' performances during this period. The Funds' returns, as well as their allocations to various credit quality sectors, were impacted to varying degrees by downgrades of municipal bond insurers, and the subsequent impact on the ratings and values of insured bonds. See page 7 for more information on municipal bond insurers. Overall, NIF had stronger results from its security selection for this period, while NPX was more negatively impacted by weaker security selection than the other Funds in this report.

(7) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

6 Nuveen Investments

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors previously discussed, one of the primary reasons for the strong six-month returns recorded by Funds was the Funds' use of financial leverage. This positive contribution to performance stands in sharp contrast to the preceding six-month period, when leverage had a generally detrimental impact on the Funds' returns. This can be seen by comparing the six-month and one-year Fund returns shown on page 5.

Financial leverage offers opportunities to generate additional income and total return for common shareholders under a variety of market conditions. However, leverage may work to the common shareholders' disadvantage during periods when bond prices are extraordinarily volatile or in sharp decline. During the six months covered by this report, overall conditions within the municipal bond market were relatively favorable, in contrast to the relatively unfavorable market conditions during the fall of 2008.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, all bond insurers experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, there are no longer any bond insurers rated AAA by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit watch evolving," "credit outlook developing," or "rating withdrawn," which may presage one or more rating reductions for any insurer in the future. As concern increased about the balance sheets of insurers, prices on insured bonds - especially those bonds issued by weaker underlying credits - declined, detracting from the Funds' performances. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of these Funds continued to be well diversified and it is important to note that municipal bonds historically have had a very low rate of default.

                                                            Nuveen Investments 7

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. As of April 30, 2009, the amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying table.

                                                 AUCTION RATE      % OF ORIGINAL
                                             PREFERRED SHARES       AUCTION RATE
FUND                                                 REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NQI                                          $     72,150,000              22.7%
NIO                                          $    106,700,000              15.7%
NIF                                          $     21,700,000              13.5%
NPX                                          $    268,900,000             100.0%
NVG                                          $     22,200,000               9.5%
NEA                                          $     11,200,000               7.8%
--------------------------------------------------------------------------------

Subsequent to the reporting period, NIF, NVG and NEA noticed for redemption an additional $9,175,000, $8,150,000 and $4,150,000 action rate preferred securities, respectively.

As noted in the last shareholder report, all of NPX's redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred shares used as leverage in Nuveen closed-end funds. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. As of April 30, 2009, NPX has $219 million of VRDP.

While the Funds' Board of Directors/Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

8 Nuveen Investments

As of April 30, 2009, sixty-seven Nuveen closed-end municipal funds have redeemed and/or noticed for redemption at par a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.1 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                            Nuveen Investments 9

Common Share Dividend
and Share Price Information

During the six-month period ended April 30, 2009, NIF had one monthly dividend increase, while the dividends of NQI, NIO, NPX, NVG and NEA remained stable throughout the period.

Due to normal portfolio activity, common shareholders of NIO received a net ordinary income distribution of $0.0010 per share at the end of December 2008.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2009, all six of the Funds in this report had positive UNII balances, based on our best estimate, for tax purposes and positive UNII balances for financial statement purposes.

COMMON SHARE REPURCHASE AND SHARE PRICE INFORMATION

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, NQI, NIO, NIF, and NPX have not repurchased any of their outstanding common shares.

As of April 30, 2009, NVG and NEA repurchased common shares as shown in the accompanying table.

                                                COMMON SHARES   % OF OUTSTANDING
FUND                                              REPURCHASED      COMMON SHARES
--------------------------------------------------------------------------------
NVG                                                    10,400               0.0%
NEA                                                    19,300               0.1%
--------------------------------------------------------------------------------

10 Nuveen Investments

During the six-month reporting period, NVG's and NEA's common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                           WEIGHTED AVERAGE     WEIGHTED AVERAGE
                                            PRICE PER SHARE   DISCOUNT PER SHARE
FUND                                            REPURCHASED          REPURCHASED
--------------------------------------------------------------------------------
NVG                                        $          11.53               16.82%
NEA                                        $          10.98               18.03%
--------------------------------------------------------------------------------

As of April 30, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table.

                                                      4/30/09          SIX-MONTH
FUND                                                 DISCOUNT   AVERAGE DISCOUNT
--------------------------------------------------------------------------------
NQI                                                    -4.56%            - 7.24%
NIO                                                    -9.80%           - 12.56%
NIF                                                    -8.18%           - 12.94%
NPX                                                    -9.83%           - 14.28%
NVG                                                    -9.87%           - 12.76%
NEA                                                    -7.53%           - 12.10%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 11

NQI Performance OVERVIEW | Nuveen Insured Quality Municipal Fund, Inc. as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $  12.14
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $  12.72
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.56%
--------------------------------------------------------------------------------
Market Yield                                                               6.08%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                8.44%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $487,180
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           16.28
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 12.23
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/90)

                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                             12.50%   12.26%
--------------------------------------------------------------------------------
1-Year                                                           -3.57%   -5.01%
--------------------------------------------------------------------------------
5-Year                                                            2.10%    2.01%
--------------------------------------------------------------------------------
10-Year                                                           3.54%    4.03%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 18.1%
--------------------------------------------------------------------------------
Texas                                                                      12.0%
--------------------------------------------------------------------------------
Illinois                                                                   11.0%
--------------------------------------------------------------------------------
New York                                                                    9.2%
--------------------------------------------------------------------------------
Washington                                                                  7.4%
--------------------------------------------------------------------------------
Florida                                                                     5.6%
--------------------------------------------------------------------------------
Kentucky                                                                    3.9%
--------------------------------------------------------------------------------
Ohio                                                                        3.0%
--------------------------------------------------------------------------------
Louisiana                                                                   2.8%
--------------------------------------------------------------------------------
Hawaii                                                                      2.3%
--------------------------------------------------------------------------------
Arizona                                                                     2.1%
--------------------------------------------------------------------------------
Nevada                                                                      2.1%
--------------------------------------------------------------------------------
Colorado                                                                    2.0%
--------------------------------------------------------------------------------
Other                                                                      18.5%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            19.8%
--------------------------------------------------------------------------------
Transportation                                                             19.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.9%
--------------------------------------------------------------------------------
Health Care                                                                10.3%
--------------------------------------------------------------------------------
Utilities                                                                   7.3%
--------------------------------------------------------------------------------
Other                                                                      11.5%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       33.1%
--------------------------------------------------------------------------------
AMBAC                                                                      21.5%
--------------------------------------------------------------------------------
FSA                                                                        21.3%
--------------------------------------------------------------------------------
FGIC                                                                       20.5%
--------------------------------------------------------------------------------
Other                                                                       3.6%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1,2)

                                  [PIE CHART]

Insured                                                                      77%
U.S. Guaranteed                                                              20%
GNMA Guaranteed                                                               3%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

May                                                                $      0.0605
Jun                                                                       0.0605
Jul                                                                       0.0605
Aug                                                                       0.0605
Sep                                                                       0.0615
Oct                                                                       0.0615
Nov                                                                       0.0615
Dec                                                                       0.0615
Jan                                                                       0.0615
Feb                                                                       0.0615
Mar                                                                       0.0615
Apr                                                                       0.0615

Common Share Price Performance -- Weekly Closing Price

                                 [LINE GRAPH ]

5/01/08                                                            $       13.41
                                                                           13.49
                                                                           13.58
                                                                           13.51
                                                                           13.57
                                                                           13.65
                                                                           13.7
                                                                           13.45
                                                                           13.19
                                                                           13.05
                                                                           13.1
                                                                           12.6
                                                                           12.71
                                                                           12.6
                                                                           12.6
                                                                           12.55
                                                                           12.43
                                                                           12.36
                                                                           12.46
                                                                           12.52
                                                                           12.3
                                                                           11.87
                                                                           11.2
                                                                           10.8
                                                                           8.18
                                                                           9.83
                                                                           11.15
                                                                           11.15
                                                                           11.79
                                                                           10.95
                                                                           10.13
                                                                           10.43
                                                                           9.92
                                                                           8.78
                                                                           9.86
                                                                           9.89
                                                                           10.37
                                                                           11.33
                                                                           11.58
                                                                           11.4
                                                                           11.57
                                                                           12.09
                                                                           12.04
                                                                           11.06
                                                                           11.84
                                                                           11.44
                                                                           11.6
                                                                           11.72
                                                                           12.1
                                                                           12.02
                                                                           11.84
                                                                           11.93
                                                                           12.17
4/30/09                                                                    12.14

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

12 Nuveen Investments

NIO Performance OVERVIEW | Nuveen Insured Municipal Opportunity Fund, Inc. as of April 30, 2009

Credit Quality (as a % of total investments)(1,2)

                                  [PIE CHART]

Insured                                                                      74%
U.S. Guaranteed                                                              26%

2008-2009 Monthly Tax-Free Dividends Per Common Share(4)

                                  [BAR CHART]

May                                                                $       0.058
Jun                                                                        0.058
Jul                                                                        0.058
Aug                                                                        0.058
Sep                                                                        0.059
Oct                                                                        0.059
Nov                                                                        0.059
Dec                                                                        0.059
Jan                                                                        0.059
Feb                                                                        0.059
Mar                                                                        0.059
Apr                                                                        0.059

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

5/01/08                                                            $     13.55
                                                                         13.59
                                                                         13.84
                                                                         13.8
                                                                         13.71
                                                                         13.84
                                                                         13.62
                                                                         13.25
                                                                         12.93
                                                                         12.81
                                                                         12.87
                                                                         12.75
                                                                         12.69
                                                                         12.66
                                                                         12.63
                                                                         12.75
                                                                         12.73
                                                                         12.54
                                                                         12.61
                                                                         12.69
                                                                         12.41
                                                                         11.87
                                                                         11.32
                                                                         10.8
                                                                         8.769
                                                                         10.49
                                                                         10.93
                                                                         11.15
                                                                         11.32
                                                                         11.4199
                                                                         9.46
                                                                         10.5
                                                                         9.8999
                                                                         8.93
                                                                         10.01
                                                                         10.51
                                                                         10.97
                                                                         11.77
                                                                         12.01
                                                                         11.45
                                                                         11.7
                                                                         12.03
                                                                         12
                                                                         11.24
                                                                         11.87
                                                                         11.1
                                                                         11.64
                                                                         11.78
                                                                         11.72
                                                                         11.78
                                                                         11.69
                                                                         11.82
                                                                         12.09
4/30/09                                                                  12.15

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $    12.15
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $    13.47
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.80%
--------------------------------------------------------------------------------
Market Yield                                                               5.83%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                8.10%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $1,092,846
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           14.81
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 11.46
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/19/91)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                             12.41%   11.74%
--------------------------------------------------------------------------------
1-Year                                                           -5.18%   -2.25%
--------------------------------------------------------------------------------
5-Year                                                            2.85%    2.81%
--------------------------------------------------------------------------------
10-Year                                                           3.34%    4.45%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 19.2%
--------------------------------------------------------------------------------
Texas                                                                       9.5%
--------------------------------------------------------------------------------
Michigan                                                                    4.7%
--------------------------------------------------------------------------------
Nevada                                                                      4.6%
--------------------------------------------------------------------------------
New York                                                                    4.3%
--------------------------------------------------------------------------------
Colorado                                                                    4.2%
--------------------------------------------------------------------------------
South Carolina                                                              4.2%
--------------------------------------------------------------------------------
Alabama                                                                     4.0%
--------------------------------------------------------------------------------
Florida                                                                     3.9%
--------------------------------------------------------------------------------
Illinois                                                                    3.7%
--------------------------------------------------------------------------------
Louisiana                                                                   3.7%
--------------------------------------------------------------------------------
Massachusetts                                                               3.5%
--------------------------------------------------------------------------------
Ohio                                                                        2.7%
--------------------------------------------------------------------------------
Indiana                                                                     2.4%
--------------------------------------------------------------------------------
Washington                                                                  2.2%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.1%
--------------------------------------------------------------------------------
Oklahoma                                                                    1.9%
--------------------------------------------------------------------------------
Other                                                                      19.2%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.1%
--------------------------------------------------------------------------------
Transportation                                                             12.0%
--------------------------------------------------------------------------------
Utilities                                                                   9.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.9%
--------------------------------------------------------------------------------
Health Care                                                                 6.1%
--------------------------------------------------------------------------------
Other                                                                       5.8%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       32.3%
--------------------------------------------------------------------------------
FGIC                                                                       25.3%
--------------------------------------------------------------------------------
AMBAC                                                                      21.2%
--------------------------------------------------------------------------------
FSA                                                                        15.9%
--------------------------------------------------------------------------------
SYNCORA                                                                     2.6%
--------------------------------------------------------------------------------
Other                                                                       2.7%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0010 per share.

                                                           Nuveen Investments 13

NIF Performance OVERVIEW | Nuveen Premier Insured Municipal Income Fund, Inc. as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $  12.69
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $  13.82
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.18%
--------------------------------------------------------------------------------
Market Yield                                                               5.67%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                7.88%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $268,380
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           13.00
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 10.59
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                             16.73%   13.08%
--------------------------------------------------------------------------------
1-Year                                                            2.74%    1.25%
--------------------------------------------------------------------------------
5-Year                                                            3.52%    3.38%
--------------------------------------------------------------------------------
10-Year                                                           3.77%    4.49%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 21.3%
--------------------------------------------------------------------------------
Illinois                                                                   11.8%
--------------------------------------------------------------------------------
Washington                                                                 11.0%
--------------------------------------------------------------------------------
Texas                                                                       6.8%
--------------------------------------------------------------------------------
Colorado                                                                    6.6%
--------------------------------------------------------------------------------
New York                                                                    4.5%
--------------------------------------------------------------------------------
Nevada                                                                      3.0%
--------------------------------------------------------------------------------
Indiana                                                                     2.5%
--------------------------------------------------------------------------------
Oregon                                                                      2.5%
--------------------------------------------------------------------------------
Hawaii                                                                      2.4%
--------------------------------------------------------------------------------
Tennessee                                                                   2.4%
--------------------------------------------------------------------------------
Florida                                                                     2.4%
--------------------------------------------------------------------------------
Michigan                                                                    2.3%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.1%
--------------------------------------------------------------------------------
Other                                                                      18.4%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     24.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            21.6%
--------------------------------------------------------------------------------
Transportation                                                             16.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.9%
--------------------------------------------------------------------------------
Health Care                                                                 7.8%
--------------------------------------------------------------------------------
Utilities                                                                   6.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.1%
--------------------------------------------------------------------------------
Other                                                                       3.8%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
FGIC                                                                       34.4%
--------------------------------------------------------------------------------
MBIA                                                                       28.3%
--------------------------------------------------------------------------------
FSA                                                                        19.8%
--------------------------------------------------------------------------------
AMBAC                                                                      16.7%
--------------------------------------------------------------------------------
Other                                                                       0.8%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1,2)

                                  [PIE CHART]

Insured                                                                      77%
U.S. Guaranteed                                                              22%
GNMA Guaranteed                                                               1%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

May                                                                $      0.053
Jun                                                                       0.053
Jul                                                                       0.053
Aug                                                                       0.053
Sep                                                                       0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.06
Apr                                                                       0.06

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

5/01/08                                                            $     13.11
                                                                         13.08
                                                                         13.07
                                                                         13.08
                                                                         13.08
                                                                         13.08
                                                                         12.95
                                                                         12.79
                                                                         12.55
                                                                         12.52
                                                                         12.65
                                                                         12.41
                                                                         12.32
                                                                         12.27
                                                                         12.41
                                                                         12.36
                                                                         12.41
                                                                         12.27
                                                                         12.44
                                                                         12.39
                                                                         12.34
                                                                         11.96
                                                                         10.93
                                                                         10.86
                                                                         8.236
                                                                         9.9299
                                                                         11.33
                                                                         11.19
                                                                         11.2
                                                                         10.98
                                                                         9.72
                                                                         10.25
                                                                         9.96
                                                                         8.9
                                                                         10.06
                                                                         10.54
                                                                         11.13
                                                                         12
                                                                         11.99
                                                                         11.9
                                                                         12.28
                                                                         12.44
                                                                         12.63
                                                                         11.38
                                                                         12.13
                                                                         11.79
                                                                         11.83
                                                                         12.02
                                                                         12.13
                                                                         12.4512
                                                                         12.49
                                                                         12.41
                                                                         12.62
4/30/09                                                                  12.69

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NPX Performance OVERVIEW | Nuveen Insured Premium Income Municipal Fund 2 as of April 30, 2009

Credit Quality (as a % of total investments)(1,2)

                                  [PIE CHART]

Insured                                                                      79%
U.S. Guaranteed                                                              20%
GNMA Guaranteed                                                               1%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

May                                                                $      0.0515
Jun                                                                       0.0515
Jul                                                                       0.0515
Aug                                                                       0.0515
Sep                                                                       0.0515
Oct                                                                       0.0515
Nov                                                                       0.0515
Dec                                                                       0.0515
Jan                                                                       0.0515
Feb                                                                       0.0515
Mar                                                                       0.0515
Apr                                                                       0.0515

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

5/01/08                                                            $     11.96
                                                                         11.98
                                                                         12.05
                                                                         12.19
                                                                         12.23
                                                                         12.17
                                                                         12.06
                                                                         11.69
                                                                         11.46
                                                                         11.53
                                                                         11.67
                                                                         11.53
                                                                         11.4
                                                                         11.39
                                                                         11.29
                                                                         11.43
                                                                         11.46
                                                                         11.26
                                                                         11.35
                                                                         11.35
                                                                         11.15
                                                                         10.7911
                                                                         10.28
                                                                         9.8401
                                                                         7.6
                                                                         8.58
                                                                         10
                                                                         9.5599
                                                                         10.0596
                                                                         9.71
                                                                         8.69
                                                                         9.09
                                                                         8.27
                                                                         8.08
                                                                         8.86
                                                                         9.15
                                                                         9.66
                                                                         10.44
                                                                         10.44
                                                                         10.46
                                                                         10.53
                                                                         10.95
                                                                         10.94
                                                                         10.08
                                                                         10.61
                                                                         10.4
                                                                         10.29
                                                                         10.44
                                                                         10.63
                                                                         10.6206
                                                                         10.75
                                                                         10.84
                                                                         10.99
4/30/09                                                                  11.1

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                        $11.10
--------------------------------------------------------------------------------
Common Share Net Asset Value                                              $12.31
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.83%
--------------------------------------------------------------------------------
Market Yield                                                               5.57%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                7.74%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $459,701
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           14.18
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 11.68
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/22/93)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                             19.63%   10.95%
--------------------------------------------------------------------------------
1-Year                                                           -1.24%   -2.32%
--------------------------------------------------------------------------------
5-Year                                                            2.91%    2.72%
--------------------------------------------------------------------------------
10-Year                                                           4.22%    4.33%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 14.4%
--------------------------------------------------------------------------------
Texas                                                                      11.2%
--------------------------------------------------------------------------------
Pennsylvania                                                                8.4%
--------------------------------------------------------------------------------
New York                                                                    7.1%
--------------------------------------------------------------------------------
Colorado                                                                    6.7%
--------------------------------------------------------------------------------
Hawaii                                                                      5.1%
--------------------------------------------------------------------------------
Washington                                                                  4.8%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.2%
--------------------------------------------------------------------------------
Louisiana                                                                   3.3%
--------------------------------------------------------------------------------
New Jersey                                                                  3.1%
--------------------------------------------------------------------------------
North Dakota                                                                2.6%
--------------------------------------------------------------------------------
Georgia                                                                     2.5%
--------------------------------------------------------------------------------
Oregon                                                                      2.2%
--------------------------------------------------------------------------------
Illinois                                                                    2.1%
--------------------------------------------------------------------------------
Alabama                                                                     2.1%
--------------------------------------------------------------------------------
Nebraska                                                                    2.0%
--------------------------------------------------------------------------------
Other                                                                      18.2%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Utilities                                                                  20.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            20.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.9%
--------------------------------------------------------------------------------
Transportation                                                             10.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.0%
--------------------------------------------------------------------------------
Health Care                                                                 5.7%
--------------------------------------------------------------------------------
Other                                                                       3.0%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                      27.3%
--------------------------------------------------------------------------------
MBIA                                                                       26.5%
--------------------------------------------------------------------------------
FSA                                                                        22.3%
--------------------------------------------------------------------------------
FGIC                                                                       20.9%
--------------------------------------------------------------------------------
Other                                                                       3.0%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 -Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 15

NVG Performance OVERVIEW | Nuveen Insured Dividend Advantage Municipal Fund as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $  12.69
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $  14.08
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.87%
--------------------------------------------------------------------------------
Market Yield                                                               5.67%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                7.88%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $419,494
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           12.31
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  9.74
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                             14.53%   12.52%
--------------------------------------------------------------------------------
1-Year                                                           -0.12%    0.23%
--------------------------------------------------------------------------------
5-Year                                                            4.38%    4.05%
--------------------------------------------------------------------------------
Since
Inception                                                         3.73%    5.58%
--------------------------------------------------------------------------------

STATES
(as a % of municipal bonds)
--------------------------------------------------------------------------------
Texas                                                                      14.7%
--------------------------------------------------------------------------------
Indiana                                                                    11.0%
--------------------------------------------------------------------------------
Washington                                                                 10.3%
--------------------------------------------------------------------------------
California                                                                  9.9%
--------------------------------------------------------------------------------
Florida                                                                     7.7%
--------------------------------------------------------------------------------
Illinois                                                                    7.4%
--------------------------------------------------------------------------------
Tennessee                                                                   6.9%
--------------------------------------------------------------------------------
New York                                                                    3.5%
--------------------------------------------------------------------------------
Colorado                                                                    3.4%
--------------------------------------------------------------------------------
Alaska                                                                      2.6%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.3%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.1%
--------------------------------------------------------------------------------
Other                                                                      18.2%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            27.9%
--------------------------------------------------------------------------------
Transportation                                                             15.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.9%
--------------------------------------------------------------------------------
Utilities                                                                   9.0%
--------------------------------------------------------------------------------
Health Care                                                                 7.1%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.5%
--------------------------------------------------------------------------------
Other                                                                       9.0%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       34.8%
--------------------------------------------------------------------------------
FSA                                                                        22.6%
--------------------------------------------------------------------------------
AMBAC                                                                      20.4%
--------------------------------------------------------------------------------
FGIC                                                                       18.9%
--------------------------------------------------------------------------------
Other                                                                       3.3%
--------------------------------------------------------------------------------

Credit Quality (as a % of municipal bonds)(1,2)

                                  [PIE CHART]

Insured                                                                      65%
U.S. Guaranteed                                                              27%
AAA (Uninsured)                                                               2%
AA (Uninsured)                                                                6%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

May                                                                $      0.0575
Jun                                                                       0.0575
Jul                                                                       0.0575
Aug                                                                       0.0575
Sep                                                                       0.06
Oct                                                                       0.06
Nov                                                                       0.06
Dec                                                                       0.06
Jan                                                                       0.06
Feb                                                                       0.06
Mar                                                                       0.06
Apr                                                                       0.06

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

5/01/08                                                            $     13.48
                                                                         13.56
                                                                         13.64
                                                                         13.52
                                                                         13.47
                                                                         13.62
                                                                         13.54
                                                                         13.11
                                                                         12.94
                                                                         12.94
                                                                         12.91
                                                                         12.84
                                                                         12.782
                                                                         12.6804
                                                                         12.67
                                                                         12.63
                                                                         12.67
                                                                         12.61
                                                                         12.66
                                                                         12.77
                                                                         12.6045
                                                                         12.1
                                                                         11.3
                                                                         11.14
                                                                         8.35
                                                                         9.89
                                                                         11.45
                                                                         11.42
                                                                         11.62
                                                                         11.17
                                                                         9.97
                                                                         11
                                                                         9.83
                                                                         9.45
                                                                         10.96
                                                                         10.75
                                                                         11.6
                                                                         12.55
                                                                         12.7
                                                                         12.13
                                                                         12.52
                                                                         12.88
                                                                         12.63
                                                                         11.61
                                                                         12.21
                                                                         11.72
                                                                         11.97
                                                                         12.1
                                                                         12.4
                                                                         12.29
                                                                         12.41
                                                                         12.395
                                                                         12.61
4/30/09                                                                  12.69

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

16 Nuveen Investments

NEA Performance OVERVIEW | Nuveen Insured Tax-Free Advantage Municipal Fund as of April 30, 2009

Credit Quality (as a % of total investments)(1,2)

                                  [PIE CHART]

Insured                                                                      67%
U.S. Guaranteed                                                              25%
AAA (Uninsured)                                                               2%
AA (Uninsured)                                                                3%
A (Uninsured)                                                                 1%
BBB (Uninsured)                                                               2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

May                                                                $       0.059
Jun                                                                        0.059
Jul                                                                        0.059
Aug                                                                        0.059
Sep                                                                        0.059
Oct                                                                        0.059
Nov                                                                        0.059
Dec                                                                        0.059
Jan                                                                        0.059
Feb                                                                        0.059
Mar                                                                        0.059
Apr 0.059

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

5/01/08                                                            $     13.92
                                                                         13.99
                                                                         14.18
                                                                         14.35
                                                                         14.223
                                                                         14.27
                                                                         14.3402
                                                                         13.95
                                                                         13.66
                                                                         13.35
                                                                         13.3899
                                                                         13.19
                                                                         13
                                                                         12.86
                                                                         12.88
                                                                         12.93
                                                                         13.098
                                                                         13.5124
                                                                         13.2001
                                                                         13.19
                                                                         13.01
                                                                         12.3
                                                                         10.958
                                                                         11.12
                                                                         8.177
                                                                         9.7
                                                                         11.32
                                                                         11.4
                                                                         11.6
                                                                         10.4501
                                                                         9.94
                                                                         11.4086
                                                                         9.57
                                                                         8.93
                                                                         10.056
                                                                         10.4
                                                                         10.97
                                                                         12.1
                                                                         11.76
                                                                         11.54
                                                                         11.92
                                                                         12.37
                                                                         12.08
                                                                         11.03
                                                                         11.84
                                                                         11.54
                                                                         11.68
                                                                         11.58
                                                                         11.87
                                                                         12.01
                                                                         12.2
                                                                         12.01
                                                                         12.33
4/30/09                                                                  12.53

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                        $12.53
--------------------------------------------------------------------------------
Common Share Net Asset Value                                              $13.55
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.53%
--------------------------------------------------------------------------------
Market Yield                                                               5.65%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                7.85%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $250,712
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           15.34
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 12.70
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                             13.30%   12.57%
--------------------------------------------------------------------------------
1-Year                                                           -5.34%   -0.76%
--------------------------------------------------------------------------------
5-Year                                                            4.06%    4.18%
--------------------------------------------------------------------------------
Since Inception                                                   2.80%    4.62%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 16.6%
--------------------------------------------------------------------------------
Washington                                                                  8.3%
--------------------------------------------------------------------------------
Texas                                                                       7.9%
--------------------------------------------------------------------------------
Michigan                                                                    7.8%
--------------------------------------------------------------------------------
New York                                                                    7.1%
--------------------------------------------------------------------------------
Indiana                                                                     6.9%
--------------------------------------------------------------------------------
Alabama                                                                     5.7%
--------------------------------------------------------------------------------
Pennsylvania                                                                5.5%
--------------------------------------------------------------------------------
South Carolina                                                              4.6%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.2%
--------------------------------------------------------------------------------
Colorado                                                                    4.2%
--------------------------------------------------------------------------------
Arizona                                                                     3.5%
--------------------------------------------------------------------------------
Other                                                                      17.7%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            24.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     23.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.5%
--------------------------------------------------------------------------------
Health Care                                                                10.7%
--------------------------------------------------------------------------------
Utilities                                                                   9.3%
--------------------------------------------------------------------------------
Transportation                                                              6.5%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.9%
--------------------------------------------------------------------------------
Other                                                                       4.5%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       33.3%
--------------------------------------------------------------------------------
AMBAC                                                                      32.4%
--------------------------------------------------------------------------------
FSA                                                                        16.1%
--------------------------------------------------------------------------------
FGIC                                                                       10.9%
--------------------------------------------------------------------------------
SYNCORA                                                                     4.3%
--------------------------------------------------------------------------------
Other                                                                       3.0%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 17

NQI | Nuveen Insured Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 1.6% (1.0% OF TOTAL INVESTMENTS)
$        1,135   Birmingham Waterworks and Sewerage Board, Alabama, Water and     1/13 at 100.00             AAA   $      1,286,171
                    Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20
                    (Pre-refunded 1/01/13) - MBIA Insured
         7,250   Huntsville Healthcare Authority, Alabama, Revenue Bonds,         6/15 at 100.00              A2          6,359,700
                    Series 2005A, 5.000%, 6/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,385   Total Alabama                                                                                            7,645,871
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 3.4% (2.1% OF TOTAL INVESTMENTS)
         2,750   Mesa, Arizona, Utility System Revenue Bonds, Reset Option        7/17 at 100.00             AAA          1,684,430
                    Longs, Series 11032- 11034, 10.519%, 7/01/31 - FSA
                    Insured (IF)
         9,200   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/12 at 100.00             AA-          8,173,372
                    Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 -
                    FGIC Insured (Alternative Minimum Tax)
         8,755   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic           No Opt. Call              AA          6,929,407
                    Plaza, Series 2005B, 0.000%, 7/01/39 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        20,705   Total Arizona                                                                                           16,787,209
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 0.5% (0.3% OF TOTAL INVESTMENTS)
         2,250   University of Arkansas, Fayetteville, Revenue Bonds, Medical    11/14 at 100.00             Aa3          2,331,248
                    Sciences Campus, Series 2004B, 5.000%, 11/01/24 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 29.0% (18.1% OF TOTAL INVESTMENTS)
                 California Department of Water Resources, Water System
                 Revenue Bonds, Central Valley Project, Series 2005:
         4,010      5.000%, 12/01/24 - MBIA Insured (UB)                         12/14 at 100.00             AAA          4,201,077
         3,965      5.000%, 12/01/26 - MBIA Insured (UB)                         12/14 at 100.00             AAA          4,111,348
        13,025   California Pollution Control Financing Authority, Revenue        9/09 at 101.00             AA-         12,217,711
                    Refunding Bonds, Southern California Edison Company,
                    Series 1999A, 5.450%, 9/01/29 - MBIA Insured
        13,445   California State, General Obligation Bonds, Series 2002,         4/12 at 100.00              A+         13,118,152
                    5.000%, 4/01/27 - AMBAC Insured
         7,055   California State, General Obligation Bonds, Series 2002,         4/12 at 100.00             AAA          7,805,723
                    5.000%, 4/01/27 (Pre-refunded 4/01/12) - AMBAC Insured
             5   California State, General Obligation Bonds, Series 2004,         4/14 at 100.00              A+              4,696
                    5.000%, 4/01/31 - AMBAC Insured
         3,745   California State, General Obligation Bonds, Series 2004,         4/14 at 100.00             AAA          4,295,328
                    5.000%, 4/01/31 (Pre-refunded
                 4/01/14) - AMBAC Insured
         8,000   California, General Obligation Bonds, Series 2002, 5.000%,      10/12 at 100.00             AA-          7,456,560
                    10/01/32 - MBIA Insured
         2,340   Cerritos Public Financing Authority, California, Tax            11/17 at 102.00               A          2,157,012
                    Allocation Revenue Bonds, Los Cerritos Redevelopment
                    Projects, Series 2002A, 5.000%, 11/01/24 - AMBAC Insured
         5,000   Clovis Unified School District, Fresno County, California,         No Opt. Call          AA (4)          2,425,800
                    General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 -
                    FGIC Insured (ETM)
                 Foothill/Eastern Transportation Corridor Agency, California,
                 Toll Road Revenue Refunding Bonds, Series 1999:
        22,985      0.000%, 1/15/24 - MBIA Insured                                 1/10 at 44.52             AA-          6,066,201
        22,000      0.000%, 1/15/31 - MBIA Insured                                 1/10 at 29.11             AA-          2,805,880
        50,000      0.000%, 1/15/37 - MBIA Insured                                 1/10 at 20.19             AA-          3,469,000
         5,000   Garden Grove, California, Certificates of Participation,         3/12 at 101.00               A          4,647,000
                    Financing Project, Series 2002A, 5.125%, 3/01/32 - AMBAC
                    Insured

18 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$        8,500   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00              A-   $      7,036,895
                    Tobacco Settlement Asset-Backed Revenue Bonds, Series
                    2005A, 5.000%, 6/01/35 - FGIC Insured
         5,795   Kern Community College District, California, General               No Opt. Call             AAA          2,384,874
                    Obligation Bonds, Series 2006, 0.000%, 11/01/25 - FSA
                    Insured
         5,328   Moreno Valley Public Finance Authority, California, GNMA         1/12 at 105.00             Aaa          5,741,613
                    Collateralized Assisted Living Housing Revenue Bonds, CDC
                    Assisted Living Project, Series 2000A, 7.500%, 1/20/42
         5,190   Ontario Redevelopment Financing Authority, San Bernardino        8/09 at 100.00         AA- (4)          5,529,011
                    County, California, Revenue Bonds, Redevelopment Project
                    1, Series 1993, 5.850%, 8/01/22 - MBIA Insured (ETM)
         2,590   Riverside County Public Financing Authority, California, Tax    10/14 at 100.00             BBB          2,274,952
                    Allocation Bonds, Multiple Projects, Series 2004, 5.000%,
                    10/01/25 - SYNCORA GTY Insured
         2,000   San Diego Redevelopment Agency, California, Subordinate Lien     9/14 at 100.00              A3          1,859,080
                    Tax Allocation Bonds, Centre City Project, Series 2004A,
                    5.000%, 9/01/21 - SYNCORA GTY Insured
                 San Francisco Airports Commission, California, Revenue
                 Refunding Bonds, San Francisco International Airport, Second
                 Series 2001, Issue 27A:
         7,200      5.125%, 5/01/21 - MBIA Insured (Alternative Minimum Tax)      5/11 at 100.00             AA-          6,840,000
        12,690      5.250%, 5/01/31 - MBIA Insured (Alternative Minimum Tax)      5/11 at 100.00             AA-         11,169,992
                 San Francisco Bay Area Rapid Transit District, California,
                 Sales Tax Revenue Bonds, Series 2005A:
         2,000      5.000%, 7/01/21 - MBIA Insured                                7/15 at 100.00             AA+          2,125,140
         3,655      5.000%, 7/01/22 - MBIA Insured                                7/15 at 100.00             AA+          3,848,386
         3,840      5.000%, 7/01/23 - MBIA Insured                                7/15 at 100.00             AA+          4,004,160
         8,965   San Jose Redevelopment Agency, California, Tax Allocation        8/17 at 100.00             AA-          6,581,744
                    Bonds, Merged Area Redevelopment Project, Series 2006C,
                    4.250%, 8/01/30 - MBIA Insured
         3,500   Saugus Union School District, Los Angeles County,                  No Opt. Call             AA-          1,586,095
                    California, General Obligation Bonds, Series 2006,
                    0.000%, 8/01/23 - FGIC Insured
         1,000   Sierra Joint Community College District, Tahoe Truckee,          8/14 at 100.00             AA-            996,370
                    California, General Obligation Bonds, School Facilities
                    Improvement District 1, Series 2005A, 5.000%, 8/01/27 -
                    FGIC Insured
         1,525   Sierra Joint Community College District, Western Nevada,         8/14 at 100.00             AA-          1,519,464
                    California, General Obligation Bonds, School Facilities
                    Improvement District 2, Series 2005A, 5.000%, 8/01/27 -
                    FGIC Insured
         3,170   Ventura County Community College District, California,           8/15 at 100.00              AA          3,190,034
                    General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 -
                    MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       237,523   Total California                                                                                       141,469,298
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 3.2% (2.0% OF TOTAL INVESTMENTS)
         2,015   Board of Trustees of the University of Northern Colorado,        6/15 at 100.00             AAA          2,093,041
                    Revenue Bonds, Series 2005, 5.000%, 6/01/22 - FSA Insured
         1,000   Denver City and County, Colorado, Airport Revenue Bonds,        11/16 at 100.00             AA-          1,023,310
                    Series 2006, 5.000%, 11/15/24 - FGIC Insured
         5,365   Denver, Colorado, Airport Revenue Refunding Bonds, Series       11/16 at 100.00              A+          5,462,697
                    2006A, 5.000%, 11/15/23 - FGIC Insured (UB)
         1,085   Denver, Colorado, Airport Revenue Bonds, Trust 2365,            11/16 at 100.00              A+          1,150,295
                    12.488%, 11/15/25 - FGIC Insured (IF)
         9,780   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-          1,433,552
                    Bonds, Series 2000B, 0.000%, 9/01/32 - MBIA Insured
        10,000   E-470 Public Highway Authority, Colorado, Toll Revenue             No Opt. Call             AA-          2,228,600
                    Bonds, Series 2004A, 0.000%, 9/01/27 - MBIA Insured
         1,250   Jefferson County School District R1, Colorado, General          12/14 at 100.00             AAA          1,286,963
                    Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA
                    Insured (UB)
           950   University of Colorado, Enterprise System Revenue Bonds,         6/15 at 100.00             AA-            961,885
                    Series 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        31,445   Total Colorado                                                                                          15,640,343
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 19

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

    PRINCIPAL                                                                    OPTIONAL CALL
    AMOUNT(000) DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 DISTRICT OF COLUMBIA - 0.9% (0.5% OF TOTAL INVESTMENTS)
$        1,335   Washington Convention Center Authority, District of             10/16 at 100.00             AAA   $      1,114,271
                    Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                    2007, Residuals 1606, 10.676%, 10/01/30 - BHAC Insured
                    (IF)
         3,920   Washington District of Columbia Convention Center Authority,    10/16 at 100.00             AAA          3,090,567
                    Dedicated Tax Revenue Bonds, Residual Series 1730,1731,
                    1736, 10.629%, 10/01/36 - BHAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         5,255   Total District of Columbia                                                                               4,204,838
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 9.0% (5.6% OF TOTAL INVESTMENTS)
         3,450   Collier County, Florida, Capital Improvement Revenue Bonds,     10/14 at 100.00              AA          3,510,444
                    Series 2005, 5.000%, 10/01/24 - MBIA Insured
         3,150   Florida State Board of Education, Full Faith and Credit          6/13 at 101.00             AAA          3,326,936
                    Public Education Capital Outlay Bonds, Series 2003J,
                    5.000%, 6/01/22 - AMBAC Insured
         2,550   Florida State Board of Education, Public Education Capital       6/18 at 101.00             AAA          2,514,912
                    Outlay Bonds, Series 2008, Trust 2929, 15.858%, 6/01/38 -
                    AGC Insured (IF)
        20,000   Lee County, Florida, Airport Revenue Bonds, Series 2000A,       10/10 at 101.00             AAA         20,110,799
                    5.750%, 10/01/25 - FSA Insured (Alternative Minimum Tax)
         4,115   Miami-Dade County Housing Finance Authority, Florida,            7/11 at 100.00             AAA          4,126,234
                    Multifamily Housing Revenue Bonds, Monterey Pointe
                    Apartments, Series 2001-2A, 5.850%, 7/01/37 - FSA Insured
                    (Alternative Minimum Tax)
         7,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/12 at 100.00             AA-          6,323,030
                    International Airport, Series 2002, 5.375%, 10/01/32 -
                    FGIC Insured (Alternative Minimum Tax)
         3,730   Palm Beach County School Board, Florida, Certificates of         8/13 at 100.00             AA-          3,941,566
                    Participation, Series 2003A, 5.000%, 8/01/16 - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        43,995   Total Florida                                                                                           43,853,921
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 0.2% (0.1% OF TOTAL INVESTMENTS)
         1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series    11/14 at 100.00             AAA          1,039,440
                    2004, 5.000%, 11/01/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 HAWAII - 3.6% (2.3% OF TOTAL INVESTMENTS)
         1,620   Hawaii County, Hawaii, General Obligation Bonds, Series          7/13 at 100.00             AAA          1,700,384
                    2003A, 5.000%, 7/15/21 - FSA Insured
                 Hawaii Department of Transportation, Airport System Revenue
                 Refunding Bonds, Series 2000B:
         8,785      6.625%, 7/01/18 - FGIC Insured (Alternative Minimum Tax)      7/10 at 101.00             AA-          8,974,405
         7,000      6.000%, 7/01/19 - FGIC Insured (Alternative Minimum Tax)      7/10 at 101.00             AA-          7,057,260
------------------------------------------------------------------------------------------------------------------------------------
        17,405   Total Hawaii                                                                                            17,732,049
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 17.6% (11.0% OF TOTAL INVESTMENTS)
         9,500   Chicago, Illinois, Second Lien General Airport Revenue           1/10 at 101.00             AA-          9,571,820
                    Refunding Bonds, O'Hare International Airport, Series
                    1999, 5.500%, 1/01/15 - AMBAC Insured (Alternative
                    Minimum Tax)
         1,775   Chicago, Illinois, Third Lien General Airport Revenue Bonds,     1/16 at 100.00             AA-          1,792,768
                    O'Hare International Airport, Series 2005A, 5.250%,
                    1/01/24 - MBIA Insured
        25,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa        2/10 at 101.00         Aa3 (4)         26,140,249
                    Health System, Series 2000, 5.875%, 2/15/30 - AMBAC
                    Insured (ETM)
        13,275   Illinois, General Obligation Bonds, Illinois FIRST Program,      5/11 at 100.00             AAA         13,532,402
                    Series 2001, 5.250%, 5/01/26 - FSA Insured
        15,785   Illinois, General Obligation Bonds, Illinois FIRST Program,      4/12 at 100.00             AAA         16,185,623
                    Series 2002, 5.250%, 4/01/27 - FSA Insured
        18,000   Metropolitan Pier and Exposition Authority, Illinois,              No Opt. Call             AAA          7,710,660
                    Revenue Bonds, McCormick Place Expansion Project, Series
                    2002A, 0.000%, 12/15/24 - MBIA Insured
        10,000   University of Illinois, Certificates of Participation,           8/11 at 100.00         AA- (4)         10,785,200
                    Utility Infrastructure Projects, Series 2001B, 5.250%,
                    8/15/21 (Pre-refunded 8/15/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        93,335   Total Illinois                                                                                          85,718,722
------------------------------------------------------------------------------------------------------------------------------------

20 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 INDIANA - 2.6% (1.6% OF TOTAL INVESTMENTS)
$        3,680   Indiana Municipal Power Agency, Power Supply Revenue Bonds,      1/17 at 100.00             AA-   $      3,438,923
                    Series 2007A, 5.000%, 1/01/42 - MBIA Insured
         7,790   Indiana Transportation Finance Authority, Highway Revenue          No Opt. Call             AA+          8,980,390
                    Bonds, Series 1990A, 7.250%, 6/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,470   Total Indiana                                                                                           12,419,313
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 0.4% (0.3% OF TOTAL INVESTMENTS)
         2,000   Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,      10/13 at 100.00             AA-          2,050,080
                    Series 2003, 5.000%, 10/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 6.3% (3.9% OF TOTAL INVESTMENTS)
         3,015   Kentucky Asset/Liability Commission, General Fund Revenue        5/15 at 100.00             AA-          3,058,687
                    Project Notes, First Series 2005, 5.000%, 5/01/25 - MBIA
                    Insured
                 Kentucky Economic Development Finance Authority, Health
                 System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
         2,530      6.150%, 10/01/27 - MBIA Insured                              10/13 at 101.00             AA-          2,338,606
        12,060      6.150%, 10/01/28 - MBIA Insured                              10/13 at 101.00             AA-         11,027,302
                 Kentucky Economic Development Finance Authority, Health
                 System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
         3,815      6.150%, 10/01/27 (Pre-refunded 10/01/13) - MBIA Insured      10/13 at 101.00          AA (4)          4,520,813
         6,125      6.150%, 10/01/28 (Pre-refunded 10/01/13) - MBIA Insured      10/13 at 101.00          AA (4)          7,258,186
         2,230   Kentucky State Property and Buildings Commission, Revenue        8/15 at 100.00             AAA          2,607,160
                    Bonds, Project 85, Series 2005, 5.000%, 8/01/23
                    (Pre-refunded 8/01/15) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        29,775   Total Kentucky                                                                                          30,810,754
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 4.5% (2.8% OF TOTAL INVESTMENTS)
                 Louisiana State, Gasoline Tax Revenue Bonds, Series 2006:
        11,325      4.750%, 5/01/39 - FSA Insured (UB)                            5/16 at 100.00             AAA         10,904,729
         8,940      4.500%, 5/01/41 - FGIC Insured (UB)                           5/16 at 100.00              AA          7,998,976
            10   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,        5/16 at 100.00              AA              5,789
                    Residuals 660-1, 13.832%, 5/01/41 - FGIC Insured (IF)
             5   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,        5/16 at 100.00              AA              2,895
                    Residuals 660-3, 14.711%, 5/01/41- FGIC Insured (IF)
         2,910   Orleans Levee District, Louisiana, Levee District General        6/09 at 100.00             AAA          2,917,333
                    Obligation Bonds, Series 1986, 5.950%, 11/01/15 - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        23,190   Total Louisiana                                                                                         21,829,722
------------------------------------------------------------------------------------------------------------------------------------

                 MAINE - 0.1% (0.1% OF TOTAL INVESTMENTS)
           555   Maine Health and Higher Educational Facilities Authority,        7/09 at 101.00             Aaa            561,788
                    Revenue Bonds, Series 1999B, 6.000%, 7/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 1.9% (1.2% OF TOTAL INVESTMENTS)
         2,100   Maryland Health and Higher Educational Facilities Authority,     7/16 at 100.00             AA-          1,823,262
                    Revenue Bonds, Western Maryland Health, Series 2006A,
                    4.750%, 7/01/36 - MBIA Insured
         7,335   Maryland Transportation Authority, Airport Parking Revenue       3/12 at 101.00               A          7,442,825
                    Bonds, Baltimore-Washington International Airport
                    Passenger Facility, Series 2002B, 5.500%, 3/01/18 - AMBAC
                    Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         9,435   Total Maryland                                                                                           9,266,087
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 3.0% (1.9% OF TOTAL INVESTMENTS)
         5,000   Massachusetts Bay Transportation Authority, Senior Sales Tax     7/12 at 100.00             AAA          5,568,400
                    Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                    (Pre-refunded 7/01/12) - FGIC Insured
         3,465   Massachusetts Water Resources Authority, General Revenue         2/17 at 100.00             AAA          3,073,524
                    Bonds, Series 2007A, 4.500%, 8/01/46 - FSA Insured (UB)

                                                           Nuveen Investments 21

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS (continued)
                 Massachusetts, Special Obligation Dedicated Tax Revenue
                 Bonds, Series 2004:
$        1,250      5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured         1/14 at 100.00           A (4)   $      1,413,813
         1,000      5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured         1/14 at 100.00           A (4)          1,131,050
         1,195      5.250%, 1/01/23 (Pre-refunded 1/01/14) - FGIC Insured         1/14 at 100.00           A (4)          1,351,605
         2,000      5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured         1/14 at 100.00           A (4)          2,262,100
------------------------------------------------------------------------------------------------------------------------------------
        13,910   Total Massachusetts                                                                                     14,800,492
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 0.9% (0.5% OF TOTAL INVESTMENTS)
         4,750   Michigan Strategic Fund, Collateralized Limited Obligation       9/09 at 102.00             AA-          4,239,423
                    Pollution Control Revenue Refunding Bonds, Detroit Edison
                    Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 MISSISSIPPI - 1.4% (0.8% OF TOTAL INVESTMENTS)
         2,715   Harrison County Wastewater Management District, Mississippi,       No Opt. Call          AA (4)          3,435,262
                    Revenue Refunding Bonds, Wastewater Treatment Facilities,
                    Series 1991B, 7.750%, 2/01/14 - FGIC Insured (ETM)
         2,545   Harrison County Wastewater Management District, Mississippi,       No Opt. Call         N/R (4)          3,186,264
                    Wastewater Treatment Facilities Revenue Refunding Bonds,
                    Series 1991A, 8.500%, 2/01/13 - FGIC Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
         5,260   Total Mississippi                                                                                        6,621,526
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 2.3% (1.4% OF TOTAL INVESTMENTS)
        12,155   Lincoln, Nebraska, Electric System Revenue Bonds, Series         9/17 at 100.00              AA         11,144,433
                    2007A, 4.500%, 9/01/37 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 3.4% (2.1% OF TOTAL INVESTMENTS)
        33,700   Director of Nevada State Department of Business and Industry,    1/10 at 100.00               A         10,138,308
                    Revenue Bonds, Las Vegas Monorail Project, First Tier,
                    Series 2000, 5.375%, 1/01/40 - AMBAC Insured
         5,720   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,      6/12 at 100.00           A (4)          6,378,772
                    Reno Transportation Rail Access Corridor Project, Series
                    2002, 5.125%, 6/01/32 (Pre-refunded 6/01/12) - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        39,420   Total Nevada                                                                                            16,517,080
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 1.2% (0.8% OF TOTAL INVESTMENTS)
                 New Jersey Economic Development Authority, Revenue Bonds,
                 Motor Vehicle Surcharge, Series 2004A:
         1,700      5.000%, 7/01/22 - MBIA Insured                                7/14 at 100.00             AA-          1,731,246
         1,700      5.000%, 7/01/23 - MBIA Insured                                7/14 at 100.00             AA-          1,730,073
         2,400   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,      7/13 at 100.00             AA-          2,491,200
                    5.000%, 1/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         5,800   Total New Jersey                                                                                         5,952,519
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 1.3% (0.8% OF TOTAL INVESTMENTS)
                 New Mexico Finance Authority, Public Project Revolving Fund
                 Revenue Bonds, Series 2004C:
         1,420      5.000%, 6/01/22 - AMBAC Insured                               6/14 at 100.00             AA+          1,485,845
         3,290      5.000%, 6/01/23 - AMBAC Insured                               6/14 at 100.00             AA+          3,425,811
         1,480   New Mexico State University, Revenue Bonds, Series 2004,         4/14 at 100.00              AA          1,539,614
                    5.000%, 4/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,190   Total New Mexico                                                                                         6,451,270
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 14.8% (9.2% OF TOTAL INVESTMENTS)
        11,760   Dormitory Authority of the State of New York, New York City,     5/10 at 101.00         AA- (4)         12,506,054
                    Lease Revenue Bonds, Court Facilities, Series 1999,
                    5.750%, 5/15/30 (Pre-refunded 5/15/10) - AMBAC Insured
        15,000   Dormitory Authority of the State of New York, Revenue Bonds,    10/12 at 100.00             AA-         16,385,850
                    School Districts Financing Program, Series 2002D, 5.500%,
                    10/01/17 - MBIA Insured
         4,080   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00             AA-          3,112,754
                    Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured
         2,890   Long Island Power Authority, New York, Electric System           6/16 at 100.00             AA-          2,931,183
                    General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 -
                    FGIC Insured

22 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK (continued)
$        3,300   Long Island Power Authority, New York, Electric System          11/16 at 100.00             AA-   $      2,721,840
                    Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured
         8,000   Metropolitan Transportation Authority, New York, State           7/12 at 100.00             AA-          8,034,320
                    Service Contract Refunding Bonds, Series 2002A, 5.000%,
                    7/01/25 - FGIC Insured
         1,740   New York Convention Center Development Corporation, Hotel Fee   11/15 at 100.00             AAA          1,782,282
                    Revenue Bonds, Trust 2364, 14.755%, 11/15/44 - BHAC
                    Insured (IF)
        10,150   New York State Housing Finance Agency, Mortgage Revenue          5/09 at 100.00             AAA         10,159,643
                    Refunding Bonds, Housing Project, Series 1996A, 6.125%,
                    11/01/20 - FSA Insured
         4,200   New York State Mortgage Agency, Homeowner Mortgage Revenue      10/09 at 100.00             Aa1          4,213,524
                    Bonds, Series 82, 5.550%, 10/01/19 - MBIA Insured
                    (Alternative Minimum Tax)
                 New York State Urban Development Corporation, State Personal
                 Income Tax Revenue Bonds, Series 2005B:
         2,460      5.000%, 3/15/24 - FSA Insured (UB)                            3/15 at 100.00             AAA          2,542,754
         2,465      5.000%, 3/15/25 - FSA Insured (UB)                            3/15 at 100.00             AAA          2,534,045
         5,000   Triborough Bridge and Tunnel Authority, New York, Subordinate   11/13 at 100.00             AA-          5,032,150
                    Lien General Purpose Revenue Bonds, Series 2003A, 5.000%,
                    11/15/32 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        71,045   Total New York                                                                                          71,956,399
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 4.8% (3.0% OF TOTAL INVESTMENTS)
         7,000   Cleveland State University, Ohio, General Receipts Bonds,        6/14 at 100.00             AA-          7,425,320
                    Series 2004, 5.250%, 6/01/19 - FGIC Insured
         9,195   Hamilton County, Ohio, Sales Tax Revenue Bonds, Series 2006,    12/16 at 100.00              A2          7,830,922
                    4.250%, 12/01/32 - AMBAC Insured (UB)
         5,000   Lorain County, Ohio, Health Facilities Revenue Bonds,            9/09 at 102.00             AA-          5,014,800
                    Catholic Healthcare Partners, Series 1999A, 5.500%,
                    9/01/29 - AMBAC Insured
         3,065   Oak Hills Local School District, Hamilton County, Ohio,         12/15 at 100.00             AAA          3,241,176
                    General Obligation Bonds, Series 2005, 5.000%, 12/01/24 -
                    FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        24,260   Total Ohio                                                                                              23,512,218
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 2.4% (1.5% OF TOTAL INVESTMENTS)
         3,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage     12/15 at 100.00             AA-          3,052,050
                    Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA
                    Insured
         1,600   Delaware County Authority, Pennsylvania, Revenue Bonds,          8/16 at 100.00               A          1,636,000
                    Villanova University, Series 2006, 5.000%, 8/01/24 - AMBAC
                    Insured
         5,400   Pennsylvania Public School Building Authority, Lease Revenue    12/16 at 100.00             AAA          4,834,944
                    Bonds, School District of Philadelphia, Series 2006B,
                    4.500%, 6/01/32 - FSA Insured (UB)
         2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking      12/15 at 100.00             AA-          1,967,600
                    Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        12,000   Total Pennsylvania                                                                                      11,490,594
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 2.0% (1.3% OF TOTAL INVESTMENTS)
         2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/15 at 100.00             AA-          2,378,150
                    Series 2005RR, 5.000%, 7/01/22 - FGIC Insured
        25,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             No Opt. Call             AA-          2,650,250
                    Revenue Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured
         5,000   Puerto Rico, Highway Revenue Bonds, Highway and                    No Opt. Call            BBB+          4,944,250
                    Transportation Authority, Series 2003AA, 5.500%, 7/01/16 -
                    FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        32,500   Total Puerto Rico                                                                                        9,972,650
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 2.4% (1.5% OF TOTAL INVESTMENTS)
         2,425   Charleston County School District, South Carolina, General       2/14 at 100.00             Aa1          2,523,237
                    Obligation Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC
                    Insured

                                                           Nuveen Investments 23

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 SOUTH CAROLINA (continued)
$       10,000   South Carolina Transportation Infrastructure Bank, Revenue      10/16 at 100.00              A1   $      9,070,900
                    Bonds, Series 2007A, 4.500%, 10/01/34 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
        12,425   Total South Carolina                                                                                    11,594,137
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 1.3% (0.8% OF TOTAL INVESTMENTS) Knox County
                 Health, Educational and Housing Facilities Board, Tennessee,
                 Hospital Revenue Refunding Bonds, Covenant Health, Series
                 2002A:
         7,500      0.000%, 1/01/24 - FSA Insured                                  1/13 at 52.75             AAA          3,213,150
         5,000      0.000%, 1/01/25 - FSA Insured                                  1/13 at 49.71             AAA          2,008,750
         2,750      0.000%, 1/01/26 - FSA Insured                                  1/13 at 46.78             AAA          1,024,815
------------------------------------------------------------------------------------------------------------------------------------
        15,250   Total Tennessee                                                                                          6,246,715
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 19.3% (12.0% OF TOTAL INVESTMENTS)
         7,475   Abilene Health Facilities Development Corporation, Texas,        9/09 at 100.00             AA-          7,103,044
                    Hospital Revenue Refunding and Improvement Bonds, Hendrick
                    Medical Center Project, Series 1995C, 6.150%, 9/01/25 -
                    MBIA Insured
         3,135   Corpus Christi, Texas, Utility System Revenue Bonds, Series      7/14 at 100.00             AAA          3,370,313
                    2004, 5.250%, 7/15/20 - FSA Insured (UB)
         3,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue    11/11 at 100.00             AA-          3,099,360
                    Refunding and Improvement Bonds, Series 2001A, 5.750%,
                    11/01/13 - FGIC Insured (Alternative Minimum Tax)
         3,735   Grand Prairie Independent School District, Dallas County,        2/13 at 100.00             AAA          4,233,623
                    Texas, General Obligation Bonds, Series 2003, 5.125%,
                    2/15/31 (Pre-refunded 2/15/13) - FSA Insured
           575   Harris County Hospital District, Texas, Revenue Refunding          No Opt. Call              A1            596,540
                    Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured
            70   Harris County Hospital District, Texas, Revenue Refunding          No Opt. Call          A1 (4)             73,284
                    Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)
         4,700   Houston, Texas, First Lien Combined Utility System Revenue       5/14 at 100.00              AA          4,823,234
                    Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured
         4,500   Houston, Texas, General Obligation Public Improvement Bonds,     3/11 at 100.00             AAA          4,621,230
                    Series 2001A, 5.000%, 3/01/22 - FSA Insured
        17,000   Houston, Texas, Junior Lien Water and Sewerage System Revenue      No Opt. Call             AAA         20,054,559
                    Refunding Bonds, Series 2002A, 5.750%, 12/01/32 - FSA
                    Insured (ETM)
         4,685   Houston, Texas, Subordinate Lien Airport System Revenue          7/10 at 100.00             AAA          4,708,566
                    Bonds, Series 2000A, 5.500%, 7/01/19 - FSA Insured
                    (Alternative Minimum Tax)
        19,200   Jefferson County Health Facilities Development Corporation,      8/11 at 100.00               A         18,798,911
                    Texas, FHA-Insured Mortgage Revenue Bonds, Baptist
                    Hospital of Southeast Texas, Series 2001, 5.400%, 8/15/31
                    - AMBAC Insured
         2,000   Laredo Independent School District Public Facilities             8/11 at 100.00               A          2,015,520
                    Corporation, Texas, Lease Revenue Bonds, Series 2004A,
                    5.000%, 8/01/24 - AMBAC Insured
        22,045   North Central Texas Health Facilities Development                8/12 at 101.00             Aa3         20,664,761
                    Corporation, Revenue Bonds, Children's Medical Center of
                    Dallas, Series 2002, 5.250%, 8/15/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        92,120   Total Texas                                                                                             94,162,945
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 11.8% (7.4% OF TOTAL INVESTMENTS)
        10,730   Chelan County Public Utility District 1, Washington, Hydro       7/11 at 101.00              AA         10,134,485
                    Consolidated System Revenue Bonds, Series 2001C, 5.650%,
                    7/01/32 - MBIA Insured (Alternative Minimum Tax) (UB)
        15,025   Seattle Housing Authority, Washington, GNMA Collateralized      11/11 at 105.00             AA+         14,610,159
                    Mortgage Loan Low Income Housing Assistance Revenue Bonds,
                    Park Place Project, Series 2000A, 7.000%, 5/20/42
         4,515   Seattle Housing Authority, Washington, GNMA Collateralized       9/11 at 102.00             AA+          4,598,752
                    Mortgage Loan Low Income Housing Assistance Revenue Bonds,
                    RHF/Esperanza Apartments Project, Series 2000A, 6.125%,
                    3/20/42 (Alternative Minimum Tax)

24 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WASHINGTON (continued)
$        5,000   Seattle, Washington, Municipal Light and Power Revenue Bonds,   12/10 at 100.00             AAA   $      5,209,049
                    Series 2000, 5.250%, 12/01/21 - FSA Insured
         2,500   Washington State Healthcare Facilities Authority, Revenue       12/09 at 101.00          AA (4)          2,596,374
                    Bonds, Providence Services, Series 1999, 5.375%, 12/01/19
                    (Pre-refunded 12/01/09) - MBIA Insured
        21,510   Washington State, General Obligation Bonds, Series 2002,           No Opt. Call             AA+          7,961,496
                    0.000%, 6/01/28 - MBIA Insured (UB)
        10,000   Washington State, General Obligation Bonds, Series R-2003A,      1/12 at 100.00             AA+         10,443,599
                    5.000%, 1/01/19 - MBIA Insured
         2,000   Washington, Certificates of Participation, Washington            7/09 at 100.00              AA          2,010,659
                    Convention and Trade Center, Series 1999, 5.250%, 7/01/14
                    - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        71,280   Total Washington                                                                                        57,564,573
------------------------------------------------------------------------------------------------------------------------------------

                 WEST VIRGINIA - 2.8% (1.7% OF TOTAL INVESTMENTS)
        12,845   West Virginia Water Development Authority, Infrastructure       10/10 at 100.00             AAA         13,718,973
                    Revenue Bonds, Infrastructure and Jobs Development Council
                    Program, Series 2000A, 5.500%, 10/01/39 (Pre-refunded
                    10/01/10) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 0.7% (0.4% OF TOTAL INVESTMENTS)
         1,635   Green Bay, Wisconsin, Water System Revenue Bonds, Series        11/14 at 100.00         Aa3 (4)          1,891,972
                    2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) - FSA
                    Insured
           320   Green Bay, Wisconsin, Water System Revenue Bonds, Series        11/14 at 100.00             Aa3            325,849
                    2004, 5.000%, 11/01/26 - FSA Insured
         1,000   Wisconsin Public Power Incorporated System, Power Supply         7/15 at 100.00              A+            976,949
                    System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 -
                    AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         2,955   Total Wisconsin                                                                                          3,194,770
------------------------------------------------------------------------------------------------------------------------------------
$      971,888   Total Investments (cost $820,534,088) - 160.6%                                                         782,501,400
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (13.5)%                                                                   (65,930,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 3.4%                                                                    16,458,121
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value - (50.5)% (5)                                     (245,850,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    487,179,521
                 ===================================================================================================================

      Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 25

NIO | Nuveen Insured Municipal Opportunity Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 6.5% (4.0% OF TOTAL INVESTMENTS)
$       10,500   Birmingham Waterworks And Sewer Board, Alabama, Water and        1/17 at 100.00              A+   $      9,318,908
                    Sewer Revenue Bonds, 4.500%, 1/01/43 - AMBAC Insured (UB)
        11,175   Hoover Board of Education, Alabama, Capital Outlay Tax           2/11 at 100.00             AA-         11,483,654
                    Anticipation Warrants, Series 2001, 5.250%, 2/15/22 - MBIA
                    Insured
         2,500   Jefferson County, Alabama, Sewer Revenue Capital Improvement     8/12 at 100.00             AAA          2,733,600
                    Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded
                    8/01/12) - FGIC Insured
                 Jefferson County, Alabama, Sewer Revenue Capital Improvement
                 Warrants, Series 2002D:
           425      5.000%, 2/01/38 (Pre-refunded 8/01/12) - FGIC Insured         8/12 at 100.00             AAA            458,877
        14,800      5.000%, 2/01/42 (Pre-refunded 8/01/12) - FGIC Insured         8/12 at 100.00             AAA         16,125,192
        18,760   Jefferson County, Alabama, Sewer Revenue Capitol Improvement     2/11 at 101.00             AAA         19,849,581
                    Warrants, Series 2001A, 5.000%, 2/01/41 (Pre-refunded
                    2/01/11) - FGIC Insured
        10,195   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,     7/09 at 100.00             CCC          5,126,658
                    Series 1997A, 5.375%, 2/01/27 - FGIC Insured
         5,240   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,     2/11 at 101.00             AAA          5,576,251
                    Series 2003B, 5.000%, 2/01/41 (Pre-refunded 2/01/11) -
                    FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        73,595   Total Alabama                                                                                           70,672,721
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 1.3% (0.8% OF TOTAL INVESTMENTS)
         2,425   Alaska Housing Finance Corporation, Collateralized Veterans     12/09 at 100.00             AAA          2,434,652
                    Mortgage Program Bonds, First Series 1999A-1, 6.150%,
                    6/01/39
        11,245   Alaska Housing Finance Corporation, General Mortgage Revenue     6/09 at 100.00             AAA         11,249,610
                    Bonds, Series 1999A, 6.050%, 6/01/39 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        13,670   Total Alaska                                                                                            13,684,262
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 2.3% (1.4% OF TOTAL INVESTMENTS)
                 Arizona State University, Certificates of Participation, Resh
                 Infrastructure Projects, Series 2005A:
         2,000      5.000%, 9/01/25 - AMBAC Insured                               3/15 at 100.00             AA-          2,014,960
         2,000      5.000%, 9/01/27 - AMBAC Insured                               3/15 at 100.00             AA-          1,988,000
         1,000   Arizona State University, System Revenue Bonds, Series 2005,     7/15 at 100.00               A          1,017,450
                    5.000%, 7/01/27 - AMBAC Insured
         1,000   Maricopa County Union High School District 210, Phoenix,         7/14 at 100.00             AAA          1,153,250
                    Arizona, General Obligation Bonds, Series 2004A, 5.000%,
                    7/01/22 (Pre-refunded 7/01/14) - FSA Insured
         5,200   Mesa, Arizona, Utility System Revenue Bonds, Reset Option        7/17 at 100.00             AAA          3,185,104
                    Longs, Series 11032- 11034, 10.519%, 7/01/31 - FSA Insured
                    (IF)
         1,150   Phoenix Civic Improvement Corporation, Arizona, Junior Lien      7/14 at 100.00             AA+          1,164,019
                    Wastewater System Revenue Bonds, Series 2004, 5.000%,
                    7/01/27 - MBIA Insured
        13,490   Phoenix Civic Improvement Corporation, Arizona, Junior Lien      7/15 at 100.00             AAA         13,636,501
                    Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 -
                    MBIA Insured
         1,350   Pima County Industrial Development Authority, Arizona, Lease     7/09 at 100.00             Aa3          1,356,993
                    Obligation Revenue Refunding Bonds, Tucson Electric Power
                    Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        27,190   Total Arizona                                                                                           25,516,277
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)
         3,660   Arkansas State University, Student Fee Revenue Bonds, Beebe      9/15 at 100.00             N/R          3,450,355
                    Campus, Series 2006, 5.000%, 9/01/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

26 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA - 31.2% (19.2% OF TOTAL INVESTMENTS)
$        5,600   Alameda Corridor Transportation Authority, California,             No Opt. Call               A   $      2,964,584
                    Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                    10/01/20 - AMBAC Insured
        10,000   California Department of Veterans Affairs, Home Purchase         6/12 at 101.00             Aa2         10,301,600
                    Revenue Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC
                    Insured
                 California Department of Water Resources, Power Supply
                 Revenue Bonds, Series 2002A:
        30,000      5.375%, 5/01/17 (Pre-refunded 5/01/12) - SYNCORA GTY          5/12 at 101.00             Aaa         33,929,699
                      Insured
        20,000      5.375%, 5/01/18 (Pre-refunded 5/01/12) - AMBAC Insured        5/12 at 101.00             Aaa         22,619,800
                 California Department of Water Resources, Water System
                 Revenue Bonds, Central Valley Project, Series 2005AC:
            30      5.000%, 12/01/24 (Pre-refunded 12/01/14) - MBIA Insured      12/14 at 100.00             AAA             34,779
            25      5.000%, 12/01/27 (Pre-refunded 12/01/14) - MBIA Insured      12/14 at 100.00             AAA             28,982
                 California Department of Water Resources, Water System
                 Revenue Bonds, Central Valley Project, Series 2005AC:
         3,670      5.000%, 12/01/24 - MBIA Insured (UB)                         12/14 at 100.00             AAA          3,844,876
         2,795      5.000%, 12/01/27 - MBIA Insured (UB)                         12/14 at 100.00             AAA          2,882,735
        10,150   California, General Obligation Bonds, Series 2004, 5.000%,      12/14 at 100.00              A+          9,529,835
                    6/01/31 - AMBAC Insured
         3,500   Coachella Valley Unified School District, Riverside County,      8/15 at 100.00             AA-          3,510,920
                    California, General Obligation Bonds, Series 2005A,
                    5.000%, 8/01/26 - FGIC Insured
        20,000   Cucamonga County Water District, San Bernardino County,          9/11 at 101.00             AA-         18,338,200
                    California, Certificates of Participation, Water Shares
                    Purchase, Series 2000, 5.125%, 9/01/35 - FGIC Insured
         5,750   East Bay Municipal Utility District, Alameda and Contra Costa    6/15 at 100.00             AAA          5,858,445
                    Counties, California, Water System Subordinated Revenue
                    Bonds, Series 2005A, 5.000%, 6/01/27 - MBIA Insured
        10,000   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00              A-          8,162,000
                    Tobacco Settlement Asset-Backed Revenue Bonds, Series
                    2005A, 5.000%, 6/01/38 - FGIC Insured
         1,520   Hayward Redevelopment Agency, California, Downtown               3/16 at 100.00              A-          1,372,590
                    Redevelopment Project Tax Allocation Bonds, Series 2006,
                    5.000%, 3/01/36 - SYNCORA GTY Insured
         5,600   Kern Community College District, California, General               No Opt. Call             AAA          2,480,576
                    Obligation Bonds, Series 2006, 0.000%, 11/01/24 - FSA
                    Insured
         5,000   Long Beach Bond Financing Authority, California, Lease          11/11 at 101.00               A          4,175,250
                    Revenue Refunding Bonds, Long Beach Aquarium of the South
                    Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured
         2,740   Los Angeles Harbors Department, California, Revenue Bonds,       8/16 at 102.00              AA          2,665,773
                    Series 2006A, 5.000%, 8/01/22 - FGIC Insured (Alternative
                    Minimum Tax)
        20,000   Los Angeles Unified School District, California, General         7/13 at 100.00             AAA         20,736,600
                    Obligation Bonds, Series 2003A, 5.000%, 7/01/21 - FSA
                    Insured
         3,000   Los Angeles Unified School District, California, General         7/16 at 100.00             AA-          3,048,570
                    Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC
                    Insured
         5,200   Palomar Pomerado Health General Obligation Bonds, Election of    8/29 at 100.00             AAA          2,685,228
                    2004, California, Series 2009A, 0.000%, 8/01/38 - AGC
                    Insured
         6,205   Port of Oakland, California, Revenue Bonds, Series 2002L,       11/12 at 100.00             AA-          5,558,377
                    5.000%, 11/01/22 - FGIC Insured (Alternative Minimum Tax)
                 Poway Redevelopment Agency, California, Tax Allocation Bonds,
                 Paguay Redevelopment Project, Series 2001:
        15,000      5.200%, 6/15/30 - AMBAC Insured                              12/11 at 101.00               A         12,929,550
         5,000      5.125%, 6/15/33 - AMBAC Insured                              12/11 at 101.00               A          4,146,850
         2,035   Redding, California, Electric System Revenue Certificates of     6/15 at 100.00             AA-          1,782,212
                    Participation, Series 2005, 5.000%, 6/01/30 - FGIC Insured
         6,000   Redlands Unified School District, San Bernardino County,         7/13 at 100.00             AAA          6,067,020
                    California, General Obligation Bonds, Series 2003, 5.000%,
                    7/01/26 - FSA Insured
         2,970   Riverside Community College District, California, General        8/15 at 100.00             AAA          3,134,033
                    Obligation Bonds, Series 2005, 5.000%, 8/01/22 - FSA
                    Insured

                                                           Nuveen Investments 27

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$        2,500   Sacramento County Sanitation District Financing Authority,      12/15 at 100.00              AA   $      2,593,475
                    California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21
                    - FGIC Insured
        13,710   San Francisco Airports Commission, California, Revenue           5/11 at 100.00             AA-         12,692,170
                    Refunding Bonds, San Francisco International Airport,
                    Second Series 2001, Issue 27A, 5.250%, 5/01/26 - MBIA
                    Insured (Alternative Minimum Tax)
         3,030   San Francisco Bay Area Rapid Transit District, California,       7/11 at 100.00             AA+          3,038,090
                    Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 -
                    AMBAC Insured
         8,470   San Francisco Bay Area Rapid Transit District, California,       7/11 at 100.00         AA+ (4)          9,222,644
                    Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36
                    (Pre-refunded 7/01/11) - AMBAC Insured
         1,220   San Francisco Bay Area Rapid Transit District, California,       7/15 at 100.00             AA+          1,284,550
                    Sales Tax Revenue Bonds, Series 2005A, 5.000%, 7/01/22 -
                    MBIA Insured
        66,685   San Joaquin Hills Transportation Corridor Agency, Orange           No Opt. Call             AAA         42,343,639
                    County, California, Senior Lien Toll Road Revenue Bonds,
                    Series 1993, 0.000%, 1/01/21 (ETM)
                 San Joaquin Hills Transportation Corridor Agency, Orange
                 County, California, Toll Road Revenue Refunding Bonds, Series
                 1997A:
        31,615      5.250%, 1/15/30 - MBIA Insured                                7/09 at 100.00             AA-         21,995,188
        21,500      0.000%, 1/15/32 - MBIA Insured                                  No Opt. Call             AA-          3,598,240
        12,525   San Jose Redevelopment Agency, California, Tax Allocation        8/10 at 101.00          AA (4)         13,339,000
                    Bonds, Merged Area Redevelopment Project, Series 2002,
                    5.000%, 8/01/20 (Pre-refunded 8/01/10) - MBIA Insured
        19,595   San Jose Redevelopment Agency, California, Tax Allocation        8/17 at 100.00             AA-         14,385,865
                    Bonds, Merged Area Redevelopment Project, Series 2006C,
                    4.250%, 8/01/30 - MBIA Insured
        11,250   Santa Ana Financing Authority, California, Lease Revenue           No Opt. Call             AA-         12,999,150
                    Bonds, Police Administration and Housing Facility, Series
                    1994A, 6.250%, 7/01/24 - MBIA Insured
         6,785   Santa Clara Valley Water District, California, Water Revenue     6/16 at 100.00             AAA          5,874,657
                    Bonds, Series 2006A, 3.750%, 6/01/25 - FSA Insured
         5,000   Walnut Energy Center Authority, California, Electric Revenue     1/14 at 100.00              A+          4,841,300
                    Bonds, Turlock Irrigation District, Series 2004A, 5.000%,
                    1/01/34 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       405,675   Total California                                                                                       340,997,052
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 7.0% (4.2% OF TOTAL INVESTMENTS)
         1,080   Arkansas River Power Authority, Colorado, Power Revenue         10/16 at 100.00             BBB            850,500
                    Bonds, Series 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured
         1,900   Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open        11/15 at 100.00             AAA          2,010,618
                    Space, Series 2005B, 5.250%, 11/01/24 - FSA Insured
         1,000   Colorado Department of Transportation, Certificates of           6/14 at 100.00             AA-          1,028,370
                    Participation, Series 2004, 5.000%, 6/15/25 - MBIA Insured
         4,950   Denver Convention Center Hotel Authority, Colorado, Senior      12/13 at 100.00         N/R (4)          5,527,319
                    Revenue Bonds, Convention Center Hotel, Series 2003A,
                    5.000%, 12/01/33 (Pre-refunded 12/01/13) - SYNCORA GTY
                    Insured
         1,740   Douglas County School District RE1, Douglas and Elbert          12/14 at 100.00             Aa2          1,765,439
                    Counties, Colorado, General Obligation Bonds, Series
                    2005B, 5.000%, 12/15/28 - FSA Insured
        35,995   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-         11,947,100
                    Bonds, Series 1997B, 0.000%, 9/01/23 - MBIA Insured
        30,800   E-470 Public Highway Authority, Colorado, Senior Revenue         9/10 at 102.00             AAA         33,388,123
                    Bonds, Series 2000A, 5.750%, 9/01/35 (Pre-refunded
                    9/01/10) - MBIA Insured
        11,800   E-470 Public Highway Authority, Colorado, Senior Revenue          9/10 at 74.80             AAA          8,677,248
                    Bonds, Series 2000B, 0.000%, 9/01/15 (Pre-refunded
                    9/01/10) - MBIA Insured
        10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,      No Opt. Call             AA-          2,228,600
                    Series 2004A, 0.000%, 9/01/27 - MBIA Insured
         4,520   Jefferson County School District R1, Colorado, General          12/14 at 100.00             AAA          4,653,656
                    Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA
                    Insured (UB)

28 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 COLORADO (continued)
$        2,500   Summit County School District RE-1, Summit, Colorado, General   12/14 at 100.00             Aa3   $      2,617,850
                    Obligation Bonds, Series 2004B, 5.000%, 12/01/24 - FGIC
                    Insured
         1,000   University of Colorado, Enterprise System Revenue Bonds,         6/15 at 100.00             AA-          1,012,510
                    Series 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       107,285   Total Colorado                                                                                          75,707,333
------------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 1.1% (0.7% OF TOTAL INVESTMENTS)
                 District of Columbia Water and Sewerage Authority, Subordinate
                 Lien Public Utility Revenue Bonds, Series 2003:
         5,000      5.125%, 10/01/24 - FGIC Insured                              10/13 at 100.00             AA-          5,099,700
         5,000      5.125%, 10/01/25 - FGIC Insured                              10/13 at 100.00             AA-          5,071,750
         2,670   Washington Convention Center Authority, District of Columbia,   10/16 at 100.00             AAA          2,228,542
                    Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                    Residuals 1606, 10.676%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
        12,670   Total District of Columbia                                                                              12,399,992
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 6.3% (3.9% OF TOTAL INVESTMENTS)
         1,000   Hillsborough County School Board, Florida, Certificates of       7/15 at 100.00             AA-            995,370
                    Participation, Master Lease Program, Series 2005A, 5.000%,
                    7/01/26 - MBIA Insured
                 Indian Trace Development District, Florida, Water Management
                 Special Benefit Assessment Bonds, Series 2005:
           645      5.000%, 5/01/25 - MBIA Insured                                5/15 at 102.00            Baa1            541,142
         1,830      5.000%, 5/01/27 - MBIA Insured                                5/15 at 102.00            Baa1          1,487,662
         4,425   Jacksonville Economic Development Commission, Florida,          11/12 at 100.00             Aa2          4,438,983
                    Healthcare Facilities Revenue Bonds, Mayo Clinic, Series
                    2001C, 5.500%, 11/15/36 - MBIA Insured
         1,505   Lee County, Florida, Transportation Facilities Revenue Bonds,   10/14 at 100.00               A          1,562,762
                    Series 2004B, 5.000%, 10/01/21 - AMBAC Insured
         2,000   Marco Island, Florida, Water Utility System Revenue Bonds,      10/13 at 100.00             AA-          2,003,060
                    Series 2003, 5.000%, 10/01/27 - MBIA Insured
         2,150   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/12 at 100.00             AAA          1,936,204
                    International Airport, Series 2002A, 5.125%, 10/01/35 -
                    FSA Insured (Alternative Minimum Tax)
        35,920   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/12 at 100.00             AA-         32,446,176
                    International Airport, Series 2002, 5.375%, 10/01/32 -
                    FGIC Insured (Alternative Minimum Tax)
        12,930   Miami-Dade County, Florida, Public Facilities Revenue Bonds,    12/15 at 100.00             AA-         10,377,877
                    Jackson Health System, Series 2005A, 5.000%, 6/01/32 -
                    MBIA Insured
         5,320   Miami-Dade County, Florida, Public Facilities Revenue Bonds,     6/15 at 100.00             AA-          4,626,644
                    Jackson Health System, Series 2005B, 5.000%, 6/01/25 -
                    MBIA Insured
                 Northern Palm Beach County Improvement District, Florida,
                 Revenue Bonds, Water Control and Improvement Development
                 Unit 9B, Series 2005:
         1,290      5.000%, 8/01/23 - MBIA Insured                                8/15 at 102.00              AA          1,317,013
         2,145      5.000%, 8/01/29 - MBIA Insured                                8/15 at 102.00              AA          2,065,506
         2,320   Osceola County, Florida, Transportation Revenue Bonds,           4/14 at 100.00              A3          2,325,220
                    Osceola Parkway, Series 2004, 5.000%, 4/01/23 - MBIA
                    Insured
         2,225   Plantation, Florida, Non-Ad Valorem Revenue Refunding and        8/13 at 100.00             Aa3          2,352,270
                    Improvement Bonds, Series 2003, 5.000%, 8/15/18 - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        75,705   Total Florida                                                                                           68,475,889
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 1.0% (0.6% OF TOTAL INVESTMENTS)
         1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series    11/14 at 100.00             AAA          1,039,440
                    2004, 5.000%, 11/01/22 - FSA Insured
         1,520   College Park Business and Industrial Development Authority,      9/14 at 102.00             AA-          1,592,398
                    Georgia, Revenue Bonds, Public Safety Project, Series
                    2004, 5.250%, 9/01/23 - MBIA Insured

                                                           Nuveen Investments 29

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 GEORGIA (continued)
                 Fulton County Development Authority, Georgia, Revenue Bonds,
                 Georgia Tech Molecular Science Building, Series 2004:
$        1,695      5.250%, 5/01/19 - MBIA Insured                                5/14 at 100.00             AA-   $      1,832,956
         1,135      5.250%, 5/01/20 - MBIA Insured                                5/14 at 100.00             AA-          1,222,089
         4,500      5.000%, 5/01/36 - MBIA Insured                                5/14 at 100.00             AA-          4,511,835
         1,250   Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue    7/09 at 100.00              AA          1,251,450
                    Bonds, Southeast Georgia Health Systems, Series 1996,
                    5.250%, 8/01/13 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,100   Total Georgia                                                                                           11,450,168
------------------------------------------------------------------------------------------------------------------------------------

                 IDAHO - 0.2% (0.2% OF TOTAL INVESTMENTS)
           170   Idaho Housing Agency, Single Family Mortgage Senior Bonds,         No Opt. Call             Aa1            178,109
                    Series 1994B-1, 6.750%, 7/01/22
           135   Idaho Housing Agency, Single Family Mortgage Senior Bonds,         No Opt. Call             Aa1            139,726
                    Series 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)
           235   Idaho Housing Agency, Single Family Mortgage Senior Bonds,       7/09 at 100.00             Aaa            245,053
                    Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)
                 Idaho Housing and Finance Association, Grant and Revenue
                 Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
         1,000      5.000%, 7/15/23 - MBIA Insured                                7/16 at 100.00             Aa3          1,040,040
         1,065      5.000%, 7/15/24 - MBIA Insured                                7/16 at 100.00             Aa3          1,099,985
------------------------------------------------------------------------------------------------------------------------------------
         2,605   Total Idaho                                                                                              2,702,913
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 5.9% (3.7% OF TOTAL INVESTMENTS)
         1,050   Bedford Park, Illinois, General Obligation Bonds, Series        12/14 at 100.00             AAA          1,142,148
                    2004A, 5.250%, 12/15/20 - FSA Insured
                 Chicago, Illinois, Second Lien Passenger Facility Charge
                 Revenue Refunding Bonds, O'Hare International Airport,
                 Series 2001E:
         4,615      5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)     1/11 at 101.00              A1          4,633,922
         4,870      5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)     1/11 at 101.00              A1          4,879,156
         7,200   Chicago, Illinois, Third Lien General Airport Revenue Bonds,     1/16 at 100.00             AA-          7,272,072
                    O'Hare International Airport, Series 2005A, 5.250%,
                    1/01/24 - MBIA Insured
        10,000   Illinois Development Finance Authority, Revenue Bonds,           5/09 at 100.50             AA-          9,512,000
                    Provena Health, Series 1998A, 5.500%, 5/15/21 - MBIA
                    Insured
         2,095   Illinois Educational Facilities Authority, Revenue Bonds,        6/09 at 100.00            Baa1          2,095,105
                    Robert Morris College, Series 2000, 5.800%, 6/01/30 - MBIA
                    Insured
        22,510   Illinois, General Obligation Bonds, Illinois FIRST Program,      2/12 at 100.00             AA-         22,793,176
                    Series 2002, 5.125%, 2/01/27 - FGIC Insured
        20,045   Metropolitan Pier and Exposition Authority, Illinois, Revenue      No Opt. Call             AAA          3,824,185
                    Bonds, McCormick Place Expansion Project, Series 2002A,
                    0.000%, 12/15/35 (WI/DD, Settling 5/07/09) - MBIA Insured
                 Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
         4,260      5.000%, 12/01/22 - FGIC Insured                              12/14 at 100.00             AA+          4,476,664
         2,365      5.000%, 12/01/23 - FGIC Insured                              12/14 at 100.00             AA+          2,475,280
         4,000   Southwestern Illinois Development Authority, School Revenue        No Opt. Call             AA-          1,638,040
                    Bonds, Triad School District 2, Madison County, Illinois,
                    Series 2006, 0.000%, 10/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        83,010   Total Illinois                                                                                          64,741,748
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 3.8% (2.4% OF TOTAL INVESTMENTS)
         2,030   Decatur Township-Marion County Multi-School Building             7/13 at 100.00         AA+ (4)          2,315,905
                    Corporation, Indiana, First Mortgage Bonds, Series 2003,
                    5.000%, 7/15/20 (Pre-refunded 7/15/13) - FGIC Insured
         8,000   Indiana Municipal Power Agency, Power Supply Revenue Bonds,      1/17 at 100.00             AA-          7,475,920
                    Series 2007A, 5.000%, 1/01/42 - MBIA Insured
        20,000   Indianapolis Local Public Improvement Bond Bank, Indiana,          No Opt. Call              AA          7,256,600
                    Series 1999E, 0.000%, 2/01/28 - AMBAC Insured

30 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 INDIANA (continued)
$        3,250   Indianapolis Local Public Improvement Bond Bank, Indiana,        7/12 at 100.00             AAA   $      3,649,978
                    Waterworks Project, Series 2002A, 5.250%, 7/01/33
                    (Pre-refunded 7/01/12) - MBIA Insured
         1,340   Monroe-Gregg Grade School Building Corporation, Morgan           1/14 at 100.00             AAA          1,531,406
                    County, Indiana, First Mortgage Bonds, Series 2004,
                    5.000%, 1/15/25 (Pre-refunded 1/15/14) - FSA Insured
         5,000   Noblesville Redevelopment Authority, Indiana, Economic           7/13 at 100.00             AA-          5,007,150
                    Development Lease Rental Bonds, Exit 10 Project, Series
                    2003, 5.000%, 1/15/28 - AMBAC Insured
        10,000   Purdue University, Indiana, Student Fee Bonds, Series 2002O,     1/12 at 100.00             Aa1         10,374,800
                    5.000%, 7/01/19 - MBIA Insured
         3,705   Whitley County Middle School Building Corporation, Columbia      7/13 at 100.00             AAA          4,226,812
                    City, Indiana, First Mortgage Bonds, Series 2003, 5.000%,
                    7/15/16 (Pre-refunded 7/15/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        53,325   Total Indiana                                                                                           41,838,571
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 1.3% (0.8% OF TOTAL INVESTMENTS)
         2,055   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,        9/14 at 101.00             AAA          2,192,891
                    5.000%, 9/01/23 - FSA Insured
                 Neosho County Unified School District 413, Kansas, General
                 Obligation Bonds, Series 2006:
         2,145      5.000%, 9/01/27 - FSA Insured                                 9/14 at 100.00             Aa3          2,236,570
         4,835      5.000%, 9/01/29 - FSA Insured                                 9/14 at 100.00             Aa3          5,001,566
         5,000   University of Kansas Hospital Authority, Health Facilities       9/09 at 100.00             AAA          5,079,650
                    Revenue Bonds, KU Health System, Series 1999A, 5.650%,
                    9/01/29 (Pre-refunded 9/01/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        14,035   Total Kansas                                                                                            14,510,677
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 2.7% (1.7% OF TOTAL INVESTMENTS)
         3,870   Kenton County School District Finance Corporation, Kentucky,     6/14 at 100.00             Aa3          3,911,370
                    School Building Revenue Bonds, Series 2004, 5.000%,
                    6/01/20 - MBIA Insured
         3,860   Kentucky State Property and Buildings Commission, Revenue        2/19 at 100.00             AAA          4,286,762
                    Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20
                    - AGC Insured
         7,500   Kentucky Turnpike Authority, Economic Development Road           7/16 at 100.00             AA+          7,771,350
                    Revenue Bonds, Revitalization Project, Series 2006B,
                    5.000%, 7/01/25 - AMBAC Insured
        12,980   Louisville and Jefferson County Metropolitan Sewer District,    11/11 at 101.00             AA-         13,229,865
                    Kentucky, Sewer and Drainage System Revenue Bonds, Series
                    2001A, 5.500%, 5/15/34 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        28,210   Total Kentucky                                                                                          29,199,347
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 5.9% (3.7% OF TOTAL INVESTMENTS)
         5,000   DeSoto Parish, Louisiana, Pollution Control Revenue Refunding    9/09 at 102.00               A          4,612,600
                    Bonds, Cleco Utility Group Inc. Project, Series 1999,
                    5.875%, 9/01/29 - AMBAC Insured
         3,025   Lafayette City and Parish, Louisiana, Utilities Revenue         11/14 at 100.00             AA-          3,160,278
                    Bonds, Series 2004, 5.250%, 11/01/22 - MBIA Insured
         4,545   Louisiana Public Facilities Authority, Revenue Bonds, Baton      7/14 at 100.00             AA-          4,631,082
                    Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                    MBIA Insured
                 Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                 2005A:
         2,400      5.000%, 5/01/25 - FGIC Insured                                5/15 at 100.00              AA          2,467,224
         4,415      5.000%, 5/01/26 - FGIC Insured                                5/15 at 100.00              AA          4,513,675
         5,000      5.000%, 5/01/27 - FGIC Insured                                5/15 at 100.00              AA          5,082,900
                 Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                 2006:
         3,300      4.750%, 5/01/39 - FSA Insured (UB)                            5/16 at 100.00             AAA          3,177,537
        35,725      4.500%, 5/01/41 - FGIC Insured (UB)                           5/16 at 100.00             Aa2         31,964,587
            38   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,        5/16 at 100.00              AA             22,193
                    Residuals 660-1, 13.832%, 5/01/41 - FGIC Insured (IF)
         4,950   Orleans Levee District, Louisiana, Levee District General        6/09 at 100.00             AAA          4,962,474
                    Obligation Bonds, Series 1986, 5.950%, 11/01/15 - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        68,398   Total Louisiana                                                                                         64,594,550
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MAINE - 0.3% (0.2% OF TOTAL INVESTMENTS)
$        3,000   Maine Health and Higher Educational Facilities Authority,        7/13 at 100.00             AAA   $      3,040,320
                    Revenue Bonds, Series 2003B, 5.000%, 7/01/28 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 0.3% (0.2% OF TOTAL INVESTMENTS)
         5,345   Baltimore, Maryland, Senior Lien Convention Center Hotel         9/16 at 100.00            Baa3          3,409,789
                    Revenue Bonds, Series 2006A, 5.250%, 9/01/28 - SYNCORA GTY
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 5.7% (3.5% OF TOTAL INVESTMENTS)
        22,500   Massachusetts Development Finance Authority, Revenue Bonds,      1/12 at 101.00           A (4)         25,162,200
                    WGBH Educational Foundation, Series 2002A, 5.375%, 1/01/42
                    (Pre-refunded 1/01/12) - AMBAC Insured
        11,000   Massachusetts School Building Authority, Dedicated Sales Tax     8/15 at 100.00             AAA         11,581,460
                    Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured
                    (UB)
         7,255   Massachusetts Water Resources Authority, General Revenue         2/17 at 100.00             AAA          6,435,330
                    Bonds, 4.500%, 8/01/46 - FSA Insured (UB)
        15,000   Massachusetts, Special Obligation Dedicated Tax Revenue          1/14 at 100.00           A (4)         16,965,750
                    Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14)
                    - FGIC Insured
         1,500   University of Massachusetts Building Authority, Senior Lien     11/14 at 100.00          A+ (4)          1,764,945
                    Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20
                    (Pre-refunded 11/01/14) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        57,255   Total Massachusetts                                                                                     61,909,685
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 6.7% (4.1% OF TOTAL INVESTMENTS)
         5,490   Detroit City School District, Wayne County, Michigan,              No Opt. Call             AAA          5,759,230
                    Unlimited Tax School Building and Site Improvement Bonds,
                    Series 2001A, 6.000%, 5/01/29 - FSA Insured (UB)
         6,000   Detroit, Michigan, General Obligation Bonds, Series 2001A-1,    10/11 at 100.00             AA-          5,357,100
                    5.375%, 4/01/18 - MBIA Insured
         7,420   Detroit, Michigan, Senior Lien Water Supply System Revenue       7/09 at 100.00             AA-          6,522,996
                    Bonds, Series 1997A, 5.000%, 7/01/27 - MBIA Insured
                 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,
                 Series 1999A:
        15,825      5.750%, 7/01/26 (Pre-refunded 1/01/10) - FGIC Insured         1/10 at 101.00             Aaa         16,521,142
        20,000      5.875%, 7/01/27 (Pre-refunded 1/01/10) - FGIC Insured         1/10 at 101.00             Aaa         20,896,600
         1,085   Grand Rapids Community College, Kent County, Michigan,           5/13 at 100.00              AA          1,165,409
                    General Obligation Refunding Bonds, Series 2003, 5.250%,
                    5/01/20 - AMBAC Insured
         6,850   Wayne County, Michigan, Airport Revenue Bonds, Detroit          12/09 at 100.50             AA-          6,659,296
                    Metropolitan Wayne County Airport, Series 1998A, 5.375%,
                    12/01/15 - MBIA Insured (Alternative Minimum Tax)
        10,000   Wayne County, Michigan, Limited Tax General Obligation          12/11 at 101.00             AA-         10,031,900
                    Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                    County Airport, Series 2001A, 5.250%, 12/01/25 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        72,670   Total Michigan                                                                                          72,913,673
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 2.3% (1.4% OF TOTAL INVESTMENTS)
         5,000   City of Minneapolis, Minnesota, Health Care System Revenue      11/18 at 100.00             AAA          5,436,850
                    Bonds, Fairview Health Services, Series 2008B, 6.500%,
                    11/15/38 - AGC Insured
         4,000   Northern Municipal Power Agency, Minnesota, Electric System        No Opt. Call             AAA          4,355,280
                    Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 -
                    AGC Insured
        13,020   Saint Paul Housing and Redevelopment Authority, Minnesota,      12/11 at 102.00             Aaa         15,031,981
                    Multifamily Housing Revenue Bonds, Marian Center Project,
                    Series 2001A, 6.450%, 6/20/43 (Pre-refunded 12/20/11)
------------------------------------------------------------------------------------------------------------------------------------
        22,020   Total Minnesota                                                                                         24,824,111
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 2.8% (1.8% OF TOTAL INVESTMENTS)
        27,125   Lincoln, Nebraska, Electric System Revenue Bonds, Series         9/17 at 100.00              AA         24,869,828
                    2007A, 4.500%, 9/01/37 - FGIC Insured (UB)
         5,000   Municipal Energy Agency of Nebraska, Power Supply System         4/19 at 100.00             AAA          5,220,550
                    Revenue and Refunding Bonds, Series 2009A, 5.375%,
                    4/01/39 - BHAC Insured

32 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEBRASKA (continued)
$        1,000   Nebraska Public Power District, General Revenue Bonds, Series    1/15 at 100.00             AAA   $      1,017,700
                    2005A, 5.000%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        33,125   Total Nebraska                                                                                          31,108,078
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 7.4% (4.6% OF TOTAL INVESTMENTS)
         8,475   Clark County, Nevada, General Obligation Bank Bonds, Southern   12/12 at 100.00             AA+          8,383,046
                    Nevada Water Authority Loan, Series 2002, 5.000%,
                    6/01/32 - MBIA Insured
         3,630   Clark County, Nevada, General Obligation Bank Bonds, Southern   12/12 at 100.00         Aa1 (4)          4,099,758
                    Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32
                    (Pre-refunded 12/01/12) - MBIA Insured
         7,370   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,    7/14 at 100.00             AA-          7,434,340
                    Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured
                 Director of Nevada State Department of Business and Industry,
                 Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                 2000:
        15,000      5.625%, 1/01/34 - AMBAC Insured                               1/10 at 102.00               A          4,512,750
        13,000      5.375%, 1/01/40 - AMBAC Insured                               1/10 at 100.00               A          3,910,920
        14,985   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,    6/12 at 100.00            Baa1         12,982,854
                    5.375%, 6/01/32 - FGIC Insured
        25,300   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,    6/12 at 100.00        Baa1 (4)         28,371,672
                    5.375%, 6/01/32 (Pre-refunded 6/01/12) - FGIC Insured
        10,000   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,      6/12 at 100.00           A (4)         11,151,700
                    Reno Transportation Rail Access Corridor Project, Series
                    2002, 5.125%, 6/01/27 (Pre-refunded 6/01/12) - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        97,760   Total Nevada                                                                                            80,847,040
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 2.5% (1.5% OF TOTAL INVESTMENTS)
                 Essex County Improvement Authority, New Jersey, Guaranteed
                 Revenue Bonds, Project Consolidation, Series 2004:
         2,000      5.125%, 10/01/21 - MBIA Insured                              10/14 at 100.00              A1          2,075,020
         2,250      5.125%, 10/01/22 - MBIA Insured                              10/14 at 100.00              A1          2,319,818
                 New Jersey Economic Development Authority, Revenue Bonds,
                 Motor Vehicle Surcharge, Series 2004A:
         3,850      5.000%, 7/01/22 - MBIA Insured                                7/14 at 100.00             AA-          3,920,763
         3,850      5.000%, 7/01/23 - MBIA Insured                                7/14 at 100.00             AA-          3,918,107
         8,250   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,      7/13 at 100.00             AA-          8,563,500
                    5.000%, 1/01/19 - FGIC Insured
         3,320   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,      1/15 at 100.00             AAA          3,547,520
                    5.000%, 1/01/21 - FSA Insured (UB)
         2,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,      7/13 at 100.00             AAA          2,042,080
                    5.000%, 1/01/23 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        25,520   Total New Jersey                                                                                        26,386,808
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 0.3% (0.2% OF TOTAL INVESTMENTS)
         3,660   San Juan County, New Mexico, Subordinate Gross Receipts Tax      6/15 at 100.00             AA-          3,706,006
                    Revenue Bonds, Series 2005, 5.000%, 6/15/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 7.0% (4.3% OF TOTAL INVESTMENTS)
         1,880   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          1,906,395
                    Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                    5.000%, 8/01/23 - FGIC Insured
         3,335   Dormitory Authority of the State of New York, State Personal     3/15 at 100.00             AAA          3,462,964
                    Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                    AMBAC Insured
         3,820   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00             AA-          2,914,393
                    Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured
        12,500   Long Island Power Authority, New York, Electric System           6/16 at 100.00             AA-         12,678,125
                    General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 -
                    FGIC Insured
         6,900   Long Island Power Authority, New York, Electric System          11/16 at 100.00             AA-          5,691,120
                    Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured

                                                           Nuveen Investments 33

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK (continued)
                 Metropolitan Transportation Authority, New York, State
                 Service Contract Refunding Bonds, Series 2002A:
$        1,500      5.000%, 7/01/21 - FGIC Insured                                7/12 at 100.00             AA-   $      1,523,160
         5,000      5.000%, 7/01/25 - FGIC Insured                                7/12 at 100.00             AA-          5,021,450
         2,615   New York City Industrial Development Agency, New York,           3/19 at 100.00             AAA          2,968,208
                    Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A,
                    7.000%, 3/01/49 - AGC Insured
         5,000   New York City, New York, General Obligation Bonds, Fiscal        9/15 at 100.00              AA          5,152,850
                    Series 2005F-1, 5.000%, 9/01/21 - AMBAC Insured
        10,000   New York City, New York, General Obligation Bonds, Fiscal        4/15 at 100.00              AA         10,050,400
                    Series 2005M, 5.000%, 4/01/26 - FGIC Insured
         5,000   New York State Thruway Authority, General Revenue Bonds,         1/15 at 100.00              A+          5,066,100
                    Series 2005F, 5.000%, 1/01/26 - AMBAC Insured
                 New York State Urban Development Corporation, State Personal
                 Income Tax Revenue Bonds, Series 2004A-1:
         1,000      5.000%, 3/15/23 - FGIC Insured                                3/14 at 100.00             AAA          1,035,510
         5,000      5.000%, 3/15/25 - FGIC Insured                                3/14 at 100.00             AAA          5,118,650
         3,650   New York State Urban Development Corporation, State Personal     3/15 at 100.00             AAA          3,752,237
                    Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 -
                    FSA Insured (UB)
        10,000   Triborough Bridge and Tunnel Authority, New York, Subordinate   11/12 at 100.00             AA-         10,051,300
                    Lien General Purpose Revenue Refunding Bonds, Series
                    2002E, 5.000%, 11/15/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        77,200   Total New York                                                                                          76,392,862
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 1.5% (0.9% OF TOTAL INVESTMENTS)
                 Mooresville, North Carolina, Enterprise System Revenue Bonds,
                 Series 2004:
         2,115      5.000%, 5/01/22 - FGIC Insured                                5/14 at 100.00             AA-          2,120,562
         2,575      5.000%, 5/01/26 - FGIC Insured                                5/14 at 100.00             AA-          2,589,703
         5,000   North Carolina Municipal Power Agency 1, Catawba Electric        1/13 at 100.00             AAA          5,334,150
                    Revenue Bonds, Series 2003A, 5.250%, 1/01/16 - FSA Insured
                 Raleigh Durham Airport Authority, North Carolina, Airport
                 Revenue Bonds, Series 2005A:
         3,205      5.000%, 5/01/23 - AMBAC Insured                               5/15 at 100.00             Aa3          3,248,075
         3,295      5.000%, 5/01/24 - AMBAC Insured                               5/15 at 100.00             Aa3          3,322,184
------------------------------------------------------------------------------------------------------------------------------------
        16,190   Total North Carolina                                                                                    16,614,674
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)
                 Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus
                 Project, Series 2005A:
         2,195      5.000%, 12/15/22 - MBIA Insured                              12/15 at 100.00              A1          2,286,510
         1,355      5.000%, 12/15/23 - MBIA Insured                              12/15 at 100.00              A1          1,394,227
         3,000      5.000%, 12/15/24 - MBIA Insured                              12/15 at 100.00              A1          3,069,600
------------------------------------------------------------------------------------------------------------------------------------
         6,550   Total North Dakota                                                                                       6,750,337
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 4.3% (2.7% OF TOTAL INVESTMENTS)
         2,650   Cleveland State University, Ohio, General Receipts Bonds,        6/14 at 100.00             AA-          2,653,392
                    Series 2004, 5.250%, 6/01/24 - FGIC Insured
         2,000   Columbus City School District, Franklin County, Ohio, General   12/14 at 100.00             AAA          2,334,520
                    Obligation Bonds, Series 2004, 5.250%, 12/01/25
                    (Pre-refunded 12/01/14) - FSA Insured
         2,385   Columbus, Ohio, Tax Increment Financing Bonds, Easton            6/14 at 100.00               A          2,376,056
                    Project, Series 2004A, 5.000%, 12/01/22 - AMBAC Insured

34 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OHIO (continued)
$        2,205   Hamilton City School District, Ohio, General Obligation          6/15 at 100.00            Baa1   $      2,247,755
                    Bonds, Series 2005, 5.000%, 12/01/24 - MBIA Insured
        19,595   Hamilton County, Ohio, Sales Tax Revenue Bonds, 4.250%,         12/16 at 100.00              A2         16,688,082
                    12/01/32 - AMBAC Insured (UB)
        20,100   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica           11/09 at 101.00               A         17,207,610
                    Healthcare Obligated Group, Series 1999, 5.375%,
                    11/15/39 - AMBAC Insured
         3,000   Ross Local School District, Butler County, Ohio, General        12/13 at 100.00         Aa3 (4)          3,442,830
                    Obligation Bonds, Series 2003, 5.000%, 12/01/28
                    (Pre-refunded 12/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        51,935   Total Ohio                                                                                              46,950,245
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 3.1% (1.9% OF TOTAL INVESTMENTS)
         3,500   Oklahoma Capitol Improvement Authority, State Facilities         7/15 at 100.00              AA          3,617,915
                    Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC
                    Insured
         2,580   Oklahoma Housing Finance Agency, GNMA Collateralized Single        No Opt. Call             AAA          2,795,920
                    Family Mortgage Revenue Bonds, Series 1987A, 7.997%,
                    8/01/18 (Alternative Minimum Tax)
        21,000   Oklahoma Municipal Power Authority, Power Supply System          1/17 at 100.00             AA-         17,738,910
                    Revenue Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured
         5,245   Oklahoma State Industries Authority, Revenue Bonds, Oklahoma     2/11 at 100.00              A1          5,256,801
                    Medical Research Foundation, Series 2001, 5.250%,
                    2/01/21 - AMBAC Insured
         4,880   University of Oklahoma, Student Housing Revenue Bonds, Series    7/14 at 100.00              A1          4,892,883
                    2004, 5.000%, 7/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        37,205   Total Oklahoma                                                                                          34,302,429
------------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 0.3% (0.2% OF TOTAL INVESTMENTS)
         2,535   Oregon Department of Administrative Services, Certificates of    5/15 at 100.00             AAA          2,614,067
                    Participation, Series 2005A, 5.000%, 5/01/25 - FSA Insured
           795   Oregon Housing and Community Services Department, Single         7/09 at 100.00             Aa2            795,580
                    Family Mortgage Revenue Bonds, Series 1995A, 6.450%,
                    7/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         3,330   Total Oregon                                                                                             3,409,647
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 3.4% (2.1% OF TOTAL INVESTMENTS)
         7,925   Commonwealth Financing Authority, Pennsylvania, State            6/16 at 100.00             AAA          8,206,655
                    Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                    FSA Insured (UB)
         1,800   Pennsylvania Higher Educational Facilities Authority, Revenue    5/15 at 100.00             AA-          1,786,914
                    Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 -
                    MBIA Insured
        11,740   Pennsylvania Public School Building Authority, Lease Revenue    12/16 at 100.00             AAA         10,511,526
                    Bonds, School District of Philadelphia, Series 2006B,
                    4.500%, 6/01/32 - FSA Insured (UB)
         2,625   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        6/16 at 100.00             Aa3          2,676,634
                    Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
         6,335   Radnor Township School District, Delaware County,                8/15 at 100.00             Aa3          6,506,488
                    Pennsylvania, General Obligation Bonds, Series 2005B,
                    5.000%, 2/15/30 - FSA Insured
                 Reading School District, Berts County, Pennsylvania, General
                 Obligation Bonds, Series 2005:
         3,285      5.000%, 1/15/22 - FSA Insured (UB)                            1/16 at 100.00             AAA          3,476,023
         3,450      5.000%, 1/15/23 - FSA Insured (UB)                            1/16 at 100.00             AAA          3,623,915
------------------------------------------------------------------------------------------------------------------------------------
        37,160   Total Pennsylvania                                                                                      36,788,155
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 35

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

   PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 PUERTO RICO - 0.9% (0.6% OF TOTAL INVESTMENTS)
$        2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/15 at 100.00             AAA   $      2,919,775
                    Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) -
                    SYNCORA GTY Insured
         2,000   Puerto Rico Highway and Transportation Authority, Highway        7/13 at 100.00             BBB          1,929,600
                    Revenue Bonds, Series 2003G, 5.250%, 7/01/19 - FGIC Insured
         1,550   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,        No Opt. Call            BBB-          1,483,676
                    8/01/21 - CIFG Insured
        36,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             No Opt. Call             AA-          3,816,360
                    Revenue Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        42,050   Total Puerto Rico                                                                                       10,149,411
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 2.4% (1.5% OF TOTAL INVESTMENTS)
         2,195   Providence Housing Development Corporation, Rhode Island,        7/09 at 100.00             AA-          2,197,722
                    FHA-Insured Section 8 Assisted Mortgage Revenue Refunding
                    Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%,
                    7/01/25 - MBIA Insured
        20,475   Rhode Island Depositors Economic Protection Corporation,         2/11 at 100.00          AA (4)         21,969,470
                    Special Obligation Refunding Bonds, Series 1993B, 5.250%,
                    8/01/21 (Pre-refunded 2/01/11) - MBIA Insured
         1,405   Rhode Island Health & Educational Building Corporation,          9/14 at 100.00              A2          1,453,711
                    Higher Education Auxiliary Enterprise Revenue Bonds,
                    Series 2004A, 5.500%, 9/15/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        24,075   Total Rhode Island                                                                                      25,620,903
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 6.7% (4.2% OF TOTAL INVESTMENTS)
        14,650   Anderson County School District 5, South Carolina, General       2/18 at 100.00             AAA         15,328,735
                    Obligation Bonds, Series 2008, Trust 1181, 9.249%, 2/01/38
                    - FSA Insured (IF)
        10,000   Beaufort County, South Carolina, Tax Increment Bonds, New       12/12 at 100.00             AA-         10,012,600
                    River Redevelopment Project, Series 2002, 5.000%, 6/01/27
                    - MBIA Insured
                 Medical University Hospital Authority, South Carolina,
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A:
         2,000      5.250%, 8/15/22 - MBIA Insured                                8/14 at 100.00             AA-          2,033,900
         2,105      5.250%, 8/15/23 - MBIA Insured                                8/14 at 100.00             AA-          2,133,039
         4,855   Piedmont Municipal Power Agency, South Carolina, Electric          No Opt. Call             AAA          3,868,367
                    Revenue Bonds, Series 1988A, 0.000%, 1/01/13 - AMBAC
                    Insured (ETM)
           715   Piedmont Municipal Power Agency, South Carolina, Electric         7/09 at 76.63         Aa3 (4)            547,111
                    Revenue Bonds, Series 1988A, 0.000%, 1/01/13 (Pre-refunded
                    7/01/09) - AMBAC Insured
         7,955   Piedmont Municipal Power Agency, South Carolina, Electric          No Opt. Call               A          6,699,542
                    Revenue Bonds, Series 1988A, 0.000%, 1/01/13 - AMBAC
                    Insured
         8,000   South Carolina JOBS Economic Development Authority,             11/12 at 100.00               A          8,048,240
                    Industrial Revenue Bonds, South Carolina Electric and Gas
                    Company, Series 2002A, 5.200%, 11/01/27 - AMBAC Insured
        10,000   South Carolina JOBS Economic Development Authority,             11/12 at 100.00               A          9,010,000
                    Industrial Revenue Bonds, South Carolina Electric and Gas
                    Company, Series 2002B, 5.450%, 11/01/32 - AMBAC Insured
                    (Alternative Minimum Tax)
        17,500   South Carolina Transportation Infrastructure Bank, Revenue      10/16 at 100.00              A1         15,874,075
                    Bonds, Series 2007A, 4.500%, 10/01/34 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
        77,780   Total South Carolina                                                                                    73,555,609
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 0.6% (0.4% OF TOTAL INVESTMENTS)
         6,455   Memphis-Shelby County Airport Authority, Tennessee, Airport      3/11 at 100.00             AAA          6,492,697
                    Revenue Bonds, Series 2001A, 5.500%, 3/01/18 - FSA Insured
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS - 15.3% (9.5% OF TOTAL INVESTMENTS)
$       22,650   Brazos River Authority, Texas, Revenue Refunding Bonds,          5/09 at 101.00               A   $     21,674,012
                    Houston Industries Inc., Series 1998C, 5.125%, 5/01/19 -
                    AMBAC Insured
           521   Capital Area Housing Finance Corporation, Texas, FNMA Backed     4/12 at 106.00             Aaa            541,871
                    Single Family Mortgage Revenue Refunding Bonds, Series
                    2002A-2, 6.300%, 4/01/35 - AMBAC Insured (Alternative
                    Minimum Tax)
        12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue    11/09 at 100.00             AA-         12,510,000
                    Bonds, Series 2000A, 6.125%,11/01/35 - FGIC Insured
                    (Alternative Minimum Tax)
                 Harris County, Texas, Toll Road Senior Lien Revenue Bonds,
                 Series 1989:
         9,000      0.000%, 8/15/18 (Pre-refunded 8/15/09) - AMBAC Insured         8/09 at 53.84             AAA          4,832,280
        39,000      0.000%, 8/15/19 (Pre-refunded 8/15/09) - AMBAC Insured         8/09 at 50.26             AAA         19,547,580
         7,280      0.000%, 8/15/20 (Pre-refunded 8/15/09) - AMBAC Insured         8/09 at 46.91             AAA          3,406,239
         5,085      0.000%, 8/15/21 (Pre-refunded 8/15/09) - AMBAC Insured         8/09 at 43.79             AAA          2,221,026
        25,000   Harris County-Houston Sports Authority, Texas, Junior Lien      11/11 at 100.00             AA-         19,679,500
                    Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                    MBIA Insured
         4,671   Houston Housing Finance Corporation, Texas, GNMA                 9/11 at 105.00             Aaa          4,739,243
                    Collateralized Mortgage Multifamily Housing Revenue Bonds,
                    RRG Apartments Project, Series 2001, 6.350%, 3/20/42
                 Houston, Texas, First Lien Combined Utility System Revenue
                 Bonds, Series 2004A:
         4,000      5.250%, 5/15/24 - FGIC Insured                                5/14 at 100.00              AA          4,104,880
         5,000      5.250%, 5/15/25 - MBIA Insured                                5/14 at 100.00              AA          5,119,800
        17,500   Houston, Texas, Hotel Occupancy Tax and Special Revenue          9/11 at 100.00               A         17,029,950
                    Bonds, Convention and Entertainment Project, Series 2001B,
                    5.250%, 9/01/33 - AMBAC Insured
        23,865   Jefferson County Health Facilities Development Corporation,      8/11 at 100.00               A         21,846,260
                    Texas, FHA-Insured Mortgage Revenue Bonds, Baptist
                    Hospital of Southeast Texas, Series 2001, 5.500%,
                    8/15/41 - AMBAC Insured
           140   Lower Colorado River Authority, Texas, Revenue Refunding and     5/11 at 100.00          AA (4)            151,262
                    Improvement Bonds, Series 2001A, 5.000%, 5/15/21
                    (Pre-refunded 5/15/11) - MBIA Insured
         8,065   Lower Colorado River Authority, Texas, Revenue Refunding and     5/11 at 100.00              AA          8,163,070
                    Improvement Bonds, Series 2001A, 5.000%, 5/15/21 - MBIA
                    Insured
                 Port of Houston Authority, Harris County, Texas, General
                 Obligation Port Improvement Bonds, Series 2001B:
         3,205      5.500%, 10/01/18 - FGIC Insured (Alternative Minimum Tax)    10/11 at 100.00             AAA          3,272,786
         3,375      5.500%, 10/01/19 - FGIC Insured (Alternative Minimum Tax)    10/11 at 100.00             AAA          3,428,224
         7,205   San Antonio, Texas, Airport System Improvement Revenue Bonds,    7/11 at 101.00             AA-          7,289,082
                    Series 2001, 5.375%, 7/01/15 - FGIC Insured (Alternative
                    Minimum Tax)
         7,550   Waco Health Facilities Development Corporation, Texas,           8/16 at 100.00             AA-          6,280,770
                    Hillcrest Health System Project, FHA Insured Mortgage
                    Revenue Bonds, Series 2006A, 5.000%, 8/01/31 - MBIA Insured
         1,840   Ysleta Independent School District Public Facility              11/09 at 100.00              A+          1,845,538
                    Corporation, Texas, Lease Revenue Refunding Bonds, Series
                    2001, 5.375%, 11/15/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       207,452   Total Texas                                                                                            167,683,373
------------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 1.6% (1.0% OF TOTAL INVESTMENTS)
         2,000   Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003,     7/13 at 100.00         AA- (4)          2,274,480
                    5.000%, 7/01/28 (Pre-refunded 7/01/13) - FGIC Insured
        15,000   Utah Transit Authority, Sales Tax Revenue Bonds, Series          6/18 at 100.00             AAA         15,352,500
                    2008A, 5.000%, 6/15/32 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        17,000   Total Utah                                                                                              17,626,980
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 37

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 VIRGINIA - 1.5% (0.9% OF TOTAL INVESTMENTS)
$        1,035   Loudoun County Industrial Development Authority, Virginia,       6/14 at 100.00             AAA   $      1,125,687
                    Lease Revenue Bonds, Public Safety Facilities, Series
                    2003A, 5.250%, 12/15/20 - FSA Insured
         4,840   Metropolitan Washington D.C. Airports Authority, Airport        10/11 at 101.00             AA-          4,920,780
                    System Revenue Bonds, Series 2001A, 5.500%, 10/01/19 -
                    MBIA Insured (Alternative Minimum Tax)
        10,000   Virginia Housing Development Authority, Commonwealth Mortgage    7/11 at 100.00             AAA         10,032,700
                    Bonds, Series 2001H-1, 5.375%, 7/01/36 - MBIA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        15,875   Total Virginia                                                                                          16,079,167
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 3.6% (2.2% OF TOTAL INVESTMENTS)
         2,500   Grant County Public Utility District 2, Washington, Revenue      1/15 at 100.00             Aa2          2,499,825
                    Bonds, Wanapum Hydroelectric Development, Series 2005A,
                    5.000%, 1/01/29 - FGIC Insured
         3,500   King County School District 401, Highline, Washington,          12/14 at 100.00             AA+          3,674,440
                    General Obligation Bonds, Series 2004, 5.000%, 10/01/24 -
                    FGIC Insured
         5,000   King County, Washington, General Obligation Sewer Bonds,         1/19 at 100.00             AAA          5,318,400
                    Series 2009, Trust 1W, 13.146%, 1/01/39 - AGC Insured (IF)
         3,195   Kitsap County, Washington, Limited Tax General Obligation        7/10 at 100.00         AA- (4)          3,378,489
                    Bonds, Series 2000, 5.500%, 7/01/25 (Pre-refunded
                    7/01/10) - AMBAC Insured
         4,250   Snohomish County Public Utility District 1, Washington,            No Opt. Call             AAA          5,399,838
                    Generation System Revenue Bonds, Series 1989, 6.650%,
                    1/01/16 - FGIC Insured (ETM)
                 Tacoma, Washington, Solid Waste Utility Revenue Refunding
                 Bonds, Series 2006:
         3,890      5.000%, 12/01/24 - SYNCORA GTY Insured                       12/16 at 100.00              AA          4,008,645
         4,085      5.000%, 12/01/25 - SYNCORA GTY Insured                       12/16 at 100.00              AA          4,172,746
         4,290      5.000%, 12/01/26 - SYNCORA GTY Insured                       12/16 at 100.00              AA          4,351,991
         5,945   Washington State, General Obligation Bonds, Series 2006,         7/16 at 100.00             AAA          6,320,783
                    Trust 1212, 12.032%, 7/01/31 - FSA Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
        36,655   Total Washington                                                                                        39,125,157
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 2.6% (1.6% OF TOTAL INVESTMENTS)
        15,000   Wisconsin Health and Educational Facilities Authority,           8/09 at 100.00             AA-         13,358,550
                    Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%,
                    2/15/27 - MBIA Insured
           290   Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%,      5/14 at 100.00             Aa3            310,810
                    5/01/20 - FGIC Insured
         2,600   Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%,      5/14 at 100.00         Aa3 (4)          3,015,012
                    5/01/20 (Pre-refunded 5/01/14) - FGIC Insured
        10,945   Wisconsin, General Obligation Bonds, Series 2004-4, 5.000%,      5/14 at 100.00              AA         11,621,730
                    5/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        28,835   Total Wisconsin                                                                                         28,306,102
------------------------------------------------------------------------------------------------------------------------------------
$     1,986,235  Total Long-Term Investments (cost $1,782,368,344) - 160.5%                                           1,753,935,113
==============----------------------------------------------------------------------------------------------------------------------

38 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 0.9% (0.6% OF TOTAL INVESTMENTS)
                 MICHIGAN - (0.9%) (0.6% OF TOTAL INVESTMENTS)
$        5,215   Lakewood Public Schools, Ionia County, Michigan, General           No Opt. Call          VMIG-1   $      5,215,000
                    Obligation Bonds, Series 2008, Trust 2624Z, Variable Rate
                    Demand Obligations, 0.600%, 5/01/15 - FSA Insured (5)
         5,000   Portage Public Schools, Kalamazoo County, Michigan, General        No Opt. Call             A-1          5,000,000
                    Obligation Bonds, Series 2008, Trust 3030X, Variable Rate
                    Demand Obligations, 0.930%, 5/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$       10,215   Total Short-Term Investments (cost $10,215,000)                                                         10,215,000
==============----------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,792,583,344) - 161.4%                                                     1,764,150,113
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (12.3)%                                                                   (134,198,333)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 3.4%                                                                    36,194,039
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value - (52.5)% (6)                                     (573,300,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $  1,092,845,819
                 ===================================================================================================================

      Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 39

NIF | Nuveen Premier Insured Municipal Income Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 1.2% (0.8% OF TOTAL INVESTMENTS)
$        3,200   Auburn, Alabama, General Obligation Warrants, Series 2005,       8/15 at 100.00             AA+   $      3,242,592
                    5.000%, 8/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                 ARIZONA - 3.1% (2.0% OF TOTAL INVESTMENTS)
         4,370   Phoenix Civic Improvement Corporation, Arizona, Junior Lien      7/15 at 100.00             AAA          4,417,458
                    Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 -
                    MBIA Insured
         5,000   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic           No Opt. Call              AA          3,956,950
                    Plaza, Series 2005B, 0.000%, 7/01/40 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         9,370   Total Arizona                                                                                            8,374,408
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 1.5% (1.0% OF TOTAL INVESTMENTS)
         4,020   Northwest Community College District, Arkansas, General          5/15 at 100.00               A          4,127,374
                    Obligation Bonds, Series 2005, 5.000%, 5/15/23 - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA - 33.9% (21.3% OF TOTAL INVESTMENTS)
                 ABAG Finance Authority for Non-Profit Corporations, California,
                 Insured Certificates of Participation, Children's Hospital
                 Medical Center of Northern California, Series 1999:
         4,750      5.875%, 12/01/19 (Pre-refunded 12/01/09) - AMBAC Insured     12/09 at 101.00           A (4)          4,943,563
        10,000      6.000%, 12/01/29 (Pre-refunded 12/01/09) - AMBAC Insured     12/09 at 101.00           A (4)         10,408,100
            10   California Department of Water Resources, Water System          12/14 at 100.00             AAA             11,593
                    Revenue Bonds, Central Valley Project, Series 2005AC,
                    5.000%, 12/01/26 (Pre-refunded 12/01/14) - MBIA Insured
           990   California Department of Water Resources, Water System          12/14 at 100.00             AAA          1,026,541
                    Revenue Bonds, Central Valley Project, Series 2005,
                    5.000%, 12/01/26 - MBIA Insured (UB)
         1,250   California Pollution Control Financing Authority, Remarketed     4/11 at 102.00             AA-          1,232,275
                    Revenue Bonds, Pacific Gas and Electric Company, Series
                    1996A, 5.350%, 12/01/16 - MBIA Insured (Alternative
                    Minimum Tax)
         4,775   Clovis Unified School District, Fresno County, California,         No Opt. Call          AA (4)          2,316,639
                    General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 -
                    FGIC Insured (ETM)
         1,005   Folsom Cordova Unified School District, Sacramento County,      10/14 at 100.00             AAA          1,024,055
                    California, General Obligation Bonds, School Facilities
                    Improvement District 2, Series 2004B, 5.000%, 10/01/26 -
                    FSA Insured
         1,150   Kern Community College District, California, General               No Opt. Call             AAA            546,986
                    Obligation Bonds, Series 2006, 0.000%, 11/01/23 - FSA
                    Insured
            45   Kern County Housing Authority, California, GNMA Guaranteed         No Opt. Call             AAA             46,604
                    Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I,
                    7.150%, 12/30/24 (Alternative Minimum Tax)
            35   Kern County Housing Authority, California, GNMA Guaranteed         No Opt. Call             AAA             36,335
                    Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III,
                    7.450%, 6/30/25 (Alternative Minimum Tax)
         4,080   La Verne-Grand Terrace Housing Finance Agency, California,         No Opt. Call             AAA          5,432,479
                    Single Family Residential Mortgage Revenue Bonds, Series
                    1984A, 10.250%, 7/01/17 (ETM)
         5,000   Ontario Redevelopment Financing Authority, San Bernardino          No Opt. Call             AA-          6,304,550
                    County, California, Revenue Refunding Bonds, Redevelopment
                    Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured
         8,880   Pomona, California, GNMA/FHLMC Collateralized Single Family        No Opt. Call             AAA         11,845,298
                    Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%,
                    8/01/23 (ETM)
         9,505   San Bernardino County, California, GNMA Mortgage-Backed            No Opt. Call             AAA         11,189,286
                    Securities Program Single Family Home Mortgage Revenue
                    Bonds, Series 1988A, 8.300%, 9/01/14 (Alternative Minimum
                    Tax) (ETM)

40 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$        9,160   San Bernardino, California, GNMA Mortgage-Backed Securities        No Opt. Call             AAA   $     12,083,506
                    Program Single Family Mortgage Revenue Refunding Bonds,
                    Series 1990A, 7.500%, 5/01/23 (ETM)
         4,300   San Francisco Airports Commission, California, Revenue           5/11 at 100.00             AA-          4,177,192
                    Refunding Bonds, San Francisco International Airport,
                    Second Series 2001, Issue 27A, 5.125%, 5/01/19 - MBIA
                    Insured (Alternative Minimum Tax)
        29,000   San Joaquin Hills Transportation Corridor Agency, Orange           No Opt. Call             AA-          5,283,800
                    County, California, Toll Road Revenue Refunding Bonds,
                    Series 1997A, 0.000%, 1/15/31 - MBIA Insured
         2,000   San Jose Redevelopment Agency, California, Tax Allocation        8/14 at 100.00             AA-          2,012,680
                    Bonds, Merged Area Redevelopment Project, Series 2004A,
                    5.250%, 8/01/19 - MBIA Insured
         4,475   San Jose Redevelopment Agency, California, Tax Allocation        8/17 at 100.00             AA-          3,285,366
                    Bonds, Merged Area Redevelopment Project, Series 2006C,
                    4.250%, 8/01/30 - MBIA Insured
         4,455   San Mateo County Community College District, California,           No Opt. Call             Aa1          2,481,569
                    General Obligation Bonds, Series 2006B, 0.000%, 9/01/21 -
                    MBIA Insured
         1,815   University of California, General Revenue Bonds, Series          5/13 at 101.00             Aa1          1,717,662
                    2005G, 4.750%, 5/15/31 - MBIA Insured
         3,600   Ventura County Community College District, California,           8/15 at 100.00              AA          3,622,752
                    General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 -
                    MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       110,280   Total California                                                                                        91,028,831
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 10.5% (6.6% OF TOTAL INVESTMENTS)
         1,500   Adams and Arapahoe Counties Joint School District 28J,          12/13 at 100.00             AAA          1,603,125
                    Aurora, Colorado, General Obligation Bonds, Series 2003A,
                    5.125%, 12/01/21 - FSA Insured
         4,100   Colorado Health Facilities Authority, Colorado, Revenue          4/18 at 100.00             AAA          3,746,621
                    Bonds, Catholic Health Initiatives, Series 2006C-1, Trust
                    1090, 10.674%, 10/01/41 - FSA Insured (IF)
         2,500   Denver City and County, Colorado, Airport System Revenue        11/12 at 100.00             AA-          2,523,025
                    Refunding Bonds, Series 2002E, 5.500%, 11/15/18 - FGIC
                    Insured (Alternative Minimum Tax)
         6,000   E-470 Public Highway Authority, Colorado, Senior Revenue         9/10 at 102.00             AAA          6,504,180
                    Bonds, Series 2000A, 5.750%, 9/01/29 (Pre-refunded
                    9/01/10) - MBIA Insured
        20,000   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-          3,463,000
                    Bonds, Series 2000B, 0.000%, 9/01/30 - MBIA Insured
         4,405   Garfield, Eagle and Pitkin Counties School District RE-1,       12/14 at 100.00             AAA          4,582,169
                    Roaring Fork, Colorado, General Obligation Bonds, Series
                    2005A, 5.000%, 12/15/24 - FSA Insured
         2,065   Jefferson County School District R1, Colorado, General          12/14 at 100.00             AAA          2,126,062
                    Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA
                    Insured (UB)
         1,390   Teller County School District RE-2, Woodland Park, Colorado,    12/14 at 100.00             AA-          1,453,968
                    General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                    MBIA Insured
         1,000   University of Colorado, Enterprise System Revenue Bonds,         6/12 at 100.00         AA- (4)          1,112,360
                    Series 2002A, 5.000%, 6/01/19 (Pre-refunded 6/01/12) -
                    FGIC Insured
         1,000   University of Colorado, Enterprise System Revenue Bonds,         6/15 at 100.00             AA-          1,012,510
                    Series 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        43,960   Total Colorado                                                                                          28,127,020
------------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 0.2% (0.1% OF TOTAL INVESTMENTS)
           665   Washington Convention Center Authority, District of             10/16 at 100.00             AAA            555,049
                    Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                    2007, Residuals 1606, 10.676%, 10/01/30 - AMBAC Insured
                    (IF)
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 3.9% (2.4% OF TOTAL INVESTMENTS)
         2,285   Florida Municipal Loan Council, Revenue Bonds, Series 2005A,     2/15 at 100.00             AA-          2,320,189
                    5.000%, 2/01/23 - MBIA Insured
         1,500   JEA, Florida, Water and Sewerage System Revenue Bonds,          10/13 at 100.00             AA-          1,545,630
                    Series 2004A, 5.000%, 10/01/19 - FGIC Insured

                                                           Nuveen Investments 41

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA (continued)
$        4,240   Reedy Creek Improvement District, Florida, Utility Revenue      10/13 at 100.00             AA-   $      4,510,894
                    Bonds, Series 2003-1, 5.250%, 10/01/17 - MBIA Insured
         2,000   Tallahassee, Florida, Energy System Revenue Bonds, Series       10/15 at 100.00             AA-          1,985,180
                    2005, 5.000%, 10/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        10,025   Total Florida                                                                                           10,361,893
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 3.2% (2.0% OF TOTAL INVESTMENTS)
         2,700   Atlanta, Georgia, Airport General Revenue Bonds, Series          1/15 at 100.00             AAA          2,761,290
                    2004G, 5.000%, 1/01/25 - FSA Insured
         6,500   Medical Center Hospital Authority, Georgia, Revenue              8/09 at 102.00             AA-          5,913,570
                    Anticipation Certificates, Columbus Regional Healthcare
                    System, Inc. Project, Series 1999, 5.500%, 8/01/25 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         9,200   Total Georgia                                                                                            8,674,860
------------------------------------------------------------------------------------------------------------------------------------

                 HAWAII - 3.9% (2.4% OF TOTAL INVESTMENTS)
         2,250   Hawaii Department of Budget and Finance, Special Purpose         7/09 at 101.00               A          2,196,563
                    Revenue Bonds, Hawaiian Electric Company Inc., Series
                    1999D, 6.150%, 1/01/20 - AMBAC Insured (Alternative
                    Minimum Tax)
         8,030   Hawaii Department of Transportation, Airport System Revenue      7/10 at 101.00             AA-          8,211,719
                    Refunding Bonds, Series 2000B, 6.500%, 7/01/15 - FGIC
                    Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        10,280   Total Hawaii                                                                                            10,408,282
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 18.8% (11.8% OF TOTAL INVESTMENTS)
         4,000   Bridgeview, Illinois, General Obligation Bonds, Series 2002,    12/12 at 100.00             AA-          4,092,000
                    5.000%, 12/01/22 - FGIC Insured
         8,200   Chicago Board of Education, Illinois, General Obligation           No Opt. Call             AA-          9,143,820
                    Lease Certificates, Series 1992A, 6.250%, 1/01/15 - MBIA
                    Insured
        10,000   Chicago, Illinois, General Obligation Refunding Bonds,           1/10 at 101.00             AA-         10,054,500
                    Series 2000D, 5.500%, 1/01/35 - FGIC Insured
         1,450   Chicago, Illinois, Third Lien General Airport Revenue Bonds,     1/16 at 100.00             AA-          1,464,515
                    O'Hare International Airport, Series 2005A, 5.250%,
                    1/01/24 - MBIA Insured
        23,110   Illinois Development Finance Authority, Local Government           No Opt. Call             Aa3         17,393,044
                    Program Revenue Bonds, Kane, Cook and DuPage Counties
                    School District U46 - Elgin, Series 2002, 0.000%,
                    1/01/17 - FSA Insured
         2,500   Illinois Municipal Electric Agency, Power Supply System          2/17 at 100.00             AA-          2,415,525
                    Revenue Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC
                    Insured
         5,010   Metropolitan Pier and Exposition Authority, Illinois,              No Opt. Call             AA-          2,673,486
                    Revenue Refunding Bonds, McCormick Place Expansion
                    Project, Series 1996A, 0.000%, 12/15/21 - MBIA Insured
         3,225   Regional Transportation Authority, Cook, DuPage, Kane, Lake,       No Opt. Call             Aa2          3,247,511
                    McHenry and Will Counties, Illinois, General Obligation
                    Bonds, Series 1992A, 9.000%, 6/01/09 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        57,495   Total Illinois                                                                                          50,484,401
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 3.9% (2.5% OF TOTAL INVESTMENTS)
         2,130   Indiana Municipal Power Agency, Power Supply Revenue Bonds,      1/17 at 100.00             AA-          1,990,464
                    Series 2007A, 5.000%, 1/01/42 - MBIA Insured
                 Indiana University, Parking Facility Revenue Bonds, Series
                 2004:
         1,015      5.250%, 11/15/19 - AMBAC Insured                             11/14 at 100.00             Aa1          1,105,731
         1,060      5.250%, 11/15/20 - AMBAC Insured                             11/14 at 100.00             Aa1          1,148,468
         1,100      5.250%, 11/15/21 - AMBAC Insured                             11/14 at 100.00             Aa1          1,177,935
         9,255   Indianapolis Local Public Improvement Bond Bank, Indiana,          No Opt. Call              AA          4,091,080
                    Series 1999E, 0.000%, 2/01/25 - AMBAC Insured
         1,000   Metropolitan School District Steuben County K-5 Building         7/14 at 102.00             AAA          1,078,240
                    Corporation, Indiana, First Mortgage Bonds, Series 2003,
                    5.250%, 1/15/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        15,560   Total Indiana                                                                                           10,591,918
------------------------------------------------------------------------------------------------------------------------------------

42 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 IOWA - 1.2% (0.8% OF TOTAL INVESTMENTS)
$        3,345   Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley       6/13 at 100.00             N/R   $      3,191,063
                    Medical Center, Series 2003, 5.000%, 6/15/17 - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 0.4% (0.2% OF TOTAL INVESTMENTS)
           985   Neosho County Unified School District 413, Kansas, General       9/14 at 100.00             Aa3          1,012,777
                    Obligation Bonds, Series 2006, 5.000%, 9/01/31 - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
                 LOUISIANA - 2.9% (1.8% OF TOTAL INVESTMENTS)
           885   Louisiana Public Facilities Authority, Revenue Bonds, Baton      7/14 at 100.00             AA-            901,762
                    Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                    MBIA Insured
         7,160   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,        5/16 at 100.00             AAA          6,894,292
                    4.750%, 5/01/39 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
         8,045   Total Louisiana                                                                                          7,796,054
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 2.1% (1.3% OF TOTAL INVESTMENTS)
         1,200   Maryland Economic Development Corporation, Student Housing       6/16 at 100.00            Baa2            883,428
                    Revenue Refunding Bonds, University of Maryland College
                    Park Projects, Series 2006, 5.000%, 6/01/28 - CIFG Insured
         5,000   Maryland Transportation Authority, Airport Parking Revenue       3/12 at 101.00               A          4,759,500
                    Bonds, Baltimore-Washington International Airport
                    Passenger Facility, Series 2002B, 5.125%, 3/01/21 - AMBAC
                    Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         6,200   Total Maryland                                                                                           5,642,928
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 2.3% (1.5% OF TOTAL INVESTMENTS)
         4,400   Massachusetts School Building Authority, Dedicated Sales Tax     8/15 at 100.00             AAA          4,632,584
                    Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA
                    Insured (UB)
         1,725   Massachusetts Water Resources Authority, General Revenue         2/17 at 100.00             AAA          1,530,110
                    Bonds, 4.500%, 8/01/46 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
         6,125   Total Massachusetts                                                                                      6,162,694
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 3.7% (2.3% OF TOTAL INVESTMENTS)
         6,500   Michigan Higher Education Student Loan Authority, Revenue          No Opt. Call              AA          6,262,750
                    Bonds, Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured
                    (Alternative Minimum Tax)
         3,810   Michigan Housing Development Authority, GNMA Collateralized      8/12 at 102.00             Aaa          3,718,255
                    Limited Obligation Multifamily Housing Revenue Bonds,
                    Cranbrook Apartments, Series 2001A, 5.500%, 2/20/43
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        10,310   Total Michigan                                                                                           9,981,005
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 1.9% (1.2% OF TOTAL INVESTMENTS)
         4,860   Minneapolis-St. Paul Metropolitan Airports Commission,           1/11 at 100.00             AA-          4,939,121
                    Minnesota, Airport Revenue Bonds, Series 2001B, 5.750%,
                    1/01/15 - FGIC Insured (Alternative Minimum Tax)
           145   Minnesota Housing Finance Agency, Rental Housing Bonds,          8/09 at 100.00             Aa1            145,539
                    Series 1995D, 5.950%, 2/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         5,005   Total Minnesota                                                                                          5,084,660
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 0.8% (0.5% OF TOTAL INVESTMENTS)
         2,000   Missouri Western State College, Auxiliary System Revenue        10/13 at 100.00             AA-          2,063,860
                    Bonds, Series 2003, 5.000%, 10/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 4.7% (3.0% OF TOTAL INVESTMENTS)
         2,100   Clark County, Nevada, General Obligation Bank Bonds,            12/12 at 100.00             AA+          2,077,215
                    Southern Nevada Water Authority Loan, Series 2002,
                    5.000%, 6/01/32 - MBIA Insured
           900   Clark County, Nevada, General Obligation Bank Bonds,            12/12 at 100.00         Aa1 (4)          1,016,469
                    Southern Nevada Water Authority Loan, Series 2002,
                    5.000%, 6/01/32 (Pre-refunded 12/01/12) - MBIA Insured

                                                           Nuveen Investments 43

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEVADA (continued)
                 Director of Nevada State Department of Business and
                 Industry, Revenue Bonds, Las Vegas Monorail Project, First
                 Tier, Series 2000:
$          160      0.000%, 1/01/28 - AMBAC Insured                                 No Opt. Call               A   $          8,114
         2,000      5.375%, 1/01/40 - AMBAC Insured                               1/10 at 100.00               A            601,680
         7,990   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,      6/12 at 100.00           A (4)          8,940,331
                    Reno Transportation Rail Access Corridor Project, Series
                    2002, 5.250%, 6/01/41 (Pre-refunded 6/01/12) - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        13,150   Total Nevada                                                                                            12,643,809
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 0.9% (0.6% OF TOTAL INVESTMENTS)
                 New Jersey Economic Development Authority, Revenue Bonds,
                 Motor Vehicle Surcharge, Series 2004A:
         1,200      5.000%, 7/01/22 - MBIA Insured                                7/14 at 100.00             AA-          1,222,056
         1,200      5.000%, 7/01/23 - MBIA Insured                                7/14 at 100.00             AA-          1,221,228
------------------------------------------------------------------------------------------------------------------------------------
         2,400   Total New Jersey                                                                                         2,443,284
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 7.1% (4.5% OF TOTAL INVESTMENTS)
         1,000   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          1,014,040
                    Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                    5.000%, 8/01/23 - FGIC Insured
         2,185   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00             AA-          1,667,002
                    Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured
         5,000   Long Island Power Authority, New York, Electric System           6/16 at 100.00             AA-          5,071,250
                    General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 -
                    FGIC Insured
        10,000   Metropolitan Transportation Authority, New York,                11/12 at 100.00             AAA         11,403,900
                    Transportation Revenue Refunding Bonds, Series 2002F,
                    5.250%, 11/15/27 (Pre-refunded 11/15/12) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        18,185   Total New York                                                                                          19,156,192
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 2.1% (1.3% OF TOTAL INVESTMENTS)
         3,100   North Carolina Medical Care Commission, FHA-Insured Mortgage    10/13 at 100.00             AAA          2,584,160
                    Revenue Bonds, Betsy Johnson Regional Hospital Project,
                    Series 2003, 5.125%, 10/01/32 - FSA Insured
         3,050   Raleigh Durham Airport Authority, North Carolina, Airport        5/15 at 100.00             Aa3          3,094,195
                    Revenue Bonds, Series 2005A, 5.000%, 5/01/22 - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,150   Total North Carolina                                                                                     5,678,355
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 1.5% (0.9% OF TOTAL INVESTMENTS)
         4,605   Hamilton County, Ohio, Sales Tax Revenue Bonds, 4.250%,         12/16 at 100.00              A2          3,921,848
                    12/01/32 - AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 1.6% (1.0% OF TOTAL INVESTMENTS)
         3,500   Oklahoma Capitol Improvement Authority, State Facilities         7/15 at 100.00              AA          3,617,915
                    Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC
                    Insured
           545   Oklahoma Housing Finance Agency, GNMA Collateralized Single        No Opt. Call             AAA            590,611
                    Family Mortgage Revenue Bonds, Series 1987A, 7.997%,
                    8/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         4,045   Total Oklahoma                                                                                           4,208,526
------------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 3.9% (2.5% OF TOTAL INVESTMENTS)
                 Oregon Health Sciences University, Revenue Bonds, Series
                 2002A:
         5,000      5.000%, 7/01/26 - MBIA Insured                                1/13 at 100.00             AA-          4,568,350
         7,000      5.000%, 7/01/32 - MBIA Insured                                1/13 at 100.00             AA-          6,004,460
------------------------------------------------------------------------------------------------------------------------------------
        12,000   Total Oregon                                                                                            10,572,810
------------------------------------------------------------------------------------------------------------------------------------

44 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 PENNSYLVANIA - 3.4% (2.1% OF TOTAL INVESTMENTS)
$        1,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage     12/15 at 100.00             AA-   $      1,526,025
                    Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA
                    Insured
         4,000   Commonwealth Financing Authority, Pennsylvania, State            6/16 at 100.00             AAA          4,142,160
                    Appropriation Lease Bonds, Series 2006A, 5.000%,
                    6/01/26 - FSA Insured (UB)
         2,680   Pennsylvania Public School Building Authority, Lease Revenue    12/16 at 100.00             AAA          2,399,565
                    Bonds, School District of Philadelphia, Series 2006B,
                    4.500%, 6/01/32 - FSA Insured (UB)
         1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        6/16 at 100.00             Aa3          1,070,654
                    Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         9,230   Total Pennsylvania                                                                                       9,138,404
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 2.2% (1.4% OF TOTAL INVESTMENTS)
         2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/15 at 100.00             AA-          2,378,150
                    Series 2005RR, 5.000%, 7/01/22 - FGIC Insured
         1,000   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,        No Opt. Call            BBB-            957,210
                    8/01/21 - CIFG Insured
         5,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             No Opt. Call             AA-            530,050
                    Revenue Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC
                    Insured
         2,000   Puerto Rico, Highway Revenue Bonds, Highway and                    No Opt. Call             AA-          1,982,340
                    Transportation Authority, Series 2003AA, 5.500%,
                    7/01/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        10,500   Total Puerto Rico                                                                                        5,847,750
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 3.9% (2.4% OF TOTAL INVESTMENTS)
         3,000   Blount County Public Building Authority, Tennessee, Local        6/15 at 100.00             Aa3          3,058,170
                    Government Improvement Loans, Oak Ridge General
                    Obligation, 2005 Series B9A, Variable Rate Demand
                    Obligations, 5.000%, 6/01/24 - AMBAC Insured
         2,055   Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,     10/14 at 100.00             AAA          2,152,243
                    Series 2004, 5.000%, 10/01/22 - FSA Insured
         5,000   Metropolitan Government of Nashville-Davidson County Health     11/09 at 101.00             AAA          5,200,800
                    and Educational Facilities Board, Tennessee, Revenue
                    Bonds, Ascension Health Credit Group, Series 1999A,
                    6.000%, 11/15/30 (Pre-refunded 11/15/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        10,055   Total Tennessee                                                                                         10,411,213
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 10.9% (6.8% OF TOTAL INVESTMENTS)
        12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue    11/09 at 100.00             AA-         11,738,625
                    Refunding and Improvement Bonds, Series 2001A, 5.500%,
                    11/01/35 - FGIC Insured (Alternative Minimum Tax)
                 North Harris County Regional Water Authority, Texas, Senior
                 Water Revenue Bonds, Series 2003:
         4,565      5.250%, 12/15/20 - FGIC Insured                              12/13 at 100.00             AA-          4,753,443
         4,800      5.250%, 12/15/21 - FGIC Insured                              12/13 at 100.00             AA-          4,969,632
         7,600   San Antonio, Texas, Airport System Improvement Revenue           7/11 at 101.00             AA-          7,666,500
                    Bonds, Series 2001, 5.375%, 7/01/16 - FGIC Insured
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        29,465   Total Texas                                                                                             29,128,200
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 17.6% (11.0% OF TOTAL INVESTMENTS)
         5,000   Chelan County Public Utility District 1, Washington, Hydro       7/11 at 101.00              AA          4,653,600
                    Consolidated System Revenue Bonds, 2001B, 5.600%,
                    1/01/36 - MBIA Insured (Alternative Minimum Tax) (UB)
                 King County School District 405, Bellevue, Washington,
                 General Obligation Bonds, Series 2002:
        10,060      5.000%, 12/01/19 - FGIC Insured                              12/12 at 100.00             AA+         10,640,663
        12,785      5.000%, 12/01/20 - FGIC Insured                              12/12 at 100.00             AA+         13,522,950

                                                           Nuveen Investments 45

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WASHINGTON (continued)
                 Pierce County School District 343, Dieringer, Washington,
                 General Obligation Refunding Bonds, Series 2003:
$        2,755      5.250%, 12/01/18 - FGIC Insured                               6/13 at 100.00             Aa1   $      2,994,850
         2,990      5.250%, 12/01/19 - FGIC Insured                               6/13 at 100.00             Aa1          3,202,589
         4,715   Port of Seattle, Washington, Revenue Bonds, Series 2001B,       10/11 at 100.00             AA-          4,797,041
                    5.625%, 4/01/17 - FGIC Insured (Alternative Minimum Tax)
                    (UB)
           895   Port of Seattle, Washington, Special Facility Revenue Bonds,     3/10 at 101.00             AAA            893,872
                    Terminal 18, Series 1999C, 6.000%, 9/01/29 - MBIA Insured
                    (Alternative Minimum Tax)
         1,265   Tacoma, Washington, General Obligation Bonds, Series 2002,      12/12 at 100.00              AA          1,338,016
                    5.000%, 12/01/18 - FGIC Insured
         5,000   Washington, General Obligation Bonds, Series 2001C, 5.250%,      1/11 at 100.00             AAA          5,081,900
                    1/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        45,465   Total Washington                                                                                        47,125,481
------------------------------------------------------------------------------------------------------------------------------------
$      481,320   Total Investments (cost $425,753,522) - 159.2%                                                         427,187,541
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (9.3)%                                                                     (24,925,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.0%                                                                     5,417,429
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value - (51.9)% (5)                                     (139,300,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    268,379,970

      Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.6%

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

46 Nuveen Investments

NPX | Nuveen Insured Premium Income Municipal Fund 2
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 3.3% (2.1% OF TOTAL INVESTMENTS)
$        3,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,         6/15 at 100.00              A2   $      3,289,500
                    Series 2005A, 5.000%, 6/01/24 - MBIA Insured
                 Jefferson County, Alabama, General Obligation Warrants,
                 Series 2004A:
         1,395      5.000%, 4/01/22 - MBIA Insured                                4/14 at 100.00             AA-            868,876
         1,040      5.000%, 4/01/23 - MBIA Insured                                4/14 at 100.00             AA-            637,322
        11,135   Limestone County Water and Sewer Authority, Alabama, Water       3/17 at 100.00             N/R          7,925,002
                    Revenue Bonds, Series 2007, 4.500%, 12/01/37 - SYNCORA GTY
                    Insured
         2,590   Montgomery Water and Sewerage Board, Alabama, Water and          3/15 at 100.00             AAA          2,679,588
                    Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        19,910   Total Alabama                                                                                           15,400,288
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 2.7% (1.7% OF TOTAL INVESTMENTS)
        12,365   Phoenix Civic Improvement Corporation, Arizona, Junior Lien      7/15 at 100.00             AAA         12,358,323
                    Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 -
                    MBIA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 2.7% (1.7% OF TOTAL INVESTMENTS)
         5,745   Arkansas Development Finance Authority, State Facility           6/14 at 100.00             AAA          5,941,364
                    Revenue Bonds, Donaghey Plaza Project, Series 2004,
                    5.250%, 6/01/25 - FSA Insured
                 University of Arkansas, Fayetteville, Revenue Bonds, Medical
                 Sciences Campus, Series 2004B:
         2,000      5.000%, 11/01/27 - MBIA Insured                              11/14 at 100.00             Aa3          2,038,500
         2,000      5.000%, 11/01/28 - MBIA Insured                              11/14 at 100.00             Aa3          2,028,800
         2,480   University of Arkansas, Monticello Campus, Revenue Bonds,       12/13 at 100.00             Aa3          2,492,003
                    Series 2005, 5.000%, 12/01/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        12,225   Total Arkansas                                                                                          12,500,667
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 23.0% (14.4% OF TOTAL INVESTMENTS)
        22,880   Alameda Corridor Transportation Authority, California, Senior      No Opt. Call             AA-          5,355,064
                    Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 - MBIA
                    Insured
            20   California Department of Water Resources, Water System          12/14 at 100.00             AAA             23,186
                    Revenue Bonds, Central Valley Project, Series 2005AC,
                    5.000%, 12/01/24 (Pre-refunded 12/01/14) - MBIA Insured
         1,980   California Department of Water Resources, Water System          12/14 at 100.00             AAA          2,074,347
                    Revenue Bonds, Central Valley Project, Series 2005AC,
                    5.000%, 12/01/24 - MBIA Insured
         1,800   California Educational Facilities Authority, Revenue Bonds,     10/15 at 100.00             Aa3          1,750,464
                    Occidental College, Series 2005A, 5.000%, 10/01/33 - MBIA
                    Insured
        31,200   Foothill/Eastern Transportation Corridor Agency, California,      1/10 at 24.23             AA-          2,889,744
                    Toll Road Revenue Refunding Bonds, Series 1999, 0.000%,
                    1/15/34 - MBIA Insured
         1,735   Fullerton Public Financing Authority, California, Tax            9/15 at 100.00               A          1,510,370
                    Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 -
                    AMBAC Insured
         7,000   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00              A-          5,795,090
                    Tobacco Settlement Asset-Backed Revenue Bonds, Series
                    2005A, 5.000%, 6/01/35 - FGIC Insured
         1,870   Kern Community College District, California, General               No Opt. Call             AAA            889,447
                    Obligation Bonds, Series 2006, 0.000%, 11/01/23 - FSA
                    Insured

                                                           Nuveen Investments 47

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$        6,520   Los Angeles Unified School District, California, General         7/15 at 100.00             AA-   $      6,750,352
                    Obligation Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC
                    Insured
         4,000   Los Angeles Unified School District, California, General         7/16 at 100.00             AA-          4,064,760
                    Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC
                    Insured
        15,000   Orange County Sanitation District, California, Certificates      8/13 at 100.00             AAA         17,296,648
                    of Participation, Series 2003, 5.250%, 2/01/30
                    (Pre-refunded 8/01/13) - FGIC Insured
         1,750   Orange County Water District, California, Revenue                8/13 at 100.00             AAA          1,800,295
                    Certificates of Participation, Series 2003B, 5.000%,
                    8/15/34 - MBIA Insured (ETM)
         8,250   Orange County Water District, California, Revenue                8/13 at 100.00             AAA          8,098,365
                    Certificates of Participation, Series 2003B, 5.000%,
                    8/15/34 - MBIA Insured
         1,435   Pasadena Area Community College District, Los Angeles County,    6/13 at 100.00         AA- (4)          1,633,991
                    California, General Obligation Bonds, Series 2003A,
                    5.000%, 6/01/22 (Pre-refunded 6/01/13) - FGIC Insured
        12,265   Sacramento City Financing Authority, California, Capital        12/09 at 102.00           A (4)         12,897,381
                    Improvement Revenue Bonds, Solid Waste and Redevelopment
                    Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded
                    12/01/09) - AMBAC Insured
           735   Sacramento City Financing Authority, California, Capital        12/09 at 102.00               A            754,919
                    Improvement Revenue Bonds, Solid Waste and Redevelopment
                    Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured
                 San Diego County, California, Certificates of Participation,
                 Edgemoor Facility Project and Regional System, Series 2005:
         1,675      5.000%, 2/01/24 - AMBAC Insured                               2/15 at 100.00             AA+          1,686,524
           720      5.000%, 2/01/25 - AMBAC Insured                               2/15 at 100.00             AA+            720,302
                 San Joaquin Hills Transportation Corridor Agency, Orange
                 County, California, Toll Road Revenue Refunding Bonds, Series
                 1997A:
         3,825      0.000%, 1/15/32 - MBIA Insured                                  No Opt. Call             AA-            640,152
        26,900      0.000%, 1/15/34 - MBIA Insured                                  No Opt. Call             AA-          3,824,373
         2,000   San Jose Redevelopment Agency, California, Tax Allocation        8/14 at 100.00             AA-          2,012,680
                    Bonds, Merged Area Redevelopment Project, Series 2004A,
                    5.250%, 8/01/19 - MBIA Insured
         7,845   San Jose Redevelopment Agency, California, Tax Allocation        8/17 at 100.00             AA-          5,759,485
                    Bonds, Merged Area Redevelopment Project, Series 2006C,
                    4.250%, 8/01/30 - MBIA Insured
         5,000   Torrance, California, Certificates of Participation, Series        No Opt. Call             AA-          5,044,450
                    2005B, 5.000%, 6/01/24 - AMBAC Insured
        12,500   University of California, Revenue Bonds, Multi-Purpose           5/13 at 100.00              AA         12,293,875
                    Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
                    (UB)
------------------------------------------------------------------------------------------------------------------------------------
       178,905   Total California                                                                                       105,566,264
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 10.6% (6.7% OF TOTAL INVESTMENTS)
         1,940   Colorado Educational and Cultural Facilities Authority,          6/13 at 100.00               A          1,772,830
                    Charter School Revenue Bonds, Adams School District 12 -
                    Pinnacle School, Series 2003, 5.250%, 6/01/23 - SYNCORA
                    GTY Insured
         3,405   Colorado Educational and Cultural Facilities Authority,         12/13 at 100.00               A          3,103,589
                    Revenue Bonds, Classical Academy Charter School, Series
                    2003, 5.250%, 12/01/23 - SYNCORA GTY Insured
         3,500   Colorado Health Facilities Authority, Revenue Bonds, Poudre     12/09 at 101.00         Aa3 (4)          3,640,490
                    Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23
                    (Pre-refunded 12/01/09) - FSA Insured
        17,145   Denver Convention Center Hotel Authority, Colorado, Senior      12/13 at 100.00         N/R (4)         19,144,619
                    Revenue Bonds, Convention Center Hotel, Series 2003A,
                    5.000%, 12/01/33 (Pre-refunded 12/01/13) - SYNCORA GTY
                    Insured
         6,100   Denver School District 1, Colorado, General Obligation Bonds,   12/13 at 100.00             AAA          6,589,037
                    Series 2004, 5.000%, 12/01/18 - FSA Insured
        12,000   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-          2,077,800
                    Bonds, Series 2000B, 0.000%, 9/01/30 - MBIA Insured

48 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 COLORADO (continued)
$        1,325   El Paso County, Colorado, Certificates of Participation,        12/12 at 100.00             AA-   $      1,331,413
                    Detention Facility Project, Series 2002B, 5.000%,
                    12/01/27 - AMBAC Insured
                 Jefferson County School District R1, Colorado, General
                 Obligation Bonds, Series 2004:
         2,500      5.000%, 12/15/22 - FSA Insured (UB)                          12/14 at 100.00             AAA          2,609,350
         5,125      5.000%, 12/15/23 - FSA Insured (UB)                          12/14 at 100.00             AAA          5,312,678
         2,000      5.000%, 12/15/24 - FSA Insured (UB)                          12/14 at 100.00             AAA          2,059,140
         1,000   University of Colorado, Enterprise System Revenue Bonds,         6/15 at 100.00             AA-          1,012,510
                    Series 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        56,040   Total Colorado                                                                                          48,653,456
------------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 0.2% (0.1% OF TOTAL INVESTMENTS)
         1,065   Washington Convention Center Authority, District of Columbia,   10/16 at 100.00             AAA            888,913
                    Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                    Residuals 1606, 10.676%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 0.9% (0.6% OF TOTAL INVESTMENTS)
         4,000   Florida State Board of Education, Full Faith and Credit          6/13 at 101.00             AAA          4,224,680
                    Public Education Capital Outlay Bonds, Series 2003J,
                    5.000%, 6/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 4.0% (2.5% OF TOTAL INVESTMENTS)
         4,000   Cobb County Development Authority, Georgia, Parking Revenue      7/14 at 100.00              A1          4,067,520
                    Bonds, Kennesaw State University, Series 2004, 5.000%,
                    7/15/24 - MBIA Insured
         1,675   Columbus, Georgia, Water and Sewerage Revenue Bonds, Series      5/14 at 100.00             AA-          1,748,717
                    2005, 5.000%, 5/01/23 - MBIA Insured
                 Municipal Electric Authority of Georgia, Combustion Turbine
                 Revenue Bonds, Series 2003A:
         1,775      5.000%, 11/01/21 - MBIA Insured                              11/13 at 100.00             AA-          1,813,926
         2,580      5.000%, 11/01/22 - MBIA Insured                              11/13 at 100.00             AA-          2,622,802
         4,500   South Fulton Municipal Regional Water and Sewerage Authority,    1/13 at 100.00        Baa1 (4)          5,064,480
                    Georgia, Water and Sewerage Revenue Bonds, Series 2003,
                    5.000%, 1/01/33 (Pre-refunded 1/01/13) - MBIA Insured
         3,000   Valdosta and Lowndes County Hospital Authority, Georgia,        10/12 at 101.00              A+          2,922,990
                    Revenue Certificates, South Georgia Medical Center, Series
                    2002, 5.200%, 10/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        17,530   Total Georgia                                                                                           18,240,435
------------------------------------------------------------------------------------------------------------------------------------

                 HAWAII - 8.1% (5.1% OF TOTAL INVESTMENTS)
         2,375   Hawaii County, Hawaii, General Obligation Bonds, Series          7/13 at 100.00             AAA          2,538,186
                    2003A, 5.000%, 7/15/19 - FSA Insured
        20,000   Hawaii Department of Budget and Finance, Special Purpose         7/10 at 101.00               A         18,801,598
                    Revenue Refunding Bonds, Hawaiian Electric Company Inc.,
                    Series 2000, 5.700%, 7/01/20 - AMBAC Insured (Alternative
                    Minimum Tax)
                 Hawaii Department of Transportation, Airport System Revenue
                 Refunding Bonds, Series 2000B:
         6,105      6.100%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)      7/10 at 101.00             AA-          6,195,598
         9,500      6.625%, 7/01/17 - FGIC Insured (Alternative Minimum Tax)      7/10 at 101.00             AA-          9,715,650
------------------------------------------------------------------------------------------------------------------------------------
        37,980   Total Hawaii                                                                                            37,251,032
------------------------------------------------------------------------------------------------------------------------------------

                 IDAHO - 0.1% (0.0% OF TOTAL INVESTMENTS)
           290   Idaho Housing and Finance Association, Single Family Mortgage    7/09 at 100.75             Aaa            294,736
                    Bonds, Series 1998E, 5.450%, 7/01/18 - AMBAC Insured
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 49

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS - 3.4% (2.1% OF TOTAL INVESTMENTS)
$        1,015   Chicago Park District, Illinois, Limited Tax General             7/11 at 100.00              AA   $      1,063,284
                    Obligation Park Bonds, Series 2001C, 5.500%, 1/01/18 -
                    FGIC Insured
                 Illinois Health Facilities Authority, Revenue Bonds,
                 Lutheran General Health System, Series 1993A:
         1,890      6.125%, 4/01/12 - FSA Insured (ETM)                             No Opt. Call             AAA          2,040,671
         5,000      6.250%, 4/01/18 - FSA Insured (ETM)                             No Opt. Call             AAA          6,121,100
         1,950   Illinois Health Facilities Authority, Revenue Refunding            No Opt. Call         AA- (4)          2,386,839
                    Bonds, SSM Healthcare System, Series 1992AA, 6.550%,
                    6/01/14 - MBIA Insured (ETM)
         4,000   Illinois Municipal Electric Agency, Power Supply System          2/17 at 100.00             AA-          3,864,840
                    Revenue Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC
                    Insured
           140   Peoria, Moline and Freeport, Illinois, GNMA Collateralized      10/09 at 101.00             AA+            142,397
                    Single Family Mortgage Revenue Bonds, Series 1995A,
                    7.600%, 4/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        13,995   Total Illinois                                                                                          15,619,131
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 1.7% (1.1% OF TOTAL INVESTMENTS)
                 Hamilton County Public Building Corporation, Indiana, First
                 Mortgage Bonds, Series 2004:
         2,105      5.000%, 8/01/23 - FSA Insured                                 8/14 at 100.00             AAA          2,199,957
         2,215      5.000%, 8/01/24 - FSA Insured                                 8/14 at 100.00             AAA          2,298,461
         3,730   Indiana Municipal Power Agency, Power Supply Revenue Bonds,      1/17 at 100.00             AA-          3,485,648
                    Series 2007A, 5.000%, 1/01/42 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,050   Total Indiana                                                                                            7,984,066
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,250   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,        9/14 at 101.00             AAA          1,304,863
                    5.000%, 9/01/27 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 1.2% (0.7% OF TOTAL INVESTMENTS)
         6,010   Kentucky Economic Development Finance Authority, Health            No Opt. Call             AA-          1,634,119
                    System Revenue Bonds, Norton Healthcare Inc., Series
                    2000B, 0.000%, 10/01/28 - MBIA Insured
         3,575   Kentucky Turnpike Authority, Economic Development Road           7/15 at 100.00             AA+          3,688,614
                    Revenue Bonds, Revitalization Project, Series 2005B,
                    5.000%, 7/01/25 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         9,585   Total Kentucky                                                                                           5,322,733
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 5.2% (3.3% OF TOTAL INVESTMENTS)
         3,940   Louisiana Public Facilities Authority, Revenue Bonds, Baton      7/14 at 100.00             AA-          4,014,624
                    Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                    MBIA Insured
                 Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                 Series 2005A:
         1,200      5.000%, 5/01/25 - FGIC Insured                                5/15 at 100.00              AA          1,233,612
         2,210      5.000%, 5/01/26 - FGIC Insured                                5/15 at 100.00              AA          2,259,394
         2,500      5.000%, 5/01/27 - FGIC Insured                                5/15 at 100.00              AA          2,541,450
                 Louisiana State, Gasoline Tax Revenue Bonds, Series 2006:
         1,320      4.750%, 5/01/39 - FGIC Insured (UB)                           5/16 at 100.00             AAA          1,271,015
        14,265      4.500%, 5/01/41 - FSA Insured (UB)                            5/16 at 100.00              AA         12,763,467
------------------------------------------------------------------------------------------------------------------------------------
        25,435   Total Louisiana                                                                                         24,083,562
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 0.8% (0.5% OF TOTAL INVESTMENTS)
         1,865   Baltimore, Maryland, Senior Lien Convention Center Hotel         9/16 at 100.00            Baa3          1,226,928
                    Revenue Bonds, Series 2006A, 5.250%, 9/01/26 - SYNCORA
                    GTY Insured
         2,580   Maryland Health and Higher Educational Facilities Authority,     7/16 at 100.00             AA-          2,240,008
                    Revenue Bonds, Western Maryland Health, Series 2006A,
                    4.750%, 7/01/36 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,445   Total Maryland                                                                                           3,466,936
------------------------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS - 2.1% (1.3% OF TOTAL INVESTMENTS)
$        3,000   Massachusetts Development Finance Authority, Revenue Bonds,        No Opt. Call               A    $     3,028,530
                    WGBH Educational Foundation, Series 2002A, 5.750%,
                    1/01/42 - AMBAC Insured
           290   Massachusetts Port Authority, Special Facilities Revenue         1/11 at 101.00               A            154,509
                    Bonds, Delta Air Lines Inc., Series 2001A, 5.000%,
                    1/01/27 - AMBAC Insured (Alternative Minimum Tax)
                 Massachusetts, Special Obligation Dedicated Tax Revenue
                 Bonds, Series 2004:
         3,650      5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured         1/14 at 100.00           A (4)          4,128,333
         2,000      5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured         1/14 at 100.00           A (4)          2,262,100
------------------------------------------------------------------------------------------------------------------------------------
         8,940   Total Massachusetts                                                                                      9,573,472
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 0.7% (0.4% OF TOTAL INVESTMENTS)
         3,170   Michigan Housing Development Authority, Rental Housing          10/09 at 100.00              AA          3,172,409
                    Revenue Bonds, Series 1997A, 6.000%, 4/01/16 - AMBAC
                    Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)
           885   Minnesota Housing Finance Agency, Rental Housing Bonds,          8/09 at 100.00             Aa1            888,292
                    Series 1995D, 5.950%, 2/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 0.5% (0.3% OF TOTAL INVESTMENTS)
         1,000   Jackson County Reorganized School District R-7, Lees Summit,     3/16 at 100.00             Aa2          1,054,360
                    Missouri, General Obligation Bonds, Series 2006, 5.250%,
                    3/01/25 - MBIA Insured
           450   Missouri Housing Development Commission, Multifamily Housing     6/09 at 100.00             AAA            450,531
                    Revenue Bonds, Brookstone Village Apartments, Series
                    1996A, 6.000%, 12/01/16 - FSA Insured (Alternative Minimum
                    Tax)
           750   Missouri Western State College, Auxiliary System Revenue        10/13 at 100.00             AA-            727,343
                    Bonds, Series 2003, 5.000%, 10/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         2,200   Total Missouri                                                                                           2,232,234
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 3.2% (2.0% OF TOTAL INVESTMENTS)
         1,000   Nebraska Public Power District, General Revenue Bonds, Series    1/15 at 100.00             AAA          1,017,700
                    2005A, 5.000%, 1/01/25 - FSA Insured
        12,520   Nebraska Public Power District, Power Supply System Revenue      1/16 at 100.00             AA-         12,391,420
                    Bonds, Series 2006A, 5.000%, 1/01/41 - FGIC Insured
           865   Omaha Public Power District, Nebraska, Separate Electric         2/17 at 100.00             AAA          1,242,296
                    System Revenue Bonds, Nebraska City 2, Series 2006A, Trust
                    11673, 17.921%, 2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
        14,385   Total Nebraska                                                                                          14,651,416
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 2.0% (1.3% OF TOTAL INVESTMENTS)
         5,000   Clark County, Nevada, Industrial Development Revenue Bonds,      7/10 at 102.00            Baa3          4,021,250
                    Southwest Gas Corporation, Series 2000C, 5.950%,
                    12/01/38 - AMBAC Insured (Alternative Minimum Tax)
         3,280   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,    7/14 at 100.00             AA-          3,328,085
                    Series 2004A-2, 5.125%, 7/01/24 - FGIC Insured
                 Director of Nevada State Department of Business and Industry,
                 Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                 2000:
         5,055      0.000%, 1/01/27 - AMBAC Insured                                 No Opt. Call               A            320,234
         5,500      5.625%, 1/01/32 - AMBAC Insured                               1/10 at 102.00               A          1,654,785
------------------------------------------------------------------------------------------------------------------------------------
        18,835   Total Nevada                                                                                             9,324,354
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 51

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY - 4.9% (3.1% OF TOTAL INVESTMENTS)
                 Essex County Improvement Authority, New Jersey, Guaranteed
                 Revenue Bonds, Project Consolidation, Series 2004:
$        2,000      5.125%, 10/01/21 - MBIA Insured                              10/14 at 100.00              A1    $     2,075,020
         2,250      5.125%, 10/01/22 - MBIA Insured                              10/14 at 100.00              A1          2,319,818
         1,560   Mount Olive Township Board of Education, Morris County, New      1/15 at 100.00             Aa2          1,628,141
                    Jersey, General Obligation Bonds, Series 2004, 5.000%,
                    1/15/22 - MBIA Insured
                 New Jersey Economic Development Authority, Revenue Bonds,
                 Motor Vehicle Surcharge, Series 2004A:
         1,475      5.000%, 7/01/22 - MBIA Insured                                7/14 at 100.00             AA-          1,502,111
         1,475      5.000%, 7/01/23 - MBIA Insured                                7/14 at 100.00             AA-          1,501,093
         3,075   New Jersey Transit Corporation, Certificates of                    No Opt. Call             AAA          3,474,781
                    Participation Refunding, Series 2003, 5.500%, 10/01/15 -
                    FSA Insured
                 New Jersey Transportation Trust Fund Authority,
                 Transportation System Bonds, Series 2006C:
        25,000      0.000%, 12/15/35 - AMBAC Insured                                No Opt. Call             AA-          4,843,750
        10,000      0.000%, 12/15/36 - AMBAC Insured                                No Opt. Call             AA-          1,807,100
         3,315   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,      1/15 at 100.00             AAA          3,450,749
                    5.000%, 1/01/25 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        50,150   Total New Jersey                                                                                        22,602,563
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 1.0% (0.6% OF TOTAL INVESTMENTS)
                 New Mexico Finance Authority, Public Project Revolving Fund
                 Revenue Bonds, Series 2004C:
         1,415      5.000%, 6/01/22 - AMBAC Insured                               6/14 at 100.00             AA+          1,480,614
         1,050      5.000%, 6/01/24 - AMBAC Insured                               6/14 at 100.00             AA+          1,085,742
         2,000   New Mexico Finance Authority, Public Project Revolving Fund      6/15 at 100.00             Aa3          2,046,460
                    Revenue Bonds, Series 2005E, 5.000%, 6/15/25 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,465   Total New Mexico                                                                                         4,612,816
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 11.4% (7.1% OF TOTAL INVESTMENTS)
         1,120   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          1,135,725
                    Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                    5.000%, 8/01/23 - FGIC Insured
         1,000   Dormitory Authority of the State of New York, State Personal     3/15 at 100.00             AAA          1,038,370
                    Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                    AMBAC Insured
         4,055   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00             AA-          3,093,681
                    Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured
                 Long Island Power Authority, New York, Electric System
                 General Revenue Bonds, Series 2006A:
        10,675      5.000%, 12/01/23 - FGIC Insured                               6/16 at 100.00             AA-         10,975,822
         5,000      5.000%, 12/01/25 - FGIC Insured                               6/16 at 100.00             AA-          5,071,250
         2,700   Long Island Power Authority, New York, Electric System          11/16 at 100.00             AA-          2,226,960
                    Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA
                    Insured
         1,755   Nassau County, New York, General Obligation Improvement          3/10 at 100.00             AAA          1,824,375
                    Bonds, Series 2000E, 6.000%, 3/01/16 (Pre-refunded
                    3/01/10) - FSA Insured
         7,500   Nassau Health Care Corporation, New York, County Guaranteed      8/09 at 102.00             AAA          7,747,575
                    Revenue Bonds, Series 1999, 5.750%, 8/01/29 (Pre-refunded
                    8/01/09) - FSA Insured
         5,000   New York City, New York, General Obligation Bonds, Fiscal       11/14 at 100.00             AAA          5,171,100
                    Series 2004E, 5.000%, 11/01/21 - FSA Insured
         1,540   New York Convention Center Development Corporation, Hotel       11/15 at 100.00             AAA          1,577,422
                    Fee Revenue Bonds, Trust 2364, 14.755%, 11/15/44 - AMBAC
                    Insured (IF)

52 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK (continued)
$        8,495   New York State Housing Finance Agency, Mortgage Revenue          5/09 at 100.00             AAA    $     8,503,070
                    Refunding Bonds, Housing Project, Series 1996A, 6.125%,
                    11/01/20 - FSA Insured
         3,770   New York State Thruway Authority, General Revenue Bonds,         7/15 at 100.00             AAA          3,856,069
                    Series 2005G, 5.000%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        52,610   Total New York                                                                                          52,221,419
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 1.9% (1.2% OF TOTAL INVESTMENTS)
         1,250   Appalachian State University, North Carolina, Revenue Bonds,     7/15 at 100.00              A1          1,243,438
                    Series 2005, 5.000%, 7/15/30 - MBIA Insured
                 Mooresville, North Carolina, Enterprise System Revenue
                 Bonds, Series 2004:
         2,225      5.000%, 5/01/23 - FGIC Insured                                5/14 at 100.00             AA-          2,271,347
         2,335      5.000%, 5/01/24 - FGIC Insured                                5/14 at 100.00             AA-          2,373,177
         2,900   Raleigh Durham Airport Authority, North Carolina, Airport        5/15 at 100.00             Aa3          2,959,798
                    Revenue Bonds, Series 2005A, 5.000%, 5/01/21 - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,710   Total North Carolina                                                                                     8,847,760
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH DAKOTA - 4.1% (2.6% OF TOTAL INVESTMENTS)
        10,715   Fargo, North Dakota, Health System Revenue Bonds, MeritCare      6/10 at 101.00             AAA         10,918,692
                    Obligated Group, Series 2000A, 5.600%, 6/01/21 - FSA
                    Insured
         8,000   North Dakota, Student Loan Trust Revenue Bonds, Series          12/10 at 100.00             Aaa          7,784,560
                    2000B, 5.850%, 12/01/25 - AMBAC Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        18,715   Total North Dakota                                                                                      18,703,252
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 1.7% (1.0% OF TOTAL INVESTMENTS)
         8,100   Hamilton County, Ohio, Sales Tax Revenue Bonds, 4.250%,         12/16 at 100.00              A2          6,898,365
                    12/01/32 - AMBAC Insured (UB)
           700   Shaker Heights, Ohio, General Obligation Bonds, Series 2003,    12/13 at 100.00             AA+            721,161
                    5.250%, 12/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,800   Total Ohio                                                                                               7,619,526
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,500   Oklahoma Capitol Improvement Authority, State Facilities         7/15 at 100.00              AA          1,550,535
                    Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 3.5% (2.2% OF TOTAL INVESTMENTS)
         1,520   Portland Housing Authority, Oregon, Multifamily Housing          7/10 at 100.00            Baa1          1,524,773
                    Revenue Bonds, Lovejoy Station Apartments, Series 2000,
                    6.000%, 7/01/33 - MBIA Insured (Alternative Minimum Tax)
                 Portland, Oregon, Airport Way Urban Renewal and
                 Redevelopment Bonds, Series 2000A:
         4,405      5.700%, 6/15/17 (Pre-refunded 6/15/10) - AMBAC Insured        6/10 at 101.00         Aa3 (4)          4,702,161
         3,665      5.750%, 6/15/18 (Pre-refunded 6/15/10) - AMBAC Insured        6/10 at 101.00         Aa3 (4)          3,914,293
         4,265      5.750%, 6/15/19 (Pre-refunded 6/15/10) - AMBAC Insured        6/10 at 101.00         Aa3 (4)          4,555,105
         1,375      5.750%, 6/15/20 (Pre-refunded 6/15/10) - AMBAC Insured        6/10 at 101.00         Aa3 (4)          1,468,528
------------------------------------------------------------------------------------------------------------------------------------
        15,230   Total Oregon                                                                                            16,164,860
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 13.4% (8.4% OF TOTAL INVESTMENTS)
        12,620   Allegheny County Hospital Development Authority,                11/10 at 102.00             AAA         13,948,505
                    Pennsylvania, Insured Revenue Bonds, West Penn Allegheny
                    Health System, Series 2000A, 6.500%, 11/15/30
                    (Pre-refunded 11/15/10) - MBIA Insured
         2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage     12/15 at 100.00             AA-          2,034,700
                    Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA
                    Insured

                                                           Nuveen Investments 53

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 PENNSYLVANIA (continued)
$        9,485   Berks County Municipal Authority, Pennsylvania, Hospital        11/09 at 102.00             AAA    $     9,913,722
                    Revenue Bonds, Reading Hospital and Medical Center,
                    Series 1999, 6.000%, 11/01/19 (Pre-refunded 11/01/09) -
                    FSA Insured
         4,235   Delaware County Authority, Pennsylvania, Revenue Bonds,          8/16 at 100.00               A          4,330,288
                    Villanova University, Series 2006, 5.000%, 8/01/24 -
                    AMBAC Insured
         5,780   Pennsylvania Higher Educational Facilities Authority,            5/15 at 100.00             AA-          5,737,979
                    Revenue Bonds, Drexel University, Series 2005A, 5.000%,
                    5/01/28 - MBIA Insured
         4,585   Pennsylvania Public School Building Authority, Lease Revenue    12/16 at 100.00             AAA          4,105,226
                    Bonds, School District of Philadelphia, Series 2006B,
                    4.500%, 6/01/32 - FSA Insured (UB)
         1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        6/16 at 100.00             Aa3          1,070,654
                    Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
                 Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
                 Ordinance, Series 2004A-1:
         5,235      5.000%, 9/01/24 - FSA Insured (UB)                            9/14 at 100.00             AAA          5,357,656
         3,000      5.000%, 9/01/25 - FSA Insured (UB)                            9/14 at 100.00             AAA          3,050,370
         2,360   Philadelphia, Pennsylvania, Water and Wastewater Revenue         7/09 at 101.00             AAA          2,428,015
                    Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)
         3,785   Reading School District, Berks County, Pennsylvania, General     1/16 at 100.00             AAA          3,908,807
                    Obligation Bonds, Series 2005, 5.000%, 1/15/25 - FSA
                    Insured (UB)
         1,455   Solebury Township, Pennsylvania, General Obligation Bonds,       6/15 at 100.00             Aa3          1,506,100
                    Series 2005, 5.000%, 12/15/25 - AMBAC Insured
         3,650   State Public School Building Authority, Pennsylvania, Lease      6/13 at 100.00             AAA          4,140,779
                    Revenue Bonds, Philadelphia School District, Series 2003,
                    5.000%, 6/01/29 (Pre-refunded 6/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        59,240   Total Pennsylvania                                                                                      61,532,801
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)
         2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/15 at 100.00             AA-          2,378,150
                    Series 2005RR, 5.000%, 7/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 0.4% (0.3% OF TOTAL INVESTMENTS)
         1,955   Greenville County School District, South Carolina,              12/16 at 100.00             AAA          1,989,486
                    Installment Purchase Revenue Bonds, Series 2006, 5.000%,
                    12/01/28 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 17.7% (11.2% OF TOTAL INVESTMENTS)
                 Brazos River Authority, Texas, Revenue Refunding Bonds,
                 Houston Industries Inc., Series 1998C:
        10,000      5.125%, 5/01/19 - AMBAC Insured                               5/09 at 101.00               A          9,569,100
         9,000      5.125%, 11/01/20 - AMBAC Insured                              5/09 at 102.00               A          7,518,600
                 Corpus Christi, Texas, Utility System Revenue Bonds, Series
                 2004:
         3,475      5.000%, 7/15/22 - FSA Insured (UB)                            7/14 at 100.00             AAA          3,629,742
         3,645      5.000%, 7/15/23 - FSA Insured (UB)                            7/14 at 100.00             AAA          3,787,520
         4,645   Dallas, Texas, Waterworks and Sewer System Revenue Bonds,       10/17 at 100.00             AAA          4,186,817
                    Tender Option Bond Trust 2845, 7.537%, 10/01/32 - AMBAC
                    Insured (IF)
        12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue    11/09 at 100.00             AA-         11,738,625
                    Refunding and Improvement Bonds, Series 2001A, 5.500%,
                    11/01/35 - FGIC Insured (Alternative Minimum Tax)
         5,000   Harris County Hospital District, Texas, Revenue Bonds,           2/17 at 100.00             AA-          4,614,600
                    Series 2007A, 5.250%, 2/15/42 - MBIA Insured
         4,485   Lower Colorado River Authority, Texas, Contract Revenue          5/12 at 100.00             AAA          4,607,530
                    Refunding Bonds, Transmission Services Corporation,
                    Series 2003B, 5.000%, 5/15/21 - FSA Insured
        10,000   Lower Colorado River Authority, Texas, Contract Revenue          5/13 at 100.00               A          9,700,400
                    Refunding Bonds, Transmission Services Corporation,
                    Series 2003C, 5.000%, 5/15/33 - AMBAC Insured

54 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$        4,151   Panhandle Regional Housing Finance Corporation, Texas, GNMA      7/12 at 105.00             Aaa   $      4,272,085
                    Collateralized Multifamily Housing Mortgage Revenue
                    Bonds, Renaissance of Amarillo Apartments, Series 2001A,
                    6.650%, 7/20/42
                 Tarrant County Health Facilities Development Corporation,
                 Texas, Hospital Revenue Bonds, Cook Children's Healthcare
                 System, Series 2000A:
         6,725      5.750%, 12/01/17 (Pre-refunded 12/01/10) - FSA Insured       12/10 at 101.00             AAA          7,296,827
         1,170      5.750%, 12/01/24 (Pre-refunded 12/01/10) - FSA Insured       12/10 at 101.00             AAA          1,269,485
         6,330      5.750%, 12/01/24 (Pre-refunded 12/01/10) - FSA Insured       12/10 at 101.00             AAA          6,868,240
         2,300   Texas State University System, Financing Revenue Refunding       3/12 at 100.00             AAA          2,410,699
                    Bonds, Series 2002, 5.000%, 3/15/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        83,426   Total Texas                                                                                             81,470,270
------------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 2.4% (1.5% OF TOTAL INVESTMENTS)
         8,600   Intermountain Power Agency, Utah, Power Supply Revenue           7/13 at 100.00             AAA          9,230,724
                    Refunding Bonds, Series 2003, 5.000%, 7/01/18 - FSA
                    Insured (UB)
         2,385   Mountain Regional Water Special Service District, Utah,         12/13 at 100.00             AA-          1,853,980
                    Water Revenue Bonds, Series 2003, 5.000%, 12/15/33 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        10,985   Total Utah                                                                                              11,084,704
------------------------------------------------------------------------------------------------------------------------------------

                 VERMONT - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,320   Vermont Educational and Health Buildings Financing Agency,      12/10 at 101.00               A          1,252,363
                    Revenue Bonds, Fletcher Allen Health Care Inc., Series
                    2000A, 6.000%, 12/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 2.8% (1.8% OF TOTAL INVESTMENTS)
                 Greater Richmond Convention Center Authority, Virginia,
                 Hotel Tax Revenue Bonds, Series 2005:
         5,880      5.000%, 6/15/20 - MBIA Insured                                6/15 at 100.00             AA-          6,014,711
         5,000      5.000%, 6/15/22 - MBIA Insured                                6/15 at 100.00             AA-          5,046,450
                 Loudoun County Industrial Development Authority, Virginia,
                 Lease Revenue Bonds, Public Safety Facilities, Series 2003A:
         1,150      5.250%, 12/15/22 - FSA Insured                                6/14 at 100.00             AAA          1,226,935
           500      5.250%, 12/15/23 - FSA Insured                                6/14 at 100.00             AAA            531,180
------------------------------------------------------------------------------------------------------------------------------------
        12,530   Total Virginia                                                                                          12,819,276
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 7.5% (4.8% OF TOTAL INVESTMENTS)
        10,000   Chelan County Public Utility District 1, Washington, Hydro       7/11 at 101.00              AA          9,307,200
                    Consolidated System Revenue Bonds, Series 2001B, 5.600%,
                    1/01/36 - MBIA Insured (Alternative Minimum Tax)
         1,370   Clark County School District 101, La Center, Washington,        12/12 at 100.00             Aa1          1,416,457
                    General Obligation Bonds, Series 2002, 5.000%, 12/01/22 -
                    FSA Insured
         5,230   Douglas County Public Utility District 1, Washington,            9/09 at 102.00              AA          5,242,291
                    Revenue Bonds, Wells Hydroelectric, Series 1999A, 6.125%,
                    9/01/29 - MBIA Insured (Alternative Minimum Tax)
         1,545   Tacoma, Washington, General Obligation Bonds, Series 2004,      12/14 at 100.00              AA          1,660,566
                    5.000%, 12/01/19 - MBIA Insured
         3,950   Washington State Healthcare Facilities Authority, Revenue        5/09 at 101.00              A2          3,615,396
                    Bonds, Swedish Health Services, Series 1998, 5.125%,
                    11/15/22 - AMBAC Insured
         6,200   Washington State, General Obligation Purpose Bonds, Series       7/12 at 100.00             AA+          6,546,952
                    2003A, 5.000%, 7/01/20 - FGIC Insured
        10,855   Washington, General Obligation Bonds, Series 2000S-5,              No Opt. Call             AA+          6,930,483
                    0.000%, 1/01/20 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        39,150   Total Washington                                                                                        34,719,345
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 55

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WEST VIRGINIA - 1.7% (1.1% OF TOTAL INVESTMENTS)
$        8,000   Pleasants County, West Virginia, Pollution Control Revenue       5/09 at 100.00            BBB-   $      8,001,121
                    Bonds, Monongahela Power Company Pleasants Station Project,
                    Series 1995C, 6.150%, 5/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 6.6% (4.2% OF TOTAL INVESTMENTS)
         7,000   La Crosse, Wisconsin, Resource Recovery Revenue Refunding          No Opt. Call             Aaa          7,140,770
                    Bonds, Northern States Power Company Project, Series 1996,
                    6.000%, 11/01/21 - MBIA Insured (Alternative Minimum Tax)
        12,750   Milwaukee County, Wisconsin, Airport Revenue Bonds, Series      12/10 at 100.00              A1         12,601,718
                    2000A, 5.750%, 12/01/25 - FGIC Insured (Alternative
                    Minimum Tax)
         6,250   Wisconsin Health and Educational Facilities Authority,           8/09 at 100.00             AA-          6,251,500
                    Revenue Bonds, Sinai Samaritan Medical Center Inc.,
                    Series 1996, 5.750%, 8/15/16 - MBIA Insured
         4,225   Wisconsin State, General Obligation Bonds, Series 2006A,         5/16 at 100.00              AA          4,307,430
                    4.750%, 5/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        30,225   Total Wisconsin                                                                                         30,301,418
------------------------------------------------------------------------------------------------------------------------------------
$      860,996   Total Investments (cost $744,799,692) - 159.0%                                                         730,873,927
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (14.4)%                                                                   (66,160,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Variable Rate Demand Preferred Shares, at Liquidation
                 Value - (47.6)% (6)                                                                                   (219,000,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 3.0%                                                                    13,986,597
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    459,700,524
                 ===================================================================================================================

      Primarily all of the Fund's net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Note to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

56 Nuveen Investments

NVG | Nuveen Insured Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MUNICIPAL BONDS - 152.6% (98.6% OF TOTAL INVESTMENTS)
                 ALABAMA - 2.0% (1.3% OF TOTAL INVESTMENTS)
$        5,310   Athens, Alabama, Water and Sewerage Revenue Warrants,            5/12 at 101.00             AA-   $      5,317,593
                    Series 2002, 5.300%, 5/01/32 - MBIA Insured
         3,045   Hoover, Alabama, General Obligation Bonds, Series 2003,          3/12 at 101.00              AA          3,215,916
                    5.000%, 3/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,355   Total Alabama                                                                                            8,533,509
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 4.1% (2.6% OF TOTAL INVESTMENTS)
        15,000   Alaska, International Airport System Revenue Bonds, Series      10/12 at 100.00         Aa3 (4)         16,988,700
                    2002B, 5.250%, 10/01/27 (Pre-refunded 10/01/12) - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 2.2% (1.4% OF TOTAL INVESTMENTS)
         5,000   Phoenix, Arizona, Civic Improvement Corporation, Senior          7/12 at 100.00             AA-          4,442,050
                    Lien Airport Revenue Bonds, Series 2002B, 5.250%,
                    7/01/32 - FGIC Insured (Alternative Minimum Tax)
         6,000   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic           No Opt. Call              AA          4,758,300
                    Plaza, Series 2005B, 0.000%, 7/01/37 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,000   Total Arizona                                                                                            9,200,350
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 15.2% (9.8% OF TOTAL INVESTMENTS)
         2,000   Alameda Corridor Transportation Authority, California,             No Opt. Call               A          1,058,780
                    Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                    10/01/20 - AMBAC Insured
                 California Educational Facilities Authority, Revenue Bonds,
                 Occidental College, Series 2005A:
         1,485      5.000%, 10/01/26 - MBIA Insured                              10/15 at 100.00             Aa3          1,507,735
         1,565      5.000%, 10/01/27 - MBIA Insured                              10/15 at 100.00             Aa3          1,580,337
                 California, General Obligation Bonds, Series 2000:
           375      5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured         9/10 at 100.00          AA (4)            396,203
           190      5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured         9/10 at 100.00          AA (4)            201,689
         8,890   California, General Obligation Veterans Welfare Bonds,           6/09 at 101.00             AA-          8,953,652
                    Series 1997BH, 5.400%, 12/01/14 (Alternative Minimum Tax)
         3,000   California, General Obligation Veterans Welfare Bonds,           6/09 at 100.00             AA-          2,848,650
                    Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured
                    (Alternative Minimum Tax)
         2,425   Fullerton Public Financing Authority, California, Tax            9/15 at 100.00               A          2,111,035
                    Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 -
                    AMBAC Insured
                 Golden State Tobacco Securitization Corporation,
                 California, Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1:
         1,000      5.750%, 6/01/47                                               6/17 at 100.00             BBB            575,800
           365      5.125%, 6/01/47                                               6/17 at 100.00             BBB            188,234
        18,665   Golden State Tobacco Securitization Corporation,                 6/15 at 100.00              A-         15,452,194
                    California, Tobacco Settlement Asset-Backed Revenue
                    Bonds, Series 2005A, 5.000%, 6/01/35 - FGIC Insured
         1,990   Kern Community College District, California, General               No Opt. Call             AAA            818,965
                    Obligation Bonds, Series 2006, 0.000%, 11/01/25 - FSA
                    Insured
         7,935   Los Angeles, California, Certificates of Participation,          4/12 at 100.00             AA-          7,981,499
                    Series 2002, 5.300%, 4/01/32 - AMBAC Insured
         2,220   Northern California Power Agency, Revenue Refunding Bonds,       7/10 at 100.00              A2          2,113,640
                    Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                    MBIA Insured

                                                           Nuveen Investments 57

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
                 Oceanside Unified School District, San Diego County,
                 California, General Obligation Bonds, Series 2008A and
                 2008B:
$        5,905      0.000%, 8/01/26 - AGC Insured                                   No Opt. Call             AAA   $      2,158,159
         2,220      0.000%, 8/01/28 - AGC Insured                                   No Opt. Call             AAA            700,743
         2,600   Palomar Pomerado Health General Obligation Bonds,                8/29 at 100.00             AAA          1,342,614
                    California, Election of 2004, Series 2009A, 0.000%,
                    8/01/38 - AGC Insured
         2,320   Sacramento Municipal Utility District, California, Electric      8/11 at 100.00             AAA          2,399,622
                    Revenue Bonds, Series 2001P, 5.250%, 8/15/18 - FSA
                    Insured
                 San Francisco Unified School District, California, General
                 Obligation Bonds, Series 2007A:
         1,000      3.000%, 6/15/25 - FSA Insured                                 6/17 at 100.00             AAA            759,310
         1,180      3.000%, 6/15/26 - FSA Insured                                 6/17 at 100.00             AAA            867,595
         6,720   San Jose Redevelopment Agency, California, Tax Allocation        8/17 at 100.00             AA-          4,933,555
                    Bonds, Merged Area Redevelopment Project, Series 2006C,
                    4.250%, 8/01/30 - MBIA Insured
         4,275   Sequoia Union High School District, San Mateo County,            7/14 at 102.00             Aa2          3,200,436
                    California, General Obligation Bonds, Series 2006,
                    3.500%, 7/01/29 - FSA Insured
         1,690   Ventura County Community College District, California,           8/15 at 100.00              AA          1,700,681
                    General Obligation Bonds, Series 2005B, 5.000%,
                    8/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        80,015   Total California                                                                                        63,851,128
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 5.2% (3.4% OF TOTAL INVESTMENTS)
        17,300   Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds,      8/15 at 100.00             AA-         16,672,702
                    Platte Valley Medical Center, Series 2005, 5.000%,
                    8/01/24 - MBIA Insured
           750   Arkansas River Power Authority, Colorado, Power Revenue         10/16 at 100.00             BBB            613,950
                    Bonds, Series 2006, 5.250%, 10/01/32 - SYNCORA GTY
                    Insured
        17,000   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-          4,631,820
                    Bonds, Series 2000B, 0.000%, 9/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        35,050   Total Colorado                                                                                          21,918,472
------------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 1.6% (1.0% OF TOTAL INVESTMENTS)
         6,805   District of Columbia, Revenue Bonds, Georgetown University,      4/17 at 100.00               A          5,847,332
                    Series 2007A, 4.500%, 4/01/42 - AMBAC Insured
           935   Washington Convention Center Authority, District of             10/16 at 100.00             AAA            780,407
                    Columbia, Senior Lien Dedicated Tax Revenue Bonds,
                    Series 2007, Residuals 1606, 10.676%, 10/01/30 - AMBAC
                    Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         7,740   Total District of Columbia                                                                               6,627,739
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 12.0% (7.7% OF TOTAL INVESTMENTS)
                 Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
         2,305      5.250%, 12/01/17 - MBIA Insured                              12/13 at 100.00             AA-          2,446,366
         1,480      5.250%, 12/01/18 - MBIA Insured                              12/13 at 100.00             AA-          1,557,907
        11,600   Greater Orlando Aviation Authority, Florida, Airport            10/12 at 100.00             AAA         11,387,488
                    Facilities Revenue Bonds, Series 2002B, 5.125%,
                    10/01/21 - FSA Insured (Alternative Minimum Tax)
         8,155   Lee County, Florida, Solid Waste System Revenue Refunding       10/11 at 100.00              A3          8,397,285
                    Bonds, Series 2001, 5.625%, 10/01/13 - MBIA Insured
                    (Alternative Minimum Tax)
                 Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
                 International Airport, Series 2002:
         7,165      5.625%, 10/01/15 - FGIC Insured (Alternative Minimum Tax)    10/12 at 100.00             AA-          7,243,313
         5,600      5.750%, 10/01/16 - FGIC Insured (Alternative Minimum Tax)    10/12 at 100.00             AA-          5,667,984
        10,000      5.125%, 10/01/21 - FGIC Insured (Alternative Minimum Tax)    10/12 at 100.00             AA-          9,626,100
         2,000      5.250%, 10/01/22 - FGIC Insured (Alternative Minimum Tax)    10/12 at 100.00             AA-          1,934,840
         1,000   South Miami Health Facilities Authority, Florida, Hospital       8/17 at 100.00             AA-            875,980
                    Revenue, Baptist Health System Obligation Group, Series
                    2007, 5.000%, 8/15/42 (UB)
         1,000   Tallahassee, Florida, Energy System Revenue Bonds, Series       10/15 at 100.00             AA-            992,590
                    2005, 5.000%, 10/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        50,305   Total Florida                                                                                           50,129,853
------------------------------------------------------------------------------------------------------------------------------------

58 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 GEORGIA - 2.3% (1.5% OF TOTAL INVESTMENTS)
$        6,925   Atlanta and Fulton County Recreation Authority, Georgia,        12/15 at 100.00             AA-   $      7,002,145
                    Guaranteed Revenue Bonds, Park Improvement, Series 2005A,
                    5.000%, 12/01/30 - MBIA Insured
         1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series    11/14 at 100.00             AAA          1,039,440
                    2004, 5.000%, 11/01/22 - FSA Insured
         1,695   Georgia Housing and Finance Authority, Single Family            12/11 at 100.00             AAA          1,655,930
                    Mortgage Bonds, Series 2002B-2, 5.500%, 6/01/32
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         9,620   Total Georgia                                                                                            9,697,515
------------------------------------------------------------------------------------------------------------------------------------

                 IDAHO - 1.0% (0.7% OF TOTAL INVESTMENTS)
                 Idaho Housing and Finance Association, Grant and Revenue
                 Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
         3,000      5.000%, 7/15/23 - MBIA Insured                                7/16 at 100.00             Aa3          3,120,120
         1,130      5.000%, 7/15/24 - MBIA Insured                                7/16 at 100.00             Aa3          1,167,121
------------------------------------------------------------------------------------------------------------------------------------
         4,130   Total Idaho                                                                                              4,287,241
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 11.5% (7.4% OF TOTAL INVESTMENTS)
        10,000   Bolingbrook, Illinois, General Obligation Bonds, Series          1/12 at 100.00          A2 (4)         11,080,900
                    2002A, 5.375%, 1/01/38 (Pre-refunded 1/01/12) - FGIC
                    Insured
         1,305   Chicago, Illinois, General Obligation Bonds, Series 2001A,       1/11 at 101.00              AA          1,316,797
                    5.500%, 1/01/38 - MBIA Insured
                 Chicago, Illinois, General Obligation Bonds, Series 2001A:
            50      5.500%, 1/01/38 (Pre-refunded 1/01/11) - MBIA Insured         1/11 at 101.00          AA (4)             54,229
         3,645      5.500%, 1/01/38 (Pre-refunded 1/01/11) - MBIA Insured         1/11 at 101.00          AA (4)          3,953,258
                 Chicago, Illinois, Second Lien Passenger Facility Charge
                 Revenue Bonds, O'Hare International Airport, Series 2001C:
         4,250      5.500%, 1/01/16 - AMBAC Insured (Alternative Minimum Tax)     1/11 at 101.00              A1          4,273,715
         4,485      5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)     1/11 at 101.00              A1          4,503,389
         4,730      5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)     1/11 at 101.00              A1          4,738,892
         2,930      5.500%, 1/01/19 - AMBAC Insured (Alternative Minimum Tax)     1/11 at 101.00              A1          2,931,201
         3,600   Chicago, Illinois, Third Lien General Airport Revenue Bonds,     1/16 at 100.00             AA-          3,636,036
                    O'Hare International Airport, Series 2005A, 5.250%,
                    1/01/24 - MBIA Insured
         3,000   Chicago, Illinois, Third Lien General Airport Revenue            1/12 at 100.00             AA-          3,027,750
                    Refunding Bonds, O'Hare International Airport, Series
                    2002A, 5.750%, 1/01/17 - MBIA Insured (Alternative
                    Minimum Tax)
         4,000   Cicero, Cook County, Illinois, General Obligation Corporate     12/12 at 101.00             AA-          3,656,520
                    Purpose Bonds, Series 2002, 5.000%, 12/01/21 - MBIA
                    Insured
           480   DuPage County Community School District 200, Wheaton,           10/13 at 100.00             Aa3            517,570
                    Illinois, General Obligation Bonds, Series 2003C, 5.250%,
                    10/01/22 - FSA Insured
                 DuPage County Community School District 200, Wheaton,
                 Illinois, General Obligation Bonds, Series 2003C:
           770      5.250%, 10/01/22 (Pre-refunded 10/01/13) - FSA Insured       10/13 at 100.00         Aa3 (4)            883,945
           250      5.250%, 10/01/22 (Pre-refunded 10/01/13) - FSA Insured       10/13 at 100.00         Aa3 (4)            286,995
         3,500   Illinois Municipal Electric Agency, Power Supply System          2/17 at 100.00             AA-          3,381,735
                    Revenue Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        46,995   Total Illinois                                                                                          48,242,932
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 17.0% (11.0% OF TOTAL INVESTMENTS)
         3,380   Evansville, Indiana, Sewerage Works Revenue Refunding Bonds,     7/13 at 100.00               A          3,410,116
                    Series 2003A, 5.000%, 7/01/20 - AMBAC Insured
                 Indiana Bond Bank, Special Program Bonds, Hendricks County
                 Redevelopment District, Series 2002D:
         2,500      5.375%, 4/01/23 (Pre-refunded 4/01/12) - AMBAC Insured        4/12 at 100.00          AA (4)          2,790,500
         7,075      5.250%, 4/01/26 (Pre-refunded 4/01/12) - AMBAC Insured        4/12 at 100.00          AA (4)          7,871,857
         7,000      5.250%, 4/01/30 (Pre-refunded 4/01/12) - AMBAC Insured        4/12 at 100.00          AA (4)          7,788,410

                                                           Nuveen Investments 59

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 INDIANA (continued)
$       10,000   Indiana Health Facility Financing Authority, Hospital            7/12 at 100.00               A   $      8,345,900
                    Revenue Bonds, Marion General Hospital, Series 2002,
                    5.250%, 7/01/32 - AMBAC Insured
         3,200   Indiana Municipal Power Agency, Power Supply Revenue Bonds,      1/17 at 100.00             AA-          2,990,368
                    Series 2007A, 5.000%, 1/01/42 - MBIA Insured
        25,000   Indianapolis Local Public Improvement Bond Bank, Indiana,        7/12 at 100.00             AAA         28,076,748
                    Waterworks Project, Series 2002A, 5.250%, 7/01/33
                    (Pre-refunded 7/01/12) - MBIA Insured
                 Northern Wells Community School Building Corporation, Wells
                 County, Indiana, First Mortgage Bonds, Series 2001:
           420      5.250%, 1/15/19 (Pre-refunded 7/15/12) - FGIC Insured         7/12 at 100.00         AA+ (4)            472,311
           430      5.250%, 7/15/19 (Pre-refunded 7/15/12) - FGIC Insured         7/12 at 100.00         AA+ (4)            483,557
         1,675      5.400%, 7/15/23 (Pre-refunded 7/15/12) - FGIC Insured         7/12 at 100.00         AA+ (4)          1,891,494
         6,960   Valparaiso Middle School Building Corporation, Indiana,          1/13 at 100.00             AA+          7,124,952
                    First Mortgage Refunding Bonds, Series 2002, 5.000%,
                    7/15/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        67,640   Total Indiana                                                                                           71,246,213
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 0.6% (0.4% OF TOTAL INVESTMENTS)
         2,415   Kentucky State Property and Buildings Commission, Revenue        2/19 at 100.00             AAA          2,682,002
                    Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20
                    - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 3.0% (1.9% OF TOTAL INVESTMENTS)
         1,325   Louisiana Public Facilities Authority, Revenue Bonds, Baton      7/14 at 100.00             AA-          1,350,096
                    Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                    MBIA Insured
                 Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                 Series 2006:
           770      4.750%, 5/01/39 - FSA Insured (UB)                            5/16 at 100.00             AAA            741,425
         8,270      4.500%, 5/01/41 - FGIC Insured (UB)                           5/16 at 100.00              AA          7,399,500
             3   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,        5/16 at 100.00              AA              1,930
                    Residuals 660-3, 14.711%, 5/01/41 - FGIC Insured (IF)
         3,085   New Orleans, Louisiana, General Obligation Refunding Bonds,      9/12 at 100.00             AA-          3,053,656
                    Series 2002, 5.125%, 9/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        13,453   Total Louisiana                                                                                         12,546,607
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 0.6% (0.4% OF TOTAL INVESTMENTS)
         2,775   Massachusetts Water Resources Authority, General Revenue         2/17 at 100.00             AAA          2,461,481
                    Bonds, 4.500%, 8/01/46 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,500   Michigan State Hospital Finance Authority, Revenue Bonds,       12/16 at 100.00             Aa2          1,405,440
                    Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                    (UB)
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 0.5% (0.3% OF TOTAL INVESTMENTS)
         2,000   Northern Municipal Power Agency, Minnesota, Electric System        No Opt. Call             AAA          2,177,640
                    Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 -
                    AGC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 0.4% (0.3% OF TOTAL INVESTMENTS)
         1,600   St. Louis County Pattonville School District R3, Missouri,       3/14 at 100.00             AAA          1,739,088
                    General Obligation Bonds, Series 2004, 5.250%, 3/01/19 -
                    FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 2.0% (1.3% OF TOTAL INVESTMENTS)
         6,360   Lincoln, Nebraska, Electric System Revenue Bonds, Series         9/15 at 100.00              AA          6,407,636
                    2005, 5.000%, 9/01/32
                 Municipal Energy Agency of Nebraska, Power Supply System
                 Revenue Bonds, Series 2003A:
         1,000      5.250%, 4/01/20 - FSA Insured                                 4/13 at 100.00             AAA          1,068,800
         1,000      5.250%, 4/01/21 - FSA Insured                                 4/13 at 100.00             AAA          1,034,990
------------------------------------------------------------------------------------------------------------------------------------
         8,360   Total Nebraska                                                                                           8,511,426
------------------------------------------------------------------------------------------------------------------------------------

60 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEVADA - 2.3% (1.5% OF TOTAL INVESTMENTS)
$        8,750   Truckee Meadows Water Authority, Nevada, Water Revenue           7/11 at 100.00             AAA   $      9,535,138
                    Bonds, Series 2001A, 5.250%, 7/01/34 (Pre-refunded
                    7/01/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 0.6% (0.4% OF TOTAL INVESTMENTS)
         2,150   New Jersey Transportation Trust Fund Authority,                    No Opt. Call             AA-          2,315,615
                    Transportation System Bonds, Series 2006A, 5.250%,
                    12/15/20
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 5.3% (3.4% OF TOTAL INVESTMENTS)
         1,120   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          1,135,725
                    Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                    5.000%, 8/01/23 - FGIC Insured
         3,660   Dormitory Authority of the State of New York, Revenue Bonds,     2/15 at 100.00             AA-          3,699,308
                    Mental Health Services Facilities Improvements, Series
                    2005B, 5.000%, 2/15/23 - AMBAC Insured
         3,130   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00             AA-          2,387,971
                    Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured
         2,400   Long Island Power Authority, New York, Electric System          11/16 at 100.00             AA-          1,979,520
                    Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA
                    Insured
         1,500   Metropolitan Transportation Authority, New York,                11/15 at 100.00               A          1,465,155
                    Transportation Revenue Bonds, Series 2005B, 5.000%,
                    11/15/30 - AMBAC Insured
        10,000   Metropolitan Transportation Authority, New York,                11/12 at 100.00             AAA         10,048,000
                    Transportation Revenue Refunding Bonds, Series 2002A,
                    5.000%, 11/15/30 - FSA Insured
         1,435   New York City Industrial Development Agency, New York,           3/19 at 100.00             AAA          1,628,825
                    Revenue Bonds, Yankee Stadium Project Pilot, Series
                    2009A, 7.000%, 3/01/49 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
        23,245   Total New York                                                                                          22,344,504
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 0.6% (0.4% OF TOTAL INVESTMENTS)
         2,125   North Carolina Medical Care Commission, FHA-Insured Mortgage    10/13 at 100.00             AAA          2,126,955
                    Revenue Bonds, Betsy Johnson Regional Hospital Project,
                    Series 2003, 5.375%, 10/01/24 - FSA Insured
           540   Oak Island, North Carolina, Enterprise System Revenue Bonds,     6/19 at 100.00             AAA            560,234
                    Series 2009A, 6.000%, 6/01/34 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
         2,665   Total North Carolina                                                                                     2,687,189
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 0.4% (0.3% OF TOTAL INVESTMENTS)
                 Buckeye Tobacco Settlement Financing Authority, Ohio,
                 Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-2:
            70      5.125%, 6/01/24                                               6/17 at 100.00             BBB             55,166
           710      5.875%, 6/01/30                                               6/17 at 100.00             BBB            481,579
           685      5.750%, 6/01/34                                               6/17 at 100.00             BBB            433,680
         1,570      5.875%, 6/01/47                                               6/17 at 100.00             BBB            881,979
------------------------------------------------------------------------------------------------------------------------------------
         3,035   Total Ohio                                                                                               1,852,404
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)
         2,000   Oklahoma Development Finance Authority, Revenue Bonds, Saint     2/17 at 100.00               A          1,740,660
                    John Health System, Series 2007, 5.000%, 2/15/37
------------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 2.3% (1.5% OF TOTAL INVESTMENTS)
         3,000   Oregon State Department of Transportation, Highway User Tax      5/19 at 100.00             AAA          3,073,740
                    Revenue Bonds, Series 2009A., 5.000%, 11/15/33
                 Oregon, General Obligation Veterans Welfare Bonds, Series 82:
         4,530      5.375%, 12/01/31                                             12/11 at 100.00              AA          4,531,404
         2,115      5.500%, 12/01/42                                             12/11 at 100.00              AA          2,123,460
------------------------------------------------------------------------------------------------------------------------------------
         9,645   Total Oregon                                                                                             9,728,604
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 61

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 PENNSYLVANIA - 3.6% (2.3% OF TOTAL INVESTMENTS)
$        4,500   Allegheny County, Pennsylvania, Airport Revenue Refunding          No Opt. Call             AA-   $      4,660,290
                    Bonds, Pittsburgh International Airport, Series 1997A,
                    5.750%, 1/01/13 - MBIA Insured (Alternative Minimum Tax)
         4,130   Pennsylvania Public School Building Authority, Lease Revenue    12/16 at 100.00             AAA          3,697,837
                    Bonds, School District of Philadelphia, Series 2006B,
                    4.500%, 6/01/32 - FSA Insured (UB)
         1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        6/16 at 100.00             Aa3          1,070,654
                    Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
         2,000   Philadelphia Municipal Authority, Pennsylvania, Lease           11/13 at 100.00             AAA          2,140,300
                    Revenue Bonds, Series 2003B, 5.250%, 11/15/18 - FSA
                    Insured
         2,000   Reading School District, Berks County, Pennsylvania, General     1/16 at 100.00             AAA          2,171,300
                    Obligation Bonds, Series 2005, 5.000%, 1/15/19 - FSA
                    Insured (UB)
         1,000   State Public School Building Authority, Pennsylvania, Lease      6/13 at 100.00             AAA          1,134,460
                    Revenue Bonds, Philadelphia School District, Series 2003,
                    5.000%, 6/01/23 (Pre-refunded 6/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        14,680   Total Pennsylvania                                                                                      14,874,841
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 0.4% (0.3% OF TOTAL INVESTMENTS)
         1,225   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,        No Opt. Call            BBB-          1,172,582
                    8/01/21 - CIFG Insured
         5,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             No Opt. Call             AA-            530,050
                    Revenue Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,225   Total Puerto Rico                                                                                        1,702,632
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 1.6% (1.0% OF TOTAL INVESTMENTS)
         1,950   Greenville County School District, South Carolina,              12/16 at 100.00             AAA          1,984,398
                    Installment Purchase Revenue Bonds, Series 2006, 5.000%,
                    12/01/28 - FSA Insured
                 Greenville, South Carolina, Tax Increment Revenue
                 Improvement Bonds, Series 2003:
         1,000      5.500%, 4/01/17 - MBIA Insured                                4/13 at 100.00             AA-          1,095,450
         2,300      5.000%, 4/01/21 - MBIA Insured                                4/13 at 100.00             AA-          2,365,780
         1,000   Scago Educational Facilities Corporation, South Carolina,       10/15 at 100.00             AAA          1,054,530
                    Installment Purchase Revenue Bonds, Spartanburg County
                    School District 5, Series 2005, 5.000%, 4/01/21 - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,250   Total South Carolina                                                                                     6,500,158
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 10.7% (6.9% OF TOTAL INVESTMENTS)
                 Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,
                 Series 2004:
         1,495      5.000%, 10/01/19 - FSA Insured                               10/14 at 100.00             AAA          1,600,218
         1,455      5.000%, 10/01/20 - FSA Insured                               10/14 at 100.00             AAA          1,548,542
         1,955      5.000%, 10/01/21 - FSA Insured                               10/14 at 100.00             AAA          2,062,994
        10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue      11/12 at 100.00         AA- (4)         11,292,800
                    Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28
                    (Pre-refunded 11/01/12) - AMBAC Insured
        10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue      11/12 at 100.00         AA- (4)         11,292,800
                    Bonds, Memphis Arena, Series 2002B, 5.125%, 11/01/29
                    (Pre-refunded 11/01/12) - AMBAC Insured
        15,195   Tennessee State School Bond Authority, Higher Educational        5/12 at 100.00             AAA         16,945,008
                    Facilities Second Program Bonds, Series 2002A, 5.250%,
                    5/01/32 (Pre-refunded 5/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        40,100   Total Tennessee                                                                                         44,742,362
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 22.7% (14.6% OF TOTAL INVESTMENTS)
         3,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue    11/11 at 100.00             AA-          3,615,920
                    Refunding and Improvement Bonds, Series 2001A, 5.750%,
                    11/01/13 - FGIC Insured (Alternative Minimum Tax)
        10,000   Gainesville Hospital District, Texas, Limited Tax General        8/11 at 100.00          A3 (4)         10,912,400
                    Obligation Bonds, Series 2002, 5.375%, 8/15/32
                    (Pre-refunded 8/15/11) - MBIA Insured
         1,210   Galveston, Texas, General Obligation Bonds, Series 2001,         5/11 at 100.00               A          1,244,001
                    5.250%, 5/01/21 - AMBAC Insured

62 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
                 Harris County Health Facilities Development Corporation,
                 Texas, Thermal Utility Revenue Bonds, TECO Project, Series
                 2003:
$        2,240      5.000%, 11/15/16 - MBIA Insured                              11/13 at 100.00             AA-   $      2,348,730
         2,355      5.000%, 11/15/17 - MBIA Insured                              11/13 at 100.00             AA-          2,452,285
        13,000   Houston Area Water Corporation, Texas, Contract Revenue          3/12 at 100.00         N/R (4)         14,358,890
                    Bonds, Northeast Water Purification Plant, Series 2002,
                    5.125%, 3/01/32 (Pre-refunded 3/01/12) - FGIC Insured
         1,000   Houston, Texas, First Lien Combined Utility System Revenue       5/14 at 100.00              AA          1,026,220
                    Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured
         4,345   San Antonio, Texas, Water System Senior Lien Revenue             5/12 at 100.00             AAA          4,708,242
                    Refunding Bonds, Series 2002, 5.500%, 5/15/17 - FSA
                    Insured
         5,510   Texas Department of Housing and Community Affairs,               7/11 at 100.00             AAA          5,156,809
                    Residential Mortgage Revenue Bonds, Series 2001A, 5.350%,
                    7/01/33 (Alternative Minimum Tax)
         8,270   Texas Department of Housing and Community Affairs, Single        3/12 at 100.00             AAA          8,075,159
                    Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 -
                    MBIA Insured (Alternative Minimum Tax)
                 Texas Public Finance Authority, Revenue Bonds, Texas
                 Southern University Financing System, Series 2002::
         3,520      5.125%, 11/01/20 - MBIA Insured                               5/12 at 100.00            Baa1          3,219,638
         3,520      5.125%, 11/01/21 - MBIA Insured                               5/12 at 100.00            Baa1          3,170,288
                 Texas Student Housing Authority, Revenue Bonds, Austin
                 Project, Senior Series 2001A:
         9,400      5.375%, 1/01/23 - MBIA Insured                                1/12 at 102.00            Baa1          5,662,184
        11,665      5.500%, 1/01/33 - MBIA Insured                                1/12 at 102.00            Baa1          5,975,630
         5,000   Texas Water Development Board, Senior Lien State Revolving       1/10 at 100.00             AAA          5,125,900
                    Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17
         9,145   Texas, General Obligation Bonds, Veterans Housing Assistance     6/12 at 100.00             Aa1          9,128,173
                    Program Fund II, Series 2002A, 5.250%, 12/01/22
                    (Alternative Minimum Tax) (UB)
                 Williamson County, Texas, General Obligation Bonds, Series
                 2002:
         3,000      5.250%, 2/15/22 (Pre-refunded 2/15/12) - FSA Insured          2/12 at 100.00             AAA          3,329,040
         5,000      5.250%, 2/15/25 (Pre-refunded 2/15/12) - FSA Insured          2/12 at 100.00             AAA          5,548,400
------------------------------------------------------------------------------------------------------------------------------------
       101,680   Total Texas                                                                                             95,057,909
------------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 1.2% (0.8% OF TOTAL INVESTMENTS)
         4,865   Utah Transit Authority, Sales Tax Revenue Bonds, Series          6/18 at 100.00             AAA          5,131,894
                    2008, Trust 1193, 13.080%, 6/15/36 - FSA Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 15.8% (10.2% OF TOTAL INVESTMENTS)
         5,385   Energy Northwest, Washington Public Power, Nine Canyon Wind      7/16 at 100.00               A          4,859,424
                    Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 -
                    AMBAC Insured
         6,600   Energy Northwest, Washington, Electric Revenue Refunding         7/12 at 100.00             AAA          6,943,728
                    Bonds, Columbia Generating Station - Nuclear Project 2,
                    Series 2002B, 5.350%, 7/01/18 - FSA Insured
         7,675   Energy Northwest, Washington, Electric Revenue Refunding         7/12 at 100.00             Aaa          8,340,346
                    Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 -
                    MBIA Insured
         2,500   Port of Seattle, Washington, Revenue Refunding Bonds, Series    11/12 at 100.00             Aa2          2,586,875
                    2002D, 5.750%, 11/01/15 - FGIC Insured (Alternative
                    Minimum Tax)
         2,200   Snohomish County School District 2, Everett, Washington,        12/13 at 100.00             AAA          2,433,662
                    General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 -
                    FSA Insured
         3,255   Thurston and Pierce Counties School District, Washington,        6/13 at 100.00             Aa1          3,567,252
                    General Obligation Bonds, Yelm Community Schools, Series
                    2003, 5.250%, 12/01/16 - FSA Insured
        10,000   University of Washington, General Revenue Bonds, Series          6/17 at 100.00             AA+         10,032,600
                    2007, 5.000%, 6/01/37 - AMBAC Insured (UB)

                                                           Nuveen Investments 63

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

 PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
                 WASHINGTON (continued)
------------------------------------------------------------------------------------------------------------------------------------
                 Washington State Economic Development Finance Authority,
                 Wastewater Revenue Bonds, LOTT Project, Series 2002:
$       2,000       5.500%, 6/01/17 - AMBAC Insured                               6/12 at 100.00              A2   $      2,169,780
        4,325       5.125%, 6/01/22 - AMBAC Insured                               6/12 at 100.00              A2          4,347,447
       15,000    Washington State Healthcare Facilities Authority, Revenue        8/13 at 102.00               A         12,148,500
                    Bonds, Harrison Memorial Hospital, Series 1998, 5.000%,
                    8/15/28 - AMBAC Insured
        3,335    Washington State, General Obligation Bonds, Series 2009,         7/16 at 100.00             AAA          3,545,805
                    Trust 1212, 12.032%, 7/01/31 - FSA Insured (IF)
        5,170    Whitman County School District 267, Pullman, Washington,         6/12 at 100.00             Aa1          5,436,617
                    General Obligation Bonds, Series 2002, 5.000%, 12/01/20 -
                    FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       67,445    Total Washington                                                                                        66,412,036
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 3.2% (2.1% OF TOTAL INVESTMENTS)
       11,950    Wisconsin, Transportation Revenue Refunding Bonds, Series        7/12 at 100.00         AA+ (4)         13,374,440
                    2002-1, 5.125%, 7/01/18 (Pre-refunded 7/01/12) - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
$     672,638    Total Municipal Bonds (cost $637,282,845)                                                              640,247,722
==============----------------------------------------------------------------------------------------------------------------------

       SHARES    DESCRIPTION (1)                                                                                              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                 INVESTMENT COMPANIES - 0.3% (0.2% OF TOTAL INVESTMENTS)
       21,650    BlackRock MuniHoldings Fund Inc.                                                                           259,151
       13,600    BlacRock MuniEnhanced Fund Inc.                                                                            120,768
        7,920    Dreyfus Strategic Municipal Fund                                                                            55,123
        7,600    Morgan Stanley Dean Witter Insured Municipal Income Trust                                                   96,672
        9,668    Morgan Stanley Quality Municipal Income Trust                                                              103,544
       26,280    PIMCO Municipal Income Fund II                                                                             236,520
        9,500    Van Kampen Advantage Municipal Income Fund II                                                               93,290
       28,680    Van Kampen Investment Grade Municipal Trust                                                                335,843
        6,240    Van Kampen Municipal Trust                                                                                  71,136
------------------------------------------------------------------------------------------------------------------------------------
                 Total Investment Companies (cost $1,690,861)                                                             1,372,047
                 -------------------------------------------------------------------------------------------------------------------
                 Total Long-Term Investments (cost $638,973,706) - 152.9%                                               641,619,769
                 -------------------------------------------------------------------------------------------------------------------

64 Nuveen I nvestments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 1.8% (1.2% OF TOTAL INVESTMENTS)
                 MARYLAND - 1.3% (0.8% OF TOTAL INVESTMENTS)
$        5,325   Maryland Transportation Authority, Revenue Bonds,                7/17 at 100.00             A-1   $      5,325,000
                    Transportation Facilities Projects, Series 2008, Trust
                    R-11436, Variable Rate Demand Obligations, 0.890%,
                    7/01/41 - FSA Insured (5)

                 NEW JERSEY - 0.5% (0.3% OF TOTAL INVESTMENTS)
         2,075   New Jersey Housing and Mortgage Finance Agency, Capital            No Opt. Call          VMIG-1          2,075,000
                    Fund Program Revenue Bonds, Tender Option Bond Trust
                    2008-3034X, Variable Rate Demand Obligations, 0.880%,
                    5/01/27 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$        7,400   Total Short-Term Investments (cost $7,400,000)                                                           7,400,000
==============----------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $646,373,706) - 154.7%                                                         649,019,769
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (6.9)%                                                                     (28,913,334)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.5%                                                                    10,187,142
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation
                    Value - (50.3)% (6)                                                                                (210,800,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    419,493,577
                 ===================================================================================================================

      At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guaran- tee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 65

NEA | Nuveen Insured Tax-Free Advantage Municipal Fund
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)


  PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 8.9% (5.7% OF TOTAL INVESTMENTS)
$        1,000   Alabama Special Care Facilities Financing Authority, Revenue    11/16 at 100.00             Aa1   $        973,750
                    Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36
                    (UB)
         5,655   Colbert County-Northwest Health Care Authority, Alabama,         6/13 at 101.00            Baa3          4,587,619
                    Revenue Bonds, Helen Keller Hospital, Series 2003,
                    5.750%, 6/01/27
         3,100   Huntsville Healthcare Authority, Alabama, Revenue Bonds,         5/12 at 102.00          AA (4)          3,520,577
                    Series 1998A, 5.400%, 6/01/22 (Pre-refunded 5/14/12) -
                    MBIA Insured
         6,280   Jefferson County, Alabama, Sewer Revenue Capital Improvement     8/12 at 100.00             AAA          6,842,311
                    Warrants, Series 2002D, 5.000%, 2/01/32 (Pre-refunded
                    8/01/12) - FGIC Insured
         1,750   Montgomery, Alabama, General Obligation Warrants, Series         5/12 at 101.00              AA          1,835,330
                    2003, 5.000%, 5/01/21 - AMBAC Insured
         4,500   Sheffield, Alabama, Electric Revenue Bonds, Series 2003,         7/13 at 100.00              A2          4,551,705
                    5.500%, 7/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        22,285   Total Alabama                                                                                           22,311,292
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 5.3% (3.5% OF TOTAL INVESTMENTS)
        10,000   Maricopa County Pollution Control Corporation, Arizona,         11/12 at 100.00               A          8,244,100
                    Revenue Bonds, Arizona Public Service Company - Palo
                    Verde Project, Series 2002A, 5.050%, 5/01/29 - AMBAC
                    Insured
         6,545   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic           No Opt. Call              AA          5,190,512
                    Plaza, Series 2005B, 0.000%, 7/01/37 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        16,545   Total Arizona                                                                                           13,434,612
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 25.7% (16.6% OF TOTAL INVESTMENTS)
        26,300   California State Public Works Board, Lease Revenue Bonds,       12/12 at 100.00               A         24,092,377
                    Department of General Services, Capital East End Project,
                    Series 2002A, 5.000%, 12/01/27 - AMBAC Insured
           250   California State, General Obligation Bonds, Series 2002,         4/12 at 100.00              A1            245,630
                    5.250%, 4/01/30 - SYNCORA GTY Insured
             5   California State, General Obligation Bonds, Series 2004,         4/14 at 100.00              A+              4,696
                    5.000%, 4/01/31 - AMBAC Insured
         7,495   California State, General Obligation Bonds, Series 2004,         4/14 at 100.00             AAA          8,596,390
                    5.000%, 4/01/31 (Pre-refunded 4/01/14) - AMBAC Insured
         2,910   Cathedral City Public Financing Authority, California, Tax       8/12 at 102.00             AA-          2,658,052
                    Allocation Bonds, Housing Set-Aside, Series 2002D,
                    5.000%, 8/01/26 - MBIA Insured
           250   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00             BBB            128,928
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 5.125%, 6/01/47
         8,000   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00              A-          6,622,960
                    Tobacco Settlement Asset-Backed Revenue Bonds, Series
                    2005A, 5.000%, 6/01/35 - FGIC Insured
         2,500   Irvine Public Facilities and Infrastructure Authority,           9/13 at 100.00               A          2,154,050
                    California, Assessment Revenue Bonds, Series 2003C,
                    5.000%, 9/02/23 - AMBAC Insured
         4,000   Montara Sanitation District, California, General Obligation      8/11 at 101.00             AA-          3,970,400
                    Bonds, Series 2003, 5.000%, 8/01/28 - FGIC Insured

66 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
                 Plumas County, California, Certificates of Participation,
                 Capital Improvement Program, Series 2003A:
$        1,130      5.250%, 6/01/19 - AMBAC Insured                               6/13 at 101.00               A   $      1,116,802
         1,255      5.250%, 6/01/21 - AMBAC Insured                               6/13 at 101.00               A          1,205,980
         1,210   Redding Joint Powers Financing Authority, California, Lease      3/13 at 100.00               A          1,200,381
                    Revenue Bonds, Capital Improvement Projects, Series
                    2003A, 5.000%, 3/01/23 - AMBAC Insured
         3,750   Sacramento Municipal Utility District, California, Electric      8/13 at 100.00             AA-          3,722,213
                    Revenue Bonds, Series 2003R, 5.000%, 8/15/28 - MBIA
                    Insured
         1,500   San Diego Community College District, California, General        5/13 at 100.00             AAA          1,506,465
                    Obligation Bonds, Series 2003A, 5.000%, 5/01/28 - FSA
                    Insured
         1,055   Turlock Irrigation District, California, Certificates of         1/13 at 100.00             AA-            996,194
                    Participation, Series 2003A, 5.000%, 1/01/28 - MBIA
                    Insured
         6,300   University of California, Revenue Bonds, Multi-Purpose           5/13 at 100.00             Aa1          6,196,113
                    Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
                    (UB)
------------------------------------------------------------------------------------------------------------------------------------
        67,910   Total California                                                                                        64,417,631
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 6.5% (4.2% OF TOTAL INVESTMENTS)
                 Bowles Metropolitan District, Colorado, General Obligation
                 Bonds, Series 2003:
         4,300      5.500%, 12/01/23 - FSA Insured                               12/13 at 100.00             AAA          4,604,870
         3,750      5.500%, 12/01/28 - FSA Insured                               12/13 at 100.00             AAA          3,877,613
         1,450   Colorado Educational and Cultural Facilities Authority,          8/14 at 100.00               A          1,309,713
                    Charter School Revenue Bonds, Peak-to-Peak Charter
                    School, Series 2004, 5.250%, 8/15/24 - SYNCORA GTY Insured
         6,150   Colorado Health Facilities Authority, Colorado, Revenue          4/18 at 100.00             AAA          5,619,932
                    Bonds, Catholic Health Initiatives, Series 2006C-1, Trust
                    1090, 10.674%, 10/01/41 - FSA Insured (IF)
         3,000   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-            519,450
                    Bonds, Series 2000B, 0.000%, 9/01/30 - MBIA Insured
         2,900   E-470 Public Highway Authority, Colorado, Toll Revenue             No Opt. Call             AA-            351,915
                    Bonds, Series 2004A, 0.000%, 9/01/34 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        21,550   Total Colorado                                                                                          16,283,493
------------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 0.2% (0.1% OF TOTAL INVESTMENTS)
           665   Washington Convention Center Authority, District of             10/16 at 100.00             AAA            555,049
                    Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                    2007, Residuals 1606, 10.676%, 10/01/30 - AMBAC Insured
                    (IF)
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 2.4% (1.5% OF TOTAL INVESTMENTS)
         2,500   Florida State Board of Education, Public Education Capital       6/18 at 101.00             AAA          2,465,600
                    Outlay Bonds, Series 2008, Trust 2929, 15.858%, 6/01/38 -
                    AGC Insured (IF)
         3,000   Pinellas County Health Facilities Authority, Florida,            5/13 at 100.00         Aa3 (4)          3,442,800
                    Revenue Bonds, Baycare Health System, Series 2003,
                    5.500%, 11/15/27 (Pre-refunded 5/15/13)
------------------------------------------------------------------------------------------------------------------------------------
         5,500   Total Florida                                                                                            5,908,400
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 2.3% (1.5% OF TOTAL INVESTMENTS)
         1,410   DeKalb County, Georgia, Water and Sewer Revenue Bonds,          10/16 at 100.00             AAA          1,438,835
                    Series 2006A, 5.000%, 10/01/35 - FSA Insured
         3,825   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales     1/13 at 100.00         AA+ (4)          4,304,808
                    Tax Revenue Bonds, Second Indenture Series 2002, 5.000%,
                    7/01/32 (Pre-refunded 1/01/13) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         5,235   Total Georgia                                                                                            5,743,643
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 67

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS - 3.5% (2.3% OF TOTAL INVESTMENTS)
                 Cook County School District 145, Arbor Park, Illinois,
                 General Obligation Bonds, Series 2004:
$        3,285      5.125%, 12/01/20 - FSA Insured                               12/14 at 100.00             Aa3   $      3,496,488
         2,940      5.125%, 12/01/23 - FSA Insured                               12/14 at 100.00             Aa3          3,074,211
         2,500   Illinois Health Facilities Authority, Revenue Bonds, Lake        7/13 at 100.00              A-          2,295,650
                    Forest Hospital, Series 2003, 5.250%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
         8,725   Total Illinois                                                                                           8,866,349
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 10.7% (6.9% OF TOTAL INVESTMENTS)
         2,500   Evansville, Indiana, Sewerage Works Revenue Refunding Bonds,     7/13 at 100.00               A          2,479,800
                    Series 2003A, 5.000%, 7/01/23 - AMBAC Insured
         2,190   Indiana Bond Bank, Advance Purchase Funding Bonds, Common        8/13 at 100.00             AA-          2,243,896
                    School Fund, Series 2003B, 5.000%, 8/01/19 - MBIA Insured
         1,860   Indiana Municipal Power Agency, Power Supply Revenue Bonds,      1/17 at 100.00             AA-          1,738,151
                    Series 2007A, 5.000%, 1/01/42 - MBIA Insured
         1,000   Indiana University, Student Fee Revenue Bonds, Series 2003O,     8/13 at 100.00             Aa1          1,040,480
                    5.000%, 8/01/22 - FGIC Insured
                 IPS Multi-School Building Corporation, Indiana, First
                 Mortgage Revenue Bonds, Series 2003:
        11,020      5.000%, 7/15/19 (Pre-refunded 7/15/13) - MBIA Insured         7/13 at 100.00          AA (4)         12,538,224
         6,000      5.000%, 7/15/20 (Pre-refunded 7/15/13) - MBIA Insured         7/13 at 100.00          AA (4)          6,826,620
------------------------------------------------------------------------------------------------------------------------------------
        24,570   Total Indiana                                                                                           26,867,171
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 2.1% (1.3% OF TOTAL INVESTMENTS)
         5,000   Kansas Development Finance Authority, Board of Regents,          4/13 at 102.00              AA          5,203,400
                    Revenue Bonds, Scientific Research and Development
                    Facilities Projects, Series 2003C, 5.000%, 10/01/22 -
                    AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 0.4% (0.3% OF TOTAL INVESTMENTS)
           985   Kentucky State Property and Buildings Commission, Revenue        8/13 at 100.00          AA (4)          1,124,840
                    Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23
                    (Pre-refunded 8/01/13) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 2.2% (1.4% OF TOTAL INVESTMENTS)
         5,785   New Orleans, Louisiana, General Obligation Refunding Bonds,     12/12 at 100.00            Baa3          5,502,461
                    Series 2002, 5.300%, 12/01/27 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 0.5% (0.3% OF TOTAL INVESTMENTS)
         1,125   Massachusetts Development Finance Authority, Revenue Bonds,      9/13 at 100.00              A1          1,144,373
                    Middlesex School, Series 2003, 5.125%, 9/01/23
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 12.0% (7.8% OF TOTAL INVESTMENTS)
         6,130   Detroit, Michigan, Senior Lien Water Supply System Revenue       7/13 at 100.00         AA- (4)          6,936,831
                    Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded
                    7/01/13) - MBIA Insured
         4,465   Detroit, Michigan, Senior Lien Water Supply System Revenue       7/13 at 100.00             AA-          4,237,374
                    Refunding Bonds, Series 2003C, 5.000%, 7/01/22 - MBIA
                    Insured
         1,000   Michigan State Hospital Finance Authority, Revenue Bonds,       12/16 at 100.00             Aa2            936,960
                    Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                    (UB)
        10,800   Michigan Strategic Fund, Limited Obligation Resource            12/12 at 100.00            Baa1          9,758,016
                    Recovery Revenue Refunding Bonds, Detroit Edison Company,
                    Series 2002D, 5.250%, 12/15/32 - SYNCORA GTY Insured
         2,250   Romulus Community Schools, Wayne County, Michigan, General       5/11 at 100.00             AA-          2,291,895
                    Obligation Refunding Bonds, Series 2001, 5.250%, 5/01/25

68 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MICHIGAN (continued)
$        6,500   Wayne County, Michigan, Limited Tax General Obligation          12/11 at 101.00             AA-   $      6,022,315
                    Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                    County Airport, Series 2001A, 5.000%, 12/01/30 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        31,145   Total Michigan                                                                                          30,183,391
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 1.3% (0.8% OF TOTAL INVESTMENTS)
           240   Clay County Public School District 53, Liberty, Missouri,        3/14 at 100.00             AAA            251,146
                    General Obligation Bonds, Series 2004, 5.250%, 3/01/24 -
                    FSA Insured
           215   Clay County Public School District 53, Liberty, Missouri,        3/14 at 100.00             AAA            227,659
                    General Obligation Bonds, Series 2004, 5.250%, 3/01/23 -
                    FSA Insured
                 Clay County Public School District 53, Liberty, Missouri,
                 General Obligation Bonds, Series 2004:
         1,110      5.250%, 3/01/23 (Pre-refunded 3/01/14) - FSA Insured          3/14 at 100.00             AAA          1,284,459
         1,260      5.250%, 3/01/24 (Pre-refunded 3/01/14) - FSA Insured          3/14 at 100.00             AAA          1,458,034
------------------------------------------------------------------------------------------------------------------------------------
         2,825   Total Missouri                                                                                           3,221,298
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 2.0% (1.3% OF TOTAL INVESTMENTS)
         5,000   Lincoln, Nebraska, Sanitary Sewerage System Revenue              6/13 at 100.00             AA+          5,042,350
                    Refunding Bonds, Series 2003, 5.000%, 6/15/28 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)
         1,975   New Mexico State University, Revenue Bonds, Series 2004,         4/14 at 100.00              AA          2,108,135
                    5.000%, 4/01/19 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 11.1% (7.1% OF TOTAL INVESTMENTS)
         2,020   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00             AA-          1,541,119
                    Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured
        25,000   Metropolitan Transportation Authority, New York,                11/12 at 100.00             AA-         24,307,747
                    Transportation Revenue Refunding Bonds, Series 2002F,
                    5.000%, 11/15/31 - MBIA Insured
         1,850   New York State Urban Development Corporation, State              3/15 at 100.00             AAA          1,901,819
                    Personal Income Tax Revenue Bonds, Series 2005B, 5.000%,
                    3/15/25 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        28,870   Total New York                                                                                          27,750,685
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 2.1% (1.3% OF TOTAL INVESTMENTS)

         8,700   North Carolina Medical Care Commission, Revenue Bonds,          10/13 at 100.00            BBB+          5,195,988
                    Maria Parham Medical Center, Series 2003, 5.375%,
                    10/01/33 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 0.7% (0.5% OF TOTAL INVESTMENTS)
                 Buckeye Tobacco Settlement Financing Authority, Ohio,
                 Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-2:
            70      5.125%, 6/01/24                                               6/17 at 100.00             BBB             55,166
           710      5.875%, 6/01/30                                               6/17 at 100.00             BBB            481,579
           685      5.750%, 6/01/34                                               6/17 at 100.00             BBB            433,680
         1,570      5.875%, 6/01/47                                               6/17 at 100.00             BBB            881,979
------------------------------------------------------------------------------------------------------------------------------------
         3,035   Total Ohio                                                                                               1,852,404
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)
         1,000   Oklahoma Capitol Improvement Authority, State Facilities         7/15 at 100.00              AA          1,033,690
                    Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 69

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OREGON - 2.9% (1.8% OF TOTAL INVESTMENTS)
$        8,350   Oregon Health Sciences University, Revenue Bonds, Series         1/13 at 100.00             AA-   $      7,162,463
                    2002A, 5.000%, 7/01/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 8.4% (5.5% OF TOTAL INVESTMENTS)
         3,000   Lehigh County General Purpose Authority, Pennsylvania,           8/13 at 100.00             AAA          3,475,260
                    Hospital Revenue Bonds, St. Luke's Hospital of
                    Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded
                    8/15/13)

         2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,             8/13 at 100.00             AAA          1,978,160
                    General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 -
                    FSA Insured (UB)
           925   Philadelphia, Pennsylvania, Water and Wastewater Revenue         7/09 at 101.00             AAA            951,659
                    Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured
                    (ETM)
        13,000   State Public School Building Authority, Pennsylvania, Lease      6/13 at 100.00             AAA         14,747,979
                    Revenue Bonds, Philadelphia School District, Series
                    2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        18,925   Total Pennsylvania                                                                                      21,153,058
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 0.4% (0.3% OF TOTAL INVESTMENTS)
        10,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             No Opt. Call             AA-            973,400
                    Revenue Bonds, Series 2007A, 0.000%, 8/01/43 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 7.2% (4.6% OF TOTAL INVESTMENTS)
         5,000   Florence County, South Carolina, Hospital Revenue Bonds,        11/14 at 100.00             AAA          5,096,800
                    McLeod Regional Medical Center, Series 2004A, 5.250%,
                    11/01/23 - FSA Insured
                 Greenville County School District, South Carolina,
                 Installment Purchase Revenue Bonds, Series 2003:
         3,000      5.000%, 12/01/22 (UB)                                        12/13 at 100.00              AA          3,059,670
         1,785      5.000%, 12/01/23 (UB)                                        12/13 at 100.00              AA          1,819,326
         8,000   South Carolina Transportation Infrastructure Bank, Revenue      10/12 at 100.00              A1          8,002,160
                    Bonds, Series 2002A, 5.000%, 10/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        17,785   Total South Carolina                                                                                    17,977,956
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 12.2% (7.9% OF TOTAL INVESTMENTS)
         7,975   Fort Bend Independent School District, Fort Bend County,         8/10 at 100.00             AAA          8,073,332
                    Texas, General Obligation Bonds, Series 2000, 5.000%,
                    8/15/25
        12,500   Grand Prairie Independent School District, Dallas County,        2/13 at 100.00             AAA         14,168,749
                    Texas, General Obligation Bonds, Series 2003, 5.125%,
                    2/15/31 (Pre-refunded 2/15/13) - FSA Insured
         2,000   Houston, Texas, First Lien Combined Utility System Revenue       5/14 at 100.00              AA          2,047,920
                    Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured
         5,515   Houston, Texas, General Obligation Refunding Bonds, Series       3/12 at 100.00              AA          5,791,743
                    2002, 5.250%, 3/01/20 - MBIA Insured
           465   Katy Independent School District, Harris, Fort Bend and          2/12 at 100.00             AAA            492,468
                    Waller Counties, Texas, General Obligation Bonds, Series
                    2002A, 5.125%, 2/15/18
------------------------------------------------------------------------------------------------------------------------------------
        28,455   Total Texas                                                                                             30,574,212
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)
         1,500   Hampton, Virginia, Revenue Bonds, Convention Center              1/13 at 100.00              A1          1,503,150
                    Project, Series 2002, 5.125%, 1/15/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

70 Nuveen Investments

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WASHINGTON - 12.9% (8.3% OF TOTAL INVESTMENTS)
$        4,945   Broadway Office Properties, King County, Washington, Lease      12/12 at 100.00             AAA   $      4,970,566
                    Revenue Bonds, Washington Project, Series 2002, 5.000%,
                    12/01/31 - MBIA Insured
         5,250   Chelan County Public Utility District 1, Washington, Hydro       7/12 at 100.00              AA          5,282,393
                    Consolidated System Revenue Bonds, Series 2002C, 5.125%,
                    7/01/33 - AMBAC Insured
         7,500   King County, Washington, Sewer Revenue Bonds, Series             1/17 at 100.00             AAA          7,670,475
                    2006-2, 8.608%, 1/01/31 - FSA Insured (IF)
         2,135   Kitsap County Consolidated Housing Authority, Washington,        7/13 at 100.00              A1          2,172,597
                    Revenue Bonds, Bremerton Government Center, Series 2003,
                    5.000%, 7/01/23 - MBIA Insured
         1,935   Pierce County School District 343, Dieringer, Washington,        6/13 at 100.00             Aa1          2,115,149
                    General Obligation Refunding Bonds, Series 2003, 5.250%,
                    12/01/17 - FGIC Insured
         9,670   Washington State, General Obligation Bonds, Series 2003D,        6/13 at 100.00             AA+         10,181,736
                    5.000%, 12/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        31,435   Total Washington                                                                                        32,392,916
------------------------------------------------------------------------------------------------------------------------------------

                 WEST VIRGINIA - 1.3% (0.8% OF TOTAL INVESTMENTS)
         3,000   West Virginia State Building Commission, Lease Revenue             No Opt. Call               A          3,174,420
                    Refunding Bonds, Regional Jail and Corrections Facility,
                    Series 1998A, 5.375%, 7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 6.6% (4.2% OF TOTAL INVESTMENTS)
         1,190   Sun Prairie Area School District, Dane County, Wisconsin,        3/14 at 100.00             Aa3          1,333,550
                    General Obligation Bonds, Series 2004C, 5.250%,
                    3/01/24 - FSA Insured
         4,605   Wisconsin Health and Educational Facilities Authority,           9/13 at 100.00        BBB+ (4)          5,381,725
                    Revenue Bonds, Franciscan Sisters of Christian Charity
                    Healthcare Ministry, Series 2003A, 5.875%, 9/01/33
                    (Pre-refunded 9/01/13)
         3,000   Wisconsin Health and Educational Facilities Authority,             No Opt. Call              A1          3,055,680
                    Revenue Bonds, Meriter Hospital Inc., Series 1992A,
                    6.000%, 12/01/22 - FGIC Insured
         3,600   Wisconsin Health and Educational Facilities Authority,           8/13 at 100.00            BBB+          2,204,424
                    Revenue Bonds, Wheaton Franciscan Services Inc., Series
                    2003A, 5.125%, 8/15/33
         4,750   Wisconsin Health and Educational Facilities Authority,           8/09 at 101.00               A          4,483,620
                    Revenue Refunding Bonds, Wausau Hospital Inc., Series
                    1998A, 5.125%, 8/15/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        17,145   Total Wisconsin                                                                                         16,458,999
------------------------------------------------------------------------------------------------------------------------------------
$      405,025   Total Long-Term Investments (cost $389,023,822) - 153.6%                                               385,121,229
==============----------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 71

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

  PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)      RATING (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 1.6% (1.0% OF TOTAL INVESTMENTS)
                 FLORIDA - 0.8% (0.5% OF TOTAL INVESTMENTS)
$        1,994   Florida Board of Education, Lottery Revenue Bonds, Series        7/11 at 100.00             A-1   $      1,994,000
                    2001B, Trust 570, Variable Rate Demand Obligations,
                    0.630%, 7/01/14 - FGIC Insured (5)

                 MARYLAND - 0.8% (0.5% OF TOTAL INVESTMENTS)
         2,000   Maryland Health and Higher Educational Facilities                5/09 at 100.00             A-1          2,000,000
                    Authority, Goucher College, Series 2007,  Variable Rate
                    Demand Obligations, 0.480%, 7/01/37 (5)
------------------------------------------------------------------------------------------------------------------------------------
$        3,994   Total Short-Term Investments (cost $3,994,000)                                                           3,994,000
==============----------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $393,017,822) - 155.2%                                                         389,115,229
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.8)%                                                                    (11,955,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.6%                                                                     6,351,465
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value - (53.0)% (6)                                     (132,800,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    250,711,694
                 ===================================================================================================================

      At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.1%.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

72 Nuveen Investments

Statement of
ASSETS & LIABILITIES

                                                      April 30, 2009 (Unaudited)

                                                                                       INSURED           INSURED          PREMIER
                                                                                       QUALITY       OPPORTUNITY   INSURED INCOME
                                                                                         (NQI)             (NIO)            (NIF)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $820,534,088,
   $1,792,583,344 and $425,753,522, respectively)                               $  782,501,400   $ 1,764,150,113   $  427,187,541
Cash                                                                                 6,998,371        16,925,874               --
Receivables:
   Dividends and Interest                                                           11,534,355        28,211,364        6,886,709
   Investments sold                                                                    409,966           135,000          205,000
Deferred offering costs                                                                      --               --               --
Other assets                                                                           153,146           355,878           76,261
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                 801,597,238     1,809,778,229      434,355,511
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                             --                 --          354,127
Floating rate obligations                                                           65,930,000       134,198,333       24,925,000
Payables:
   Investments purchased                                                                    --         3,799,129               --
   Auction Rate Preferred share dividends                                               17,725            45,080           14,864
   Common share dividends                                                            1,991,205         4,177,026        1,025,307
   Offering costs                                                                           --                --               --
Variable Rate Demand Preferred shares, at liquidation value                                 --                --               --
Accrued expenses:
   Management fees                                                                     380,544           844,256          215,148
   Other                                                                               248,243           568,586          141,095
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                             68,567,717       143,632,410       26,675,541
---------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                                245,850,000       573,300,000      139,300,000
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                          $  487,179,521   $ 1,092,845,819   $  268,379,970
=================================================================================================================================
Common shares outstanding                                                           38,295,278        81,138,036       19,419,608
=================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                         $        12.72   $         13.47   $        13.82
=================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                         $      382,953   $       811,380   $      194,196
Paid-in surplus                                                                    534,535,144     1,128,874,275      269,465,673
Undistributed (Over-distribution of) net investment income                           1,474,005         5,300,484        1,494,354
Accumulated net realized gain (loss) from investments and derivative              (11,179,893)      (13,707,089)      (4,208,272)
transactions
Net unrealized appreciation (depreciation) of investments                         (38,032,688)      (28,433,231)        1,434,019
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                          $  487,179,521   $ 1,092,845,819   $  268,379,970
=================================================================================================================================
Authorized shares:
   Common                                                                          200,000,000       200,000,000      200,000,000
   Auction Rate Preferred and Variable Rate Demand Preferred                         1,000,000         1,000,000        1,000,000
=================================================================================================================================

See accompanying notes to financial statements.

                                                           Nuveen Investments 73

Statement of
ASSETS & LIABILITIES (continued)

                                                      April 30, 2009 (Unaudited)

                                                                                                          INSURED         INSURED
                                                                                         INSURED         DIVIDEND        TAX-FREE
                                                                                PREMIUM INCOME 2        ADVANTAGE       ADVANTAGE
                                                                                           (NPX)            (NVG)           (NEA)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $744,799,692,
   $646,373,706 and $393,017,822, respectively)                                 $    730,873,927   $ 649,019,769   $  389,115,229
Cash                                                                                          --       2,419,333        1,049,907
Receivables:
   Dividends and Interest                                                             13,317,308       9,866,627        6,548,402
   Investments sold                                                                    2,272,500              --               --
Deferred offering costs                                                                2,473,200              --               --
Other assets                                                                              58,943          90,046           88,374
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   748,995,878     661,395,775      396,801,912
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                         1,878,489              --               --
Floating rate obligations                                                             66,160,000      28,913,334       11,955,000
Payables:
   Investments purchased                                                                      --              --               --
   Auction Rate Preferred share dividends                                                     --          18,269            4,325
   Common share dividends                                                             1,720,485        1,733,257        1,058,562
   Offering costs                                                                        15,234               --               --
Variable Rate Demand Preferred shares, at liquidation value                          219,000,000              --               --
Accrued expenses:
   Management fees                                                                       347,370         251,671          149,364
   Other                                                                                 173,776         185,667          122,967
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                              289,295,354      31,102,198       13,290,218
---------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                                           --     210,800,000      132,800,000
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                          $    459,700,524    $419,493,577   $  250,711,694
=================================================================================================================================
Common shares outstanding                                                             37,353,512      29,802,900       18,506,397
=================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                         $          12.31   $       14.08   $        13.55
=================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                         $        373,535   $     298,029   $      185,064
Paid-in surplus                                                                      491,618,336     423,447,981      261,418,772
Undistributed (Over-distribution of) net investment income                             1,348,548       1,860,988          459,762
Accumulated net realized gain (loss) from investments and derivative                (19,714,130)     (8,759,484)      (7,449,311)
transactions
Net unrealized appreciation (depreciation) of investments                           (13,925,765)       2,646,063      (3,902,593)
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                          $    459,700,524   $ 419,493,577   $  250,711,694
=================================================================================================================================
Authorized shares:
   Common                                                                              Unlimited       Unlimited        Unlimited
   Auction Rate Preferred and Variable Rate Demand Preferred                           Unlimited       Unlimited        Unlimited
=================================================================================================================================

See accompanying notes to financial statements.

74 Nuveen Investments

Statement of
OPERATIONS
                                     Six Months Ended April 30, 2009 (Unaudited)

                                                                                         INSURED         INSURED          PREMIER
                                                                                         QUALITY     OPPORTUNITY   INSURED INCOME
                                                                                           (NQI)           (NIO)            (NIF)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                               $     22,079,915   $  46,578,092   $   11,179,172
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        2,303,005       5,025,975        1,281,866
Auction fees                                                                             346,048         756,986          187,145
Dividend disbursing agent fees                                                            24,795          30,525           14,877
Shareholders' servicing agent fees and expenses                                           34,484          55,663           13,880
Interest expense and amortization of offering costs                                      302,969         634,964          102,784
Liquidity fees                                                                                --              --               --
Custodian's fees and expenses                                                             59,880         129,958           39,321
Directors'/Trustees' fees and expenses                                                    14,703          32,760            8,111
Professional fees                                                                         37,900          75,528           22,792
Shareholders' reports - printing and mailing expenses                                     81,367         174,631           45,437
Stock exchange listing fees                                                                6,507          13,787            4,568
Investor relations expense                                                                15,760          37,379            8,687
Portfolio insurance expense                                                                   --           1,881               --
Other expenses                                                                            25,088          53,153           19,155
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement                                                    3,252,506       7,023,190        1,748,623
   Custodian fee credit                                                                 (28,011)        (61,436)         (13,472)
   Expense reimbursement                                                                      --              --               --
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           3,224,495       6,961,754        1,735,151
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 18,855,420      39,616,338        9,444,021
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                       (5,821,832)     (1,202,181)      (1,178,200)
   Forward swaps                                                                              --              --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                        42,360,298      81,420,154       23,986,544
   Forward swaps                                                                              --              --               --
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                               36,538,466      80,217,973       22,808,344
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                                           (1,546,413)     (3,402,453)        (819,754)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Auction Rate Preferred shareholders                              (1,546,413)     (3,402,453)        (819,754)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                       $     53,847,473   $ 116,431,858   $   31,432,611
=================================================================================================================================

See accompanying notes to financial statements.

                                                           Nuveen Investments 75

Statement of
OPERATIONS (continued) (Unaudited)

                                     Six Months Ended April 30, 2009 (Unaudited)

                                                                                                         INSURED          INSURED
                                                                                         INSURED        DIVIDEND         TAX-FREE
                                                                                PREMIUM INCOME 2       ADVANTAGE        ADVANTAGE
                                                                                           (NPX)           (NVG)            (NEA)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                               $     19,414,875   $  16,605,604   $   10,029,383
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        2,044,899       1,957,094        1,172,909
Auction fees                                                                             110,108         280,425          164,636
Dividend disbursing agent fees                                                            18,172          14,877            9,909
Shareholders' servicing agent fees and expenses                                           19,638           3,340            2,015
Interest expense and amortization of offering costs                                    1,545,236          93,231           70,829
Liquidity fees                                                                           841,091              --               --
Custodian's fees and expenses                                                             54,811          59,369           31,613
Directors'/Trustees' fees and expenses                                                    12,849          12,521            7,375
Professional fees                                                                         15,456          30,526           20,239
Shareholders' reports - printing and mailing expenses                                     65,251          52,931           46,972
Stock exchange listing fees                                                                6,347           2,090            1,299
Investor relations expense                                                                13,830          13,430            7,673
Portfolio insurance expense                                                                   --              --               --
Other expenses                                                                            10,824          15,928           28,063
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement                                                    4,758,512       2,535,762        1,563,532
   Custodian fee credit                                                                 (24,481)         (4,629)         (13,767)
   Expense reimbursement                                                                      --       (595,318)        (318,481)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           4,734,031       1,935,815        1,231,284
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 14,680,844      14,669,789        8,798,099
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                      (12,382,690)     (8,968,257)      (2,421,623)
   Forward swaps                                                                              --       5,000,000               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                        43,387,939      38,956,169       22,754,041
   Forward swaps                                                                              --     (1,124,391)               --
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                               31,005,249      33,863,521       20,332,418
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                                                    --     (1,223,272)        (726,063)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Auction Rate Preferred shareholders                                       --     (1,223,272)        (726,063)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                       $     45,686,093   $  47,310,038   $   28,404,454
=================================================================================================================================

See accompanying notes to financial statements.

76 Nuveen Investments

Statement of
CHANGES in NET ASSETS (Unaudited)

                                                                            INSURED QUALITY (NQI)        INSURED OPPORTUNITY (NIO)
                                                                     ------------------------------  ------------------------------
                                                                      SIX MONTHS               YEAR      SIX MONTHS            YEAR
                                                                           ENDED              ENDED           ENDED           ENDED
                                                                         4/30/09           10/31/08         4/30/09        10/31/08
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $   18,855,420  $   37,792,155  $   39,616,338  $   78,939,975
Net realized gain (loss) from:
   Investments                                                          (5,821,832)     (4,746,677)     (1,202,181)    (12,623,776)
   Forward swaps                                                                 --              --              --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                           42,360,298   (115,993,313)      81,420,154   (199,798,296)
   Forward swaps                                                                 --              --              --              --
Distributions to Auction Rate Preferred shareholders:
   From net investment income                                           (1,546,413)    (11,668,364)     (3,402,453)    (24,746,755)
   From accumulated net realized gains                                           --              --              --        (61,352)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                      53,847,473    (94,616,199)     116,431,858   (158,290,204)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                             (14,130,962)    (27,878,967)    (28,804,008)    (56,634,349)
From accumulated net realized gains                                              --              --              --       (154,162)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                           (14,130,962)    (27,878,967)    (28,804,008)    (56,788,511)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                              --              --              --              --
   Cost of repurchases                                                           --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                        --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares        39,716,511   (122,495,166)      87,627,850   (215,078,715)
Net assets applicable to Common shares at the beginning of period       447,463,010     569,958,176   1,005,217,969   1,220,296,684
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period          $  487,179,521  $  447,463,010  $1,092,845,819  $1,005,217,969
===================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                              $    1,474,005  $  (1,704,040)  $    5,300,484  $  (2,109,393)
===================================================================================================================================

See accompanying notes to financial statements.

                                                           Nuveen Investments 77

Statement of
CHANGES in NET ASSETS (continued) (Unaudited)

                                                                              PREMIER INSURED                INSURED PREMIUM
                                                                                INCOME (NIF)                  INCOME 2 (NPX)
                                                                     ------------------------------  ------------------------------
                                                                         SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                              ENDED           ENDED           ENDED           ENDED
                                                                            4/30/09        10/31/08         4/30/09        10/31/08
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $    9,444,021  $   18,677,152  $   14,680,844  $   30,045,285
Net realized gain (loss) from:
   Investments                                                          (1,178,200)     (2,431,194)    (12,382,690)     (7,350,763)
   Forward swaps                                                                 --              --              --           5,200
Change in net unrealized appreciation (depreciation) of:
   Investments                                                           23,986,544    (43,684,607)      43,387,939    (79,485,056)
   Forward swaps                                                                 --              --              --       (165,919)
Distributions to Auction Rate Preferred shareholders:
   From net investment income                                             (819,754)     (5,924,805)              --     (7,428,415)
   From accumulated net realized gains                                           --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                      31,432,611    (33,363,454)      45,686,093    (64,379,668)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                              (6,641,507)    (12,447,970)    (11,542,238)    (23,084,472)
From accumulated net realized gains                                              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                            (6,641,507)    (12,447,970)    (11,542,238)    (23,084,472)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Cost of repurchases                                                           --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from capital share transactions                                               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares        24,791,104    (45,811,424)      34,143,855    (87,464,140)
Net assets applicable to Common shares at the beginning of period       243,588,866     289,400,290     425,556,669     513,020,809
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period          $  268,379,970  $  243,588,866  $  459,700,524  $  425,556,669
===================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                              $    1,494,354  $    (488,406)  $    1,348,548  $  (1,790,058)
===================================================================================================================================

See accompanying notes to financial statements.

78 Nuveen Investments

                                                                            INSURED DIVIDEND                INSURED TAX-FREE
                                                                             ADVANTAGE (NVG)                 ADVANTAGE (NEA)
                                                                     ------------------------------  ------------------------------
                                                                         SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                              ENDED           ENDED           ENDED           ENDED
                                                                            4/30/09        10/31/08         4/30/09        10/31/08
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $   14,669,789  $   29,763,002  $    8,798,099  $   17,541,421
Net realized gain (loss) from:
   Investments                                                          (8,968,257)     (1,658,018)     (2,421,623)       1,751,437
   Forward swaps                                                          5,000,000              --              --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                           38,956,169    (66,810,547)      22,754,041    (44,503,698)
   Forward swaps                                                        (1,124,391)       1,124,391              --              --
Distributions to Auction Rate Preferred shareholders:
   From net investment income                                           (1,223,272)     (8,645,473)       (726,063)     (5,024,148)
   From accumulated net realized gains                                           --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
      to Common shares from operations                                   47,310,038    (46,226,645)      28,404,454    (30,234,988)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                             (10,731,541)    (20,720,244)     (6,555,819)    (13,115,689)
From accumulated net realized gains                                              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                           (10,731,541)    (20,720,244)     (6,555,819)    (13,115,689)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                              --              --              --          34,771
   Cost of repurchases                                                    (120,115)              --       (212,353)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                 (120,115)              --       (212,353)          34,771
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares        36,458,382    (66,946,889)      21,636,282    (43,315,906)
Net assets applicable to Common shares at the beginning of period       383,035,195     449,982,084     229,075,412     272,391,318
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period          $  419,493,577  $  383,035,195  $  250,711,694    $229,075,412
===================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                              $    1,860,988  $    (853,988)  $      459,762  $  (1,056,455)
===================================================================================================================================

See accompanying notes to financial statements.

                                                           Nuveen Investments 79

Statement of
CASH FLOWS
                                      Six Month Ended April 30, 2009 (Unaudited)

                                                                                           INSURED        INSURED           INSURED
                                                                                           QUALITY    OPPORTUNITY  PREMIUM INCOME 2
                                                                                             (NQI)          (NIO)             (NPX)
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS    $  53,847,473  $ 116,431,858  $     45,686,093
Adjustments to reconcile the net increase (decrease) in net assets applicable to
Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                           (14,292,404)   (61,879,013)      (19,782,306)
   Proceeds from sales and maturities of investments                                    36,787,789     77,055,756        19,453,985
   Proceeds from (Purchases of) short-term investments, net                             18,655,000      7,230,000        12,975,000
   Amortization (Accretion) of premiums and discounts, net                             (1,333,008)    (2,747,674)           666,436
   (Increase) Decrease in receivable for dividends and interest                            178,566      (340,161)         (292,770)
   (Increase) Decrease in receivable for investments sold                                 (94,966)        425,000       (2,222,468)
   (Increase) Decrease in other assets                                                    (56,065)      (170,248)            16,922
   Increase (Decrease) in payable for investments purchased                                     --    (1,415,234)                --
   Increase (Decrease) in payable for Auction Rate Preferred share dividends              (63,075)       (96,685)                --
   Increase (Decrease) in accrued management fees                                         (14,403)          1,723             7,727
   Increase (Decrease) in accrued other liabilities                                       (33,250)          7,789          (90,954)
   Net realized (gain) loss from investments                                             5,821,832      1,202,181        12,382,690
   Change in net unrealized (appreciation) depreciation of investments                (42,360,298)   (81,420,154)      (43,387,939)
   Taxes paid on undistributed capital gains                                                  (54)             --           (7,310)
-----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                  57,043,137     54,285,138        25,405,106
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                                         9,025,000     16,760,000      (15,830,000)
Increase (Decrease) in cash overdraft balance                                                   --             --         1,878,489
Cash distributions paid to Common shareholders                                        (14,126,878)   (28,763,821)      (11,533,148)
(Increase) Decrease in deferred offering costs                                                  --             --            41,894
Increase (Decrease) in payable for offering costs                                               --             --         (237,080)
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value            (52,575,000)   (50,050,000)                --
-----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                (57,676,878)   (62,053,821)      (25,679,845)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                          (633,741)    (7,768,683)         (274,739)
Cash at the beginning of period                                                          7,632,112     24,694,557           274,739
-----------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                            $   6,998,371  $  16,925,874  $             --
===================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid by Insured Quality (NQI), Insured Opportunity (NIO) Insured Premium Income 2 (NPX) for interest (excluding amortization of offering costs) was $302,969, $634,964 and $1,503,342, respectively.

See accompanying notes to financial statements.

80 Nuveen Investments

Notes to
FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc. (NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (collectively, the "Funds"). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the NYSE Amex (formerly, American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

During the fiscal period, the Board of Directors/Trustees of each of the following funds voted to recommend that each Nuveen Florida closed-end fund be merged or reorganized into one of three existing Nuveen national municipal bond closed-end funds, as follows:

o Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF) into Nuveen Premium Income Municipal Fund 2, Inc. (NPM);

o Nuveen Insured Florida Premium Income Municipal Fund (NFL) into Insured Opportunity (NIO);

o Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) into Insured Tax-Free Advantage (NEA)

(collectively, the "Reorganizations"). The Board called a special meeting of shareholders of each fund, originally scheduled in each case for May 15, 2009, to vote on the Reorganizations. Those meetings were subsequently adjourned to and reconvened in mid-June, at which time, shareholders of each of Florida Investment Quality (NQF), Florida Quality Income (NUF), Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) approved its respective Reorganization, with more than 80% of participating shares of each fund voting in favor of the Reorganization. The consummation of the respective Reorganizations remains subject to the approval of shareholders of Premium Income 2 (NPM), Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA), as the case may be, whose special shareholder meetings are now scheduled to be reconvened on July 24, 2009. There can be no assurance that approval by those funds' shareholders will be obtained.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

                                                           Nuveen Investments 81

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2009, Insured Opportunity (NIO) had outstanding when issued/delayed delivery purchase commitments of $3,799,129. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any. Dividend income, if any, is recorded on the ex-dividend date.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

82 Nuveen Investments

Auction Rate Preferred Shares
The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of April 30, 2009, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                 PREMIER     INSURED     INSURED
                         INSURED       INSURED   INSURED    DIVIDEND    TAX-FREE
                         QUALITY   OPPORTUNITY    INCOME   ADVANTAGE   ADVANTAGE
                           (NQI)         (NIO)     (NIF)       (NVG)       (NEA)
--------------------------------------------------------------------------------
Number of shares:
   Series M                2,009         3,372        --       2,860          --
   Series T                2,010         3,372        --       2,786       2,656
   Series W                2,011         3,373       725          --       2,656
   Series W2                  --         2,698        --          --          --
   Series TH               1,794         3,372     2,423       2,786          --
   Series TH2                 --         3,374        --          --          --
   Series F                2,010         3,371     2,424          --          --
--------------------------------------------------------------------------------
Total                      9,834        22,932     5,572       8,432       5,312
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been. As of April 30, 2009, the aggregate amount of outstanding Auction Rate Preferred shares redeemed by each Fund is as follows:

                                                                                        PREMIER        INSURED        INSURED
                                                         INSURED         INSURED        INSURED       DIVIDEND       TAX-FREE
                                                         QUALITY     OPPORTUNITY         INCOME      ADVANTAGE      ADVANTAGE
                                                           (NQI)           (NIO)          (NIF)          (NVG)          (NEA)
-----------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed, at          $ 72,150,000   $ 106,700,000   $ 21,700,000   $ 22,200,000   $ 11,200,000
liquidation value
=============================================================================================================================

Variable Rate Demand Preferred Shares
On August 7, 2008, Insured Premium Income 2 (NPX) issued 2,190 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share, in a privately negotiated offering. Proceeds of this offering along with the proceeds from the Fund's creation of tender option bonds (TOBs), also known as "floaters" or floating rate obligations, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $268,900,000. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038 and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Insured Premium Income 2 (NPX) had all of its $219,000,000 Variable Rate Demand Preferred shares outstanding for the six months ended April 30, 2009, with an annualized interest rate of 1.02%.

                                                           Nuveen Investments 83

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)

For financial reporting purposes only, the liquidation value of Variable Rate Demand Preferred shares is recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also paid a per annum liquidity fee which is recognized as "Liqudity fees" on the Statement of Operations.

Insurance
Except to the extent that each of Insured Quality (NQI), Insured Opportunity
(NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) invests in temporary investments, all of the net assets of each Fund will be invested in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Insurers must have a claims paying ability rated "Aaa" by Moody's or "AAA" by Standard & Poor's for Insured Premium Income 2 (NPX) and "A" or better by at least one independent rating agency for Insured Quality (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF). Municipal securities backed by an escrow account or trust account will not constitute more than 20% of each Fund's net assets.

Under normal circumstances, Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) will invest at least 80% of their net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) will invest at least 80% of its net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), or municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Each of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) may also invest up to 20% of its net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities rated below "AA" but at least "BBB" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

84 Nuveen Investments

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

During the six months ended April 30, 2009, each Fund invested in externally-deposited inverse floaters and/or sell deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At April 30, 2009, each Fund's maximum exposure to externally-deposited Recourse Trusts, is as follows:

                                                                         PREMIER       INSURED     INSURED     INSURED
                                                 INSURED       INSURED   INSURED       PREMIUM    DIVIDEND    TAX-FREE
                                                 QUALITY   OPPORTUNITY    INCOME      INCOME 2   ADVANTAGE   ADVANTAGE
                                                   (NQI)         (NIO)     (NIF)         (NPX)       (NVG)       (NEA)
----------------------------------------------------------------------------------------------------------------------

Maximum exposure to Recourse Trusts          $ 8,456,650   $        --   $    --   $ 4,625,000   $      --   $      --
======================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2009, were as follows:

                                                                                PREMIER        INSURED        INSURED        INSURED
                                                 INSURED         INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                                 QUALITY     OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                                   (NQI)           (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations           $ 56,317,320   $ 116,762,173   $ 19,240,801   $ 72,632,265   $ 17,692,505   $ 12,053,370
Average annual interest rate and fees              1.08%           1.10%          1.08%          1.10%          1.06%          1.18%
====================================================================================================================================

                                                           Nuveen Investments 85

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)

Forward Swap Transactions
Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. Insured Dividend Advantage (NVG) invested in forward interest rate swap transactions during the six months ended April 30, 2009.

Market and Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by Insured Premium Income 2 (NPX) in connection with its offering of the Variable Rate Demand Preferred shares ($2,535,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

86 Nuveen Investments

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS
During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

   Level 1 - Quoted prices in active markets for identical securities.

   Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

   Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of each Fund's fair value measurements as of April 30, 2009:


INSURED QUALITY (NQI)                                        LEVEL 1           LEVEL 2    LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------
Investments                                              $        --   $   782,501,400   $     --   $   782,501,400
===================================================================================================================
INSURED OPPORTUNITY (NIO)                                    LEVEL 1           LEVEL 2    LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------
Investments                                              $        --   $ 1,764,150,113   $     --   $ 1,764,150,113
===================================================================================================================
PREMIER INSURED INCOME (NIF)                                 LEVEL 1           LEVEL 2    LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------
Investments                                              $        --   $   427,187,541   $     --   $   427,187,541
===================================================================================================================
INSURED PREMIUM INCOME 2 (NPX)                               LEVEL 1           LEVEL 2    LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------
Investments                                              $        --   $   730,873,927   $     --   $   730,873,927
===================================================================================================================
INSURED DIVIDEND ADVANTAGE (NVG)                             LEVEL 1           LEVEL 2    LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------
Investments                                              $ 1,372,047   $   647,647,722   $     --   $   649,019,769
===================================================================================================================
INSURED TAX-FREE ADVANTAGE (NEA)                             LEVEL 1           LEVEL 2    LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------
Investments                                              $        --   $   389,115,229   $     --   $   389,115,229
===================================================================================================================

                                                           Nuveen Investments 87

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

3. FUND SHARES

Common Shares

On July 30, 2008, the Funds' Board of Directors/Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                             INSURED                 INSURED             PREMIER INSURED
                                          QUALITY (NQI)         OPPORTUNITY (NIO)          INCOME (NIF)
                                     ----------------------   ---------------------   ---------------------
                                      SIX MONTHS       YEAR   SIX MONTHS       YEAR   SIX MONTHS       YEAR
                                           ENDED      ENDED        ENDED      ENDED        ENDED      ENDED
                                         4/30/09   10/31/08      4/30/09   10/31/08      4/30/09   10/31/08
-----------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions              --         --           --         --           --         --
   Repurchased                                --         --           --         --           --         --
===========================================================================================================
Weighted average Common share:
   Price per share repurchased                --         --           --         --           --         --
   Discount per share repurchased             --         --           --         --           --         --
===========================================================================================================

                                            INSURED                  INSURED                    INSURED
                                     PREMIUM INCOME 2 (NPX)   DIVIDEND ADVANTAGE (NVG)   TAX-FREE ADVANTAGE (NEA)
                                     ---------------------   -------------------------   ------------------------
                                     SIX MONTHS       YEAR   SIX MONTHS           YEAR    SIX MONTHS         YEAR
                                          ENDED      ENDED        ENDED          ENDED         ENDED        ENDED
                                        4/30/09   10/31/08      4/30/09       10/31/08       4/30/09     10/31/08
-----------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions             --         --            --            --            --        2,432
   Repurchased                               --         --      (10,400)            --       (19,300)          --
=================================================================================================================
Weighted average Common share:
   Price per share repurchased               --         --   $    11.53             --   $     10.98           --
   Discount per share repurchased            --         --        16.82%            --         18.03%          --
=================================================================================================================

Preferred Shares
Transactions in Auction Rate Preferred shares were as follows:

                                              INSURED QUALITY (NQI)                          INSURED OPPORTUNITY (NIO)
                                 ------------------------------------------        ---------------------------------------------
                                       SIX MONTHS                                       SIX MONTHS
                                         ENDED                  YEAR ENDED                 ENDED               YEAR ENDED
                                        4/30/09                  10/31/08                 4/30/09               10/31/08
--------------------------------------------------------------------------------------------------------------------------------
                                 SHARES           AMOUNT   SHARES         AMOUNT   SHARES         AMOUNT   SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed:
   Series M                         431   $   10,775,000      160   $  4,000,000      294   $  7,350,000      334   $  8,350,000
   Series T                         430       10,750,000      160      4,000,000      294      7,350,000      334      8,350,000
   Series W                         429       10,725,000      160      4,000,000      294      7,350,000      333      8,325,000
   Series W2                         --               --       --             --      236      5,900,000      266      6,650,000
   Series TH                        383        9,575,000      143      3,575,000      295      7,375,000      333      8,325,000
   Series TH2                        --               --       --             --      294      7,350,000      332      8,300,000
   Series F                         430       10,750,000      160      4,000,000      295      7,350,000      334      8,350,000
--------------------------------------------------------------------------------------------------------------------------------
Total                             2,103   $   52,575,000      783   $ 19,575,000    2,002   $ 50,050,000    2,266   $ 56,650,000
================================================================================================================================

88 Nuveen Investments

                                        PREMIER INSURED INCOME (NIF)                 INSURED PREMIUM INCOME 2 (NPX)
                                --------------------------------------------   -------------------------------------------
                                     SIX MONTHS                                   SIX MONTHS
                                       ENDED                YEAR ENDED               ENDED              YEAR ENDED
                                      4/30/09                10/31/08               4/30/09              10/31/08
--------------------------------------------------------------------------------------------------------------------------
                                SHARES        AMOUNT    SHARES        AMOUNT   SHARES     AMOUNT   SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed:
   Series M                         --   $         --       --   $        --       --   $     --    2,080   $   52,000,000
   Series T                         --             --       --            --       --         --    2,200       55,000,000
   Series W                         83      2,075,000       32       800,000       --         --    2,080       52,000,000
   Series TH                       272      6,800,000      105     2,625,000       --         --    2,200       55,000,000
   Series F                        271      6,775,000      105     2,625,000       --         --    2,196       54,900,000
--------------------------------------------------------------------------------------------------------------------------
Total                              626   $ 15,650,000      242   $ 6,050,000       --   $     --   10,756   $  268,900,000
==========================================================================================================================

                                       INSURED DIVIDEND ADVANTAGE (NVG)              INSURED TAX-FREE ADVANTAGE (NEA)
                                --------------------------------------------   -------------------------------------------
                                     SIX MONTHS                                    SIX MONTHS
                                        ENDED               YEAR ENDED                ENDED             YEAR ENDED
                                       4/30/09               10/31/08                4/30/09             10/31/08
--------------------------------------------------------------------------------------------------------------------------
                                SHARES        AMOUNT    SHARES      AMOUNT     SHARES     AMOUNT   SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed:
   Series M                        219   $  5,475,000       81   $ 2,025,000       --   $     --       --   $           --
   Series T                        214      5,350,000       80     2,000,000       --         --      224        5,600,000
   Series W                         --             --       --            --       --         --      224        5,600,000
   Series TH                       214      5,350,000       80     2,000,000       --         --       --               --
--------------------------------------------------------------------------------------------------------------------------
Total                              647   $ 16,175,000      241   $ 6,025,000       --   $     --      448   $   11,200,000
==========================================================================================================================

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                 INSURED
                                                         PREMIUM INCOME 2 (NPX)
                                                 ----------------------------------------
                                                   SIX MONTHS
                                                        ENDED           YEAR ENDED
                                                      4/30/09             10/31/08
-----------------------------------------------------------------------------------------
                                                 SHARES   AMOUNT   SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares issued:
Series 1                                             --   $   --    2,190   $ 219,000,000
-----------------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2009, were as follows:

                                                         PREMIER        INSURED        INSURED        INSURED
                            INSURED        INSURED       INSURED        PREMIUM       DIVIDEND       TAX-FREE
                            QUALITY    OPPORTUNITY        INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                               (NQI)          (NIO)         (NIF)          (NPX)          (NVG)          (NEA)
--------------------------------------------------------------------------------------------------------------
Purchases              $ 14,292,404   $ 61,879,013   $ 2,253,120   $ 19,782,306   $ 37,008,060   $ 15,421,153
Sales and maturities     36,787,789     77,055,756     7,567,075     19,453,985     33,980,050     11,670,062
==============================================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2009, the cost of investments was as follows:

                                                              PREMIER         INSURED         INSURED         INSURED
                            INSURED           INSURED         INSURED         PREMIUM        DIVIDEND        TAX-FREE
                            QUALITY       OPPORTUNITY          INCOME        INCOME 2       ADVANTAGE       ADVANTAGE
                               (NQI)             (NIO)           (NIF)           (NPX)           (NVG)           (NEA)
----------------------------------------------------------------------------------------------------------------------
Cost of investments   $ 754,716,297   $ 1,657,422,285   $ 400,679,112   $ 678,846,768   $ 617,231,279   $ 380,914,830
======================================================================================================================

                                                           Nuveen Investments 89

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2009, were as follows:

                                                                           PREMIER         INSURED         INSURED         INSURED
                                          INSURED          INSURED         INSURED         PREMIUM        DIVIDEND        TAX-FREE
                                          QUALITY      OPPORTUNITY          INCOME        INCOME 2       ADVANTAGE       ADVANTAGE
                                             (NQI)            (NIO)           (NIF)           (NPX)           (NVG)           (NEA)
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                    $   22,818,539   $   67,135,755   $  18,119,784   $  20,997,183   $  31,807,090   $  15,951,102
   Depreciation                       (60,948,898)     (94,603,058)    (16,542,699)    (35,152,983)    (28,930,627)    (19,703,335)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments   $  (38,130,359)  $  (27,467,303)  $   1,577,085   $ (14,155,800)  $   2,876,463   $  (3,752,233)
===================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2008, the Funds' last tax year end, were as follows:

                                                                    PREMIER    INSURED     INSURED     INSURED
                                          INSURED       INSURED     INSURED    PREMIUM    DIVIDEND    TAX-FREE
                                          QUALITY   OPPORTUNITY      INCOME   INCOME 2   ADVANTAGE   ADVANTAGE
                                             (NQI)         (NIO)       (NIF)      (NPX)       (NVG)       (NEA)
---------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *   $ 200,116   $   725,061   $ 523,065   $     --   $ 765,434   $      --
Undistributed net ordinary income **          360       120,852         271     48,735         308          --
Undistributed net long-term capital
   gains                                       --            --          --         --          --          --
===============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2008, paid on November 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended October 31, 2008 was designated for purposes of the dividends paid deduction as follows:

                                                                                 PREMIER      INSURED      INSURED      INSURED
                                                     INSURED       INSURED       INSURED      PREMIUM     DIVIDEND     TAX-FREE
                                                     QUALITY   OPPORTUNITY        INCOME     INCOME 2    ADVANTAGE    ADVANTAGE
                                                        (NQI)         (NIO)         (NIF)        (NPX)        (NVG)        (NEA)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $ 39,541,469  $ 81,436,577  $ 18,358,222  $32,147,770  $29,301,122  $18,112,355
Distributions from net ordinary income **                 --         4,243            --      290,759           --       49,701
Distributions from net long-term capital gains            --       211,271            --           --           --           --
================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

90 Nuveen Investments

At October 31, 2008, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        PREMIER       INSURED       INSURED       INSURED
                                           INSURED        INSURED       INSURED       PREMIUM      DIVIDEND      TAX-FREE
                                           QUALITY    OPPORTUNITY        INCOME      INCOME 2     ADVANTAGE     ADVANTAGE
                                              (NQI)          (NIO)         (NIF)         (NPX)         (NVG)         (NEA)
--------------------------------------------------------------------------------------------------------------------------
Expiration:
   October 31, 2013                    $        --   $         --   $        --   $        --   $   160,392   $ 4,675,683
   October 31, 2014                        731,585             --       164,691            --     1,187,192            --
   October 31, 2015                             --             --       437,571            --            --        35,274
   October 31, 2016                      3,901,375     11,531,354     2,437,248     6,922,132     3,430,093       378,957
--------------------------------------------------------------------------------------------------------------------------
Total                                  $ 4,632,960   $ 11,531,354   $ 3,039,510   $ 6,922,132   $ 4,777,677   $ 5,089,914
==========================================================================================================================

Insured Premium Income 2 (NPX) had $295,910 of its capital loss carryforward expire on October 31, 2008.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) of each Fund as follows:

                                                           INSURED QUALITY (NQI)
                                                       INSURED OPPORTUNITY (NIO)
                                                    PREMIER INSURED INCOME (NIF)
                                                  INSURED PREMIUM INCOME 2 (NPX)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                INSURED DIVIDEND ADVANTAGE (NVG)
                                                INSURED TAX-FREE ADVANTAGE (NEA)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of April 30, 2009, the complex-level fee rate was .1998%.

                                                           Nuveen Investments 91

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT
LEVEL (1)                                    EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured Dividend Advantage's (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                    MARCH 31,
--------------------------------------------------------------------------------
2002*                   .30%                 2008                    .25%
2003                    .30                  2009                    .20
2004                    .30                  2010                    .15
2005                    .30                  2011                    .10
2006                    .30                  2012                    .05
2007                    .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

92 Nuveen Investments

For the first eight years of Insured Tax-Free Advantage's (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
NOVEMBER 30,                                 NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%              2007                    .32%
2003                       .32               2008                    .24
2004                       .32               2009                    .16
2005                       .32               2010                    .08
2006                       .32
================================================================================

* From the commencement of operations.

The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2009, to shareholders of record on May 15, 2009, as follows:

                                                                  PREMIER    INSURED     INSURED     INSURED
                                          INSURED       INSURED   INSURED    PREMIUM    DIVIDEND    TAX-FREE
                                          QUALITY   OPPORTUNITY    INCOME   INCOME 2   ADVANTAGE   ADVANTAGE
                                             (NQI)         (NIO)     (NIF)      (NPX)       (NVG)       (NEA)
-------------------------------------------------------------------------------------------------------------
Dividend per share                        $ .0625   $     .0605   $ .0635   $  .0595   $   .0645   $   .0620
=============================================================================================================

Auction Participation Fees

Effective May 1, 2009, auction participation fees for Nuveen Auction Rate Preferred shares with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Auction Rate Preferred Shares

On May 13, 2009, Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage
(NEA), noticed for redemption $8.15 million and $1.65 million, respectively, of their outstanding Auction Rate Preferred shares, at liquidation value, using tender option bonds (TOBs).

On June 2, 2009, Premier Insured Income (NIF) and Insured Tax-Free Advantage
(NEA), also noticed for redemption $9.175 million and $2.5 million, respectively, of their outstanding Auction Rate Preferred shares, at liquidation value, using TOBs.

                                                           Nuveen Investments 93

| Financial HIGHLIGHTS(Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                 Investment Operations
                                           ----------------------------------------------------------------------
                                                                      Distributions   Distributions
                                                                           from Net            from
                               Beginning                                 Investment         Capital
                                  Common                        Net       Income to        Gains to
                                   Share          Net     Realized/    Auction Rate    Auction Rate
                               Net Asset   Investment    Unrealized       Preferred       Preferred
                                   Value       Income   Gain (Loss)    Shareholders+   Shareholders+        Total
------------------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                        $   11.68   $      .49   $       .96   $        (.04)  $          --     $    1.41
2008                               14.88          .99         (3.16)           (.30)             --         (2.47)
2007                               15.40          .99          (.49)           (.29)             --           .21
2006                               15.31          .99           .24            (.25)           (.01)          .97
2005                               15.85         1.03          (.39)           (.16)             --           .48
2004                               15.72         1.08           .20            (.08)             --          1.20

INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                            12.39          .49           .99            (.04)             --          1.44
2008                               15.04          .97         (2.62)           (.30)             --***      (1.95)
2007                               15.57          .98          (.45)           (.30)           (.01)          .22
2006                               15.46          .98           .34            (.24)           (.03)         1.05
2005                               16.06         1.01          (.50)           (.16)             --           .35
2004                               15.89         1.05           .20            (.08)             --          1.17
==================================================================================================================

                                      Less Distributions
                             -----------------------------------
                                                                       Offering
                                    Net                               Costs and
                             Investment      Capital               Auction Rate      Ending
                              Income to     Gains to                  Preferred      Common
                                 Common       Common                      Share       Share     Ending
                                 Share-       Share-               Underwriting   Net Asset     Market
                                holders      holders       Total      Discounts       Value      Value
-------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
-------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                      $     (.37)  $       --     $  (.37)  $         --   $   12.72   $  12.14
2008                               (.73)          --        (.73)            --       11.68      11.15
2007                               (.73)          --        (.73)            --       14.88      13.61
2006                               (.80)        (.08)       (.88)            --       15.40      14.83
2005                               (.97)        (.05)      (1.02)            --       15.31      15.31
2004                              (1.02)        (.05)      (1.07)            --       15.85      16.00

INSURED OPPORTUNITY (NIO)
-------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                            (.36)          --        (.36)            --       13.47      12.15
2008                               (.70)          --***     (.70)            --       12.39      11.15
2007                               (.73)        (.02)       (.75)            --       15.04      13.56
2006                               (.80)        (.14)       (.94)            --       15.57      14.75
2005                               (.92)        (.03)       (.95)            --       15.46      14.52
2004                               (.97)        (.03)      (1.00)            --       16.06      16.05
=======================================================================================================

                                   Auction Rate Preferred Shares          Variable Rate Demand Preferred Shares
                                          at End of Period                           at End of Period
                              --------------------------------------    -----------------------------------------
                                Aggregate   Liquidation                   Aggregate     Liquidation
                                   Amount    and Market        Asset         Amount      and Market        Asset
                              Outstanding         Value     Coverage    Outstanding           Value     Coverage
                                    (000)     Per Share    Per Share           (000)      Per Share    Per Share
-----------------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                       $   245,850   $    25,000    $  74,540    $        --     $        --   $       --
2008                              298,425        25,000       62,485             --              --           --
2007                              318,000        25,000       69,808             --              --           --
2006                              318,000        25,000       71,378             --              --           --
2005                              318,000        25,000       71,052             --              --           --
2004                              318,000        25,000       72,565             --              --           --

INSURED OPPORTUNITY (NIO)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                           573,300        25,000       72,656             --              --           --
2008                              623,350        25,000       65,315             --              --           --
2007                              680,000        25,000       69,864             --              --           --
2006                              680,000        25,000       71,440             --              --           --
2005                              680,000        25,000       71,126             --              --           --
2004                              680,000        25,000       72,904             --              --           --
=================================================================================================================

94 Nuveen Investments

                                                                                     Ratios/Supplemental Data
                                                             ------------------------------------------------------------------
                                                                                     Ratios to Average Net Assets
                                                                                     Applicable to Common Shares
                                      Total Returns                                   Before Credit/Reimbursement
                                 ----------------------                     ---------------------------------------------
                                                  Based            Ending
                                                     on               Net
                                     Based       Common            Assets
                                        on    Share Net        Applicable    Expenses          Expenses               Net
                                    Market        Asset         to Common   Including         Excluding        Investment
                                     Value*       Value*     Shares (000)    Interest++(a)     Interest++(a)       Income++
-------------------------------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                              12.50%       12.26%     $    487,180        1.42%*****        1.29%*****        8.22%*****
2008                                (13.35)      (17.24)          447,463        1.49              1.23              7.03
2007                                 (3.48)        1.38           569,958        1.52              1.18              6.53
2006                                  2.76         6.53****       589,928        1.20              1.20              6.49
2005                                  2.11         3.09           585,777        1.19              1.19              6.58
2004                                  4.37         7.90           605,028        1.19              1.19              6.88

INSURED OPPORTUNITY (NIO)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                              12.41        11.74         1,092,846        1.36*****         1.24*****         7.66*****
2008                                (13.17)      (13.45)        1,005,218        1.43              1.19              6.76
2007                                 (3.18)        1.49         1,220,297        1.41              1.16              6.39
2006                                  8.26         7.05****     1,263,172        1.17              1.17              6.38
2005                                 (3.72)        2.21         1,254,638        1.16              1.16              6.35
2004                                  9.47         7.64         1,302,985        1.16              1.16              6.59
===============================================================================================================================

                                                                   Ratios/Supplemental Data
                                              -------------------------------------------------------------
                                                       Ratios to Average Net Assets
                                                        Applicable to Common Shares
                                                        After Credit/Reimbursement**
                                              ---------------------------------------------
                                                Expenses         Expenses               Net       Portfolio
                                               Including        Excluding        Investment        Turnover
                                                Interest++(a)    Interest++(a)       Income++          Rate
------------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                             1.41%*****       1.28%*****        8.24%*****         2%
2008                                                1.47             1.21              7.05               7
2007                                                1.50             1.16              6.55               5
2006                                                1.20             1.20              6.49              13
2005                                                1.19             1.19              6.58              21
2004                                                1.19             1.19              6.88               8

INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                             1.35*****        1.23*****         7.68*****          4
2008                                                1.41             1.17              6.78               9
2007                                                1.40             1.14              6.41               5
2006                                                1.17             1.17              6.38              13
2005                                                1.16             1.16              6.35              25
2004                                                1.16             1.16              6.59               8
============================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

**** During the fiscal year ended October 31, 2006, Insured Quality (NQI) and Insured Opportunity (NIO) received payments from the Adviser of $27,762 and $42,338, respectively, to offset losses realized on the disposal of investments purchased in violation of each Fund's investment restrictions. This reimbursement did not have an impact on the Funds' Total Return on Common Share Net Asset Value.

***** Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended April 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 95

| Financial HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                       Investment Operations
                                               ----------------------------------------------------------------------
                                                                          Distributions   Distributions
                                                                               from Net            from
                                   Beginning                                 Investment         Capital
                                      Common                        Net       Income to        Gains to
                                       Share          Net     Realized/    Auction Rate    Auction Rate
                                   Net Asset   Investment    Unrealized       Preferred       Preferred
                                       Value       Income   Gain (Loss)    Shareholders+   Shareholders+       Total
---------------------------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME (NIF)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                            $   12.54   $      .49   $      1.17   $        (.04)  $          --   $     1.62
2008                                   14.90          .96         (2.37)           (.31)             --        (1.72)
2007                                   15.40          .97          (.47)           (.29)             --          .21
2006                                   15.33          .98           .25            (.25)           (.02)         .96
2005                                   16.00         1.01          (.49)           (.16)           (.01)         .35
2004                                   15.69         1.03           .36            (.08)             --         1.31

INSURED PREMIUM INCOME 2 (NPX)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                11.39          .39           .84              --              --         1.23
2008                                   13.73          .80         (2.32)           (.20)             --        (1.72)
2007                                   14.16          .86          (.39)           (.26)             --          .21
2006                                   13.93          .86           .28            (.23)             --          .91
2005                                   14.45          .89          (.44)           (.14)             --          .31
2004                                   14.24          .93           .23            (.07)             --         1.09
=====================================================================================================================

                                          Less Distributions
                                   --------------------------------
                                                                           Offering
                                          Net                             Costs and
                                   Investment    Capital               Auction Rate      Ending
                                    Income to   Gains to                  Preferred      Common
                                       Common     Common                      Share       Share     Ending
                                       Share-     Share-               Underwriting   Net Asset     Market
                                      holders    holders      Total       Discounts       Value      Value
-----------------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME (NIF)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                            $     (.34)  $     --   $   (.34)  $          --   $   13.82   $  12.69
2008                                     (.64)        --       (.64)             --       12.54      11.19
2007                                     (.71)        --       (.71)             --       14.90      13.25
2006                                     (.79)      (.10)      (.89)             --       15.40      14.60
2005                                     (.93)      (.09)     (1.02)             --       15.33      14.40
2004                                     (.98)      (.02)     (1.00)             --       16.00      15.64

INSURED PREMIUM INCOME 2 (NPX)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                  (.31)        --       (.31)             --       12.31      11.10
2008                                     (.62)        --       (.62)             --       11.39       9.56
2007                                     (.64)        --       (.64)             --       13.73      12.18
2006                                     (.68)        --       (.68)             --       14.16      13.03
2005                                     (.83)        --       (.83)             --       13.93      12.83
2004                                     (.88)        --       (.88)             --       14.45      14.11
===========================================================================================================

                                          Auction Rate Preferred Shares at       Variable Rate Demand Preferred Shares at
                                                   End of Period                                 End of Period
                                      ---------------------------------------   -------------------------------------------
                                        Aggregate     Liquidation                  Aggregate     Liquidation
                                           Amount      and Market       Asset         Amount      and Market         Asset
                                      Outstanding           Value    Coverage    Outstanding           Value      Coverage
                                            (000)       Per Share   Per Share          (000)       Per Share     Per Share
---------------------------------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME (NIF)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                               $   139,300     $    25,000   $  73,166   $         --     $        --    $       --
2008                                      154,950          25,000      64,301             --              --            --
2007                                      161,000          25,000      69,938             --              --            --
2006                                      161,000          25,000      71,429             --              --            --
2005                                      161,000          25,000      71,215             --              --            --
2004                                      161,000          25,000      73,240             --              --            --

INSURED PREMIUM INCOME 2 (NPX)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                        --              --          --        219,000         100,000       309,909
2008                                           --              --          --        219,000         100,000       294,318
2007                                      268,900          25,000      72,696             --              --            --
2006                                      268,900          25,000      74,180             --              --            --
2005                                      268,900          25,000      73,392             --              --            --
2004                                      268,900          25,000      75,176             --              --            --
===========================================================================================================================

96 Nuveen Investments

                                                                                     Ratios/Supplemental Data
                                                                   ------------------------------------------------------------
                                                                                           Ratios to Average Net Assets
                                                                                            Applicable to Common Shares
                                                Total Returns                               Before Credit/Reimbursement
                                             -------------------                  ---------------------------------------------
                                                           Based         Ending
                                                              on            Net
                                               Based      Common         Assets
                                                  on   Share Net     Applicable    Expenses        Expenses             Net
                                              Market       Asset      to Common   Including       Excluding      Investment
                                               Value*      Value*  Shares (000)    Interest++(a)   Interest++(a)     Income++
-------------------------------------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME (NIF)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                        16.73%      13.08%  $    268,380        1.38%***        1.30%***        7.45%***
2008                                          (11.12)     (11.92)       243,589        1.42            1.25            6.72
2007                                           (4.66)       1.40        289,400        1.38            1.21            6.41
2006                                            7.68        6.46        299,001        1.22            1.22            6.44
2005                                           (1.66)       2.16        297,624        1.20            1.20            6.39
2004                                            7.55        8.62        310,666        1.21            1.21            6.53

INSURED PREMIUM INCOME 2 (NPX)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                        19.63       10.95        459,701        2.20***         1.48***         6.77***
2008                                          (17.17)     (12.98)       425,557        2.13            1.25            6.12
2007                                           (1.77)       1.55        513,021        1.76            1.16            6.19
2006                                            7.11        6.75        528,984        1.16            1.16            6.14
2005                                           (3.32)       2.14        520,508        1.16            1.16            6.20
2004                                            6.42        7.89        539,697        1.16            1.16            6.52
===============================================================================================================================

                                                               Ratios/Supplemental Data
                                           -----------------------------------------------------------
                                                   Ratios to Average Net Assets
                                                   Applicable to Common Shares
                                                   After Credit/Reimbursement**
                                           -------------------------------------------
                                             Expenses        Expenses              Net      Portfolio
                                            Including       Excluding       Investment       Turnover
                                             Interest++(a)   Interest++(a)      Income++         Rate
------------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME (NIF)
------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                          1.37%***        1.29%***         7.46%***          1%
2008                                             1.40            1.22             6.75              6
2007                                             1.36            1.19             6.43              9
2006                                             1.21            1.21             6.44              8
2005                                             1.20            1.20             6.40             20
2004                                             1.20            1.20             6.53             13

INSURED PREMIUM INCOME 2 (NPX)
------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                          2.19***         1.47***          6.78***           3
2008                                             2.11            1.23             6.14              8
2007                                             1.74            1.14             6.21              5
2006                                             1.16            1.16             6.15             15
2005                                             1.16            1.16             6.20             23
2004                                             1.16            1.16             6.53             14
======================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended April 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 97

        Financial

        HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                           Investment Operations
                                                       -------------------------------------------------------------------
                                                                                 Distributions   Distributions
                                                                                      from Net            from
                                            Beginning                               Investment         Capital
                                               Common                       Net      Income to        Gains to
                                                Share         Net     Realized/   Auction Rate    Auction Rate
                                            Net Asset  Investment    Unrealized      Preferred       Preferred
                                                Value      Income   Gain (Loss)   Shareholders+   Shareholders+     Total
--------------------------------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE (NVG)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                     $   12.85  $      .49   $      1.14  $        (.04)  $          --   $   1.59
2008                                            15.09        1.00         (2.25)          (.29)             --      (1.54)
2007                                            15.50        1.00          (.38)          (.28)             --        .34
2006                                            15.23        1.01           .33           (.25)             --       1.09
2005                                            15.78        1.00          (.38)          (.15)           (.01)       .46
2004                                            15.41        1.02           .42           (.07)             --       1.37

INSURED TAX-FREE ADVANTAGE (NEA)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                         12.37         .48          1.09           (.04)             --       1.53
2008                                            14.71         .95         (2.31)          (.27)             --      (1.63)
2007                                            14.93         .97          (.21)          (.27)             --        .49
2006                                            14.56         .97           .38           (.24)             --       1.11
2005                                            14.75         .97          (.19)          (.15)             --        .63
2004                                            14.54         .99           .21           (.07)             --       1.13
==========================================================================================================================

                                              Less Distributions
                                      --------------------------------
                                                                             Offering
                                             Net                            Costs and
                                      Investment     Capital             Auction Rate      Ending
                                       Income to    Gains to                Preferred      Common
                                          Common      Common                    Share       Share      Ending
                                          Share-      Share-             Underwriting   Net Asset      Market
                                         holders     holders     Total      Discounts       Value       Value
--------------------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE (NVG)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                               $     (.36)  $      --  $   (.36)  $         --   $   14.08   $   12.69
2008                                        (.70)         --      (.70)            --       12.85       11.42
2007                                        (.75)         --      (.75)            --       15.09       13.71
2006                                        (.82)         --      (.82)            --       15.50       14.89
2005                                        (.89)       (.12)    (1.01)            --       15.23       14.17
2004                                        (.93)       (.07)    (1.00)            --       15.78       14.89

INSURED TAX-FREE ADVANTAGE (NEA)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                     (.35)         --      (.35)            --       13.55       12.53
2008                                        (.71)         --      (.71)            --       12.37       11.40
2007                                        (.71)         --      (.71)            --       14.71       14.30
2006                                        (.74)         --      (.74)            --       14.93       14.35
2005                                        (.81)       (.01)     (.82)            --       14.56       13.41
2004                                        (.92)       (.01)     (.93)           .01       14.75       14.91
==============================================================================================================

                                              Auction Rate Preferred Shares           Variable Rate Demand Preferred Shares
                                                     at End of Period                            at End of Period
                                        ----------------------------------------    -----------------------------------------
                                          Aggregate     Liquidation                   Aggregate     Liquidation
                                             Amount      and Market        Asset         Amount      and Market        Asset
                                        Outstanding           Value     Coverage    Outstanding           Value     Coverage
                                              (000)       Per Share    Per Share          (000)       Per Share    Per Share
-----------------------------------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE (NVG)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                 $   210,800     $    25,000    $  74,750    $        --    $         --    $      --
2008                                        226,975          25,000       67,189             --              --           --
2007                                        233,000          25,000       73,281             --              --           --
2006                                        233,000          25,000       74,575             --              --           --
2005                                        233,000          25,000       73,714             --              --           --
2004                                        233,000          25,000       75,471             --              --           --

INSURED TAX-FREE ADVANTAGE (NEA)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                     132,800          25,000       72,197             --              --           --
2008                                        132,800          25,000       68,124             --              --           --
2007                                        144,000          25,000       72,290             --              --           --
2006                                        144,000          25,000       73,005             --              --           --
2005                                        144,000          25,000       71,808             --              --           --
2004                                        144,000          25,000       72,415             --              --           --
=============================================================================================================================

98 Nuveen Investments

                                                                                       Ratios/Supplemental Data
                                                                  -----------------------------------------------------------------
                                                                                             Ratios to Average Net Assets
                                                                                              Applicable to Common Shares
                                               Total Returns                                  Before Credit/Reimbursement
                                           --------------------                   --------------------------------------------------
                                                          Based          Ending
                                                             on             Net
                                              Based      Common          Assets
                                                 on   Share Net      Applicable        Expenses        Expenses             Net
                                             Market       Asset       to Common       Including       Excluding      Investment
                                              Value*      Value*   Shares (000)        Interest++(a)   Interest++(a)     Income++
-----------------------------------------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE (NVG)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                       14.53%      12.52%  $     419,494            1.28%***        1.23%***        7.08%***
2008                                         (12.11)     (10.64)        383,035            1.32            1.17            6.48
2007                                          (3.12)       2.25         449,982            1.31            1.14            6.15
2006                                          11.09        7.39         462,037            1.15            1.15            6.15
2005                                           2.00        2.93         454,018            1.15            1.15            5.96
2004                                           7.61        9.19         470,389            1.15            1.15            6.09

INSURED TAX-FREE ADVANTAGE (NEA)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                       13.30       12.57         250,711            1.32***         1.26***         7.16***
2008                                         (15.97)     (11.56)        229,075            1.26            1.19            6.27
2007                                           4.59        3.35         272,391            1.19            1.17            6.04
2006                                          12.82        7.82         276,506            1.19            1.19            6.12
2005                                          (4.68)       4.33         269,614            1.19            1.19            6.06
2004                                           7.41        8.07         273,112            1.20            1.20            6.24
===================================================================================================================================

                                                                  Ratios/Supplemental Data
                                               ----------------------------------------------------------
                                                     Ratios to Average Net Assets
                                                      Applicable to Common Shares
                                                     After Credit/Reimbursement**
                                               ------------------------------------------
                                                Expenses        Expenses              Net      Portfolio
                                               Including       Excluding       Investment       Turnover
                                                Interest++(a)   Interest++(a)      Income++         Rate
---------------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE (NVG)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                              .97%***         .93%***         7.38%***          5%
2008                                                 .96             .81             6.84              7
2007                                                 .88             .71             6.58             12
2006                                                 .70             .70             6.60             15
2005                                                 .70             .70             6.42              2
2004                                                 .70             .70             6.54             11

INSURED TAX-FREE ADVANTAGE (NEA)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                             1.04***          .98***          7.44***           3
2008                                                 .86             .80             6.67              8
2007                                                 .69             .67             6.54              6
2006                                                 .69             .69             6.61             --
2005                                                 .70             .70             6.55              1
2004                                                 .71             .71             6.73             13
=========================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended April 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 99

Reinvest Automatically Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued

100 Nuveen Investments
by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 101

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

102 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 103

Notes

104 Nuveen Investments

Notes

                                                          Nuveen Investments 105

Notes

106 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                            COMMON SHARES        PREFERRED SHARES
                              REPURCHASED                REDEEMED

NQI                                    --                   2,103
NIO                                    --                   2,002
NIF                                    --                     626
NPX                                    --                      --
NVG                                10,400                     647
NEA                                19,300                      --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 107

Nuveen Investments: Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

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                                                         It's not what you earn,
                                                          it's what you keep.(R)

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     ESA-D-0409D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Premium Income Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: July 8, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 8, 2009
    -------------------------------------------------------------------